        March 31, 2003                                             ANNUAL REPORT


SUNAMERICA INCOME FUNDS

SunAmerica Core Bond Fund (NAIBX)

SunAmerica U.S. Government Securities Fund (SGTAX)

SunAmerica GNMA Fund (GNMAX)

SunAmerica Strategic Bond Fund (SDIAX)

SunAmerica High Yield Bond Fund (SHNAX)

SunAmerica Tax Exempt Insured Fund (STEAX)

                        Table of Contents

                    INCOME MARKET REVIEW AND OUTLOOK...  2
                    INCOME FUNDS PORTFOLIO REVIEW......  4
                    STATEMENT OF ASSETS AND LIABILITIES 17
                    STATEMENT OF OPERATIONS............ 19
                    STATEMENT OF CHANGES IN NET ASSETS. 21
                    FINANCIAL HIGHLIGHTS............... 24
                    PORTFOLIO OF INVESTMENTS........... 30
                    NOTES TO FINANCIAL STATEMENTS...... 67
                    REPORT OF INDEPENDENT ACCOUNTANTS.. 87
                    TRUSTEE INFORMATION................ 88
                    SHAREHOLDER TAX INFORMATION........ 90
                    COMPARISON: PORTFOLIOS VS. INDEXES. 91

        SunAmerica Income Funds Annual Report
--------------------------------------------------------------------------------

The AIG SunAmerica Income Funds Investment Professionals

     AIG SunAmerica Asset Management Corp. AIGGIC
     ------------------------------------- ------
     Michael Cheah                         Rob Vanden Assem Steve Guterman
     Brian Tesseyman                       Hutch Bryan      Rich Mercante
     Brian Wiese                           Jeff Gary

Dear Shareholders:

The past twelve months have been marked by economic and political uncertainty. Despite brief stirring of a U.S. recovery in the third quarter of 2002, growth failed to ignite. War jitters, disappointing earnings and continuing corporate accounting scandals sidelined business investment. In November, the Federal Reserve sought to stimulate the economy by cutting the federal funds rate to 1.25%, its lowest rate in decades. GDP remained stubbornly stagnant, however, registering a 2% annual rate at the close of the funds' reporting period. This was up only slightly from 1.4% for the last quarter of 2002, and down considerably from just over one year ago, when GDP was running at a heady 5%.

Throughout the period, American corporations continued to suffer from over-investment and too much debt. Core inflation--the Consumer Price Index
(CPI) minus food and energy prices--fell from 2.6% to 1.9%, and the capacity utilization rate, down precipitously from a high in 2000, remained below 75%. Facing a loss of pricing power, companies were forced to bolster financial returns through expense reduction and employee contraction.

Non-farm payrolls grew by an average of only 100,000 jobs per month. This was significantly below the stable-economy benchmark of 125,000, and resulted in a net contraction in jobs at the end of the reporting period. Initial unemployment benefit claims stayed strong, demonstrating no evidence of slackening off. Rising oil prices and war-time supply uncertainties further dampened consumer confidence and weakened business spending.

Throughout this period, investors looked to bonds to provide some shelter from the turbulence, all the while placing additional emphasis on quality and liquidity. A strong rally in Treasuries drove rates to their lowest levels in a generation. The yield on the bellwether 10-year Treasury note declined by approximately 170 basis points between May and October 2002 dropping from 5.3% to 3.6%, and remained in a trading range for the second half. The steepness of the yield curve had not been witnessed in the markets since late 1993.

Agency debt and corporate bonds had a strong, albeit volatile, year as well. Headline risk buffeted the agencies earlier in the period as questions arose regarding their status, management practices and growth rates. Corporate bonds suffered from sub-par economic conditions and continuing revelations of corporate malfeasance. Both sectors recovered in the past few months: agencies bolstered by the unexpectedly strong buy-back programs of FNMA and FHLMC, and corporate credits by the renewed commitment many companies have made to repairing their balance sheets.

Demand also held for GNMAs and municipal securities. Record low interest rates brought record prepayments to the GNMA sector, along with a demand for these securities as investors reinvested pay-downs back into the sector. Municipalities also took advantage of the low rate environment to issue record amounts of new paper in 2002, and municipal bond funds registered strong inflows of new money. Total new municipal bond issuance during the first quarter of 2003 was a record $83 billion, with March producing the largest issuance of bonds in the last fourteen years.

The high yield sector and emerging market bonds followed a similar track. In the first part of the period, both sectors experienced weakness. Since November, however, the high yield market has experienced strong inflows due to attractive relative value and emerging market bonds have strengthened considerably as the market has assimilated the situations in Brazil and Argentina.

Market Outlook

Mid to long term, we do not expect the economy to rebound quickly, regardless of the outcome of the war in Iraq. American corporations currently suffer from massive over-investment and too much debt. The manufacturing capacity utilization rate has fallen precipitously to only 72.9% as of March 31, 2003. Non-farm payrolls are down sharply; unemployment benefit claims continue to remain strong; and the Institute for Supply Management (ISM) index both for manufacturing and non-manufacturing has dipped below 50. Higher oil prices have not led to an inflationary environment, suggesting that the historical relationship between oil and bond performance has broken down. American industry has lost its pricing power and is unable to pass the higher fuel costs onto the consumer. Instead of being an inflationary catalyst, higher oil prices have become a tax on the consumer, further dampening spending.

Discussions with each of the SunAmerica Fixed Income Fund portfolio managers follow. In these discussions, the portfolio managers report to shareholders on each of their funds' performance over the twelve-month period ending March 31, 2003, and detail their distinct outlooks on the economy and on the particular sectors of the fixed income market in which their funds invest. The discussions also explain the current positioning of each fund and the specific strategies implemented by each manager.

--------
Past performance is no guarantee of future results.

        SunAmerica Core Bond Fund
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Managers: Rich Mercante and Rob Vanden Assem

For the annual period ended March 31, 2003, the SunAmerica Core Bond Fund Class A shares returned 9.58%. The Fund's peer class, the Lipper Corporate Debt A Funds Category, returned 10.55%* during the same time frame. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 11.69% for the twelve-month period.

How did you manage the portfolio over the past twelve months?

U.S. Treasuries rallied significantly in the last twelve months as sluggish economic growth, corporate accounting scandals and war worries spurred a flight to quality. The yield on the 2-year note declined by more than 200 basis points, while the yield on the 30-year bond was down 100 basis points. During the reporting period we positioned the portfolio to benefit from a flatter yield curve and maintained a duration that was slightly longer than the benchmark. Because of the steepness of the yield curve, we were able to benefit from the "roll down" effect. This means that we were able to capture additional yield without extending duration to the same degree that we would have had to if the curve were flatter. Agency securities were overweight to add incremental yield.

The first half of the year saw the corporate credit sector weakened by concerns of excessive leverage and questionable business practices--particularly in the telecom and utility sectors. During this period, our strategy focused on adding diversity and liquidity to the credit segment of the portfolio. Beginning in October, corporate bond positions were bolstered to take advantage of improving conditions in the market. Spread durations were increased with an underweight in the 10-year sector.

In the agency sector, positions were increased during the second half of 2002. Questions regarding the special status of the agencies generated temporary weakness during this period, which created buying opportunities.

The mortgage-backed securities markets continued to see record prepayments--and strong demand, as investors reinvested pay-downs in the sector. We maintained the Fund's overweight in discount and lower coupons in the mortgage-backed portion of the portfolio throughout this period, staying slightly long to the index.

Would you give us some specific examples of investment decisions you have recently made?

In the Treasury sector, we focused on cheaper, "off the run" issues--securities that are older and traded in the secondary market. This allowed us to add incremental yield without sacrificing liquidity. In the agency sector of the portfolio, we favored shorter callable and longer subordinated non-callable issues. For example, 10-year subordinated agencies were purchased at yields of approximately 30 basis points higher than senior agency debt, a level that compares favorably to high quality corporate bonds as well. We also added some new names to the corporate credit portion of the portfolio. We purchased positions in Comcast, Dominion Resources and AEP, and added to existing positions in Household Finance, AT&T Wireless, Citizens Communications, Verizon and AOL Time Warner. These selections are from the two most battered sectors of 2002--telecom and utilities. As companies focus on balance sheet repair and a reduction of debt, we believe these sectors are poised for continued outperformance.

What is your investment outlook for the remainder of 2003?

The economy weakened more than we had expected in the last months of the reporting period. We look for this weakness to subside slowly and momentum to build for a stronger second half of 2003. Thus, we contend that rates should remain in a relatively confined range over the near term, with a tendency for higher rates and a flatter yield curve in the second half.

Supply in the corporate credit markets is tightening as issues mature and companies focus on improving credit metrics. Given the prospect of dwindling corporate issuance, we believe 2003 should see the credit sector continue to turn in strong results. In the mortgage-backed sector we see duration extension risk as a major concern. This is the risk that as rates rise and mortgage prepayments slow the average maturities of mortgage-backed securities extend. In this scenario, the securities are hit with a "double whammy": rising rates and extending maturities. A continued steep yield curve, however, will provide some support for the sector by keeping short-end bank buyers seeking attractive short-term yields in the market. The portfolio's mortgage-backed securities section will continue to overweight discount and lower coupon securities while remaining poised to nimbly reallocate to higher coupons and 15-year maturities at the appropriate time.

                     Average Annual Returns as of 3/31/03

                                                                  Return
                                                                   Since
                                                                 Inception
                                               1 yr  5 yr  10 yr (5/01/91)
                                               ----  ----  ----- ---------
      A Shares At Net Asset Value............. 9.58% 5.26% 5.61%   6.79%
      A Shares  Maximum Sales Charge.......... 4.37% 4.24% 5.10%   6.36%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    LEHMAN BROTHERS AGGREGATE BOND INDEX--It includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's or Fitch Investor Services, in that order. The Lehman Brothers Aggregate Bond Index is comprised of Lehman's Government/Corporate, Mortgage-Backed Securities, and Asset-Backed Securities Indices.
--------
*Past performance is no guarantee of future results. According to Lipper Inc, SunAmerica Core Bond Fund Class A ranked 140 out of 197 Corporate Debt Funds A Rated for the 1 year ending 3/31/03. The Fund ranked 106 out of 127 Corporate Debt Funds for the 5 years ending 3/31/03. The Fund ranked 52 out of 54 Corporate Debt Funds for the 10 years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees.

        SunAmerica U.S. Government Securities Fund
--------------------------------------------------------------------------------


Lead Portfolio Manager: Michael Cheah

For the annual period ended March 31, 2003, the SunAmerica U.S. Government Securities Fund Class A returned 14.14%*, outperforming both the Fund's peer class, the Lipper General U.S. Government Funds Category, which returned 10.87% and the Fund's benchmark, the Lehman Brothers Government Bond, which returned 13.41%.

In addition, the SunAmerica U.S. Government Securities Fund maintains an impressive long-term track record of performance. For the three years ended 3/31/03, the Fund's return of 10.11% outpaced the return of the Lipper U.S. Government Funds Category, which returned 8.65%. This places the Fund in the top 8% in that 145 fund Lipper Peer group.

How did you manage the portfolio over the past annual period?

U.S. Treasuries launched a strong and sustained rally in the first half of the Fund's reporting period. Yields on the benchmark 10-year Treasury note dropped roughly 170 basis points between May and October 2003. In November the Federal Reserve stepped in and cut the federal funds rate 50 basis points. Treasuries had already discounted the cut, however, and the 10-year note remained in a trading range of between 3.6% and 4.3% in the last four months of the Fund's reporting period.

Over the twelve-month period we continued to hold only top-quality, government guaranteed securities, and extended the portfolio's duration. Both strategies proved judicious as the market shifted toward safety due to war-time jitters and economic weakness, and as interest rates declined. In the last quarter, when geopolitical uncertainties escalated and the potential for war with Iraq increased, we refrained from short-term trading and outperformed competitors who lost value by rotating in and out of the market in a quest to lock in returns. The Fund closed the period overweight GNMAs and longer in duration than the Fund's Lehman Brothers benchmark.

What is your investment outlook for the remainder of 2003?

Mid to long term, we do not expect the economy to rebound quickly, regardless of the outcome of the war in Iraq. American corporations currently suffer from massive over-investment and too much debt. The manufacturing capacity utilization rate has fallen precipitously to only 72.9% at the close of March 2003. Non-farm payrolls are down sharply; unemployment benefit claims continue to remain strong; and the Institute for Supply Management (ISM) index both for manufacturing and non-manufacturing has dipped below 50. Higher oil prices have not led to an inflationary environment, suggesting that the historical relationship between oil and bond performance has broken down. American industry has lost its pricing power and is unable to pass the higher fuel costs onto the consumer. Instead of being an inflationary catalyst, higher oil prices have become a tax on the consumer, further dampening spending.

We expect this contracting of U.S. manufacturing to keep interest rates low for the remainder of the year because it is unlikely that the Federal Reserve will raise rates in a fragile economy. At the same time, demand for U.S. Treasuries remains strong, with Foreign Central Banks having purchased $85 billion of U.S. Treasuries in the last six months. We believe that inflation will continue to trend down after the war, and that over the next six months to a year Treasuries have the potential to perform well.

                     Average Annual Returns as of 3/31/03

                                                                Return
                                                                Since
                                                              Inception
                                                  1 yr  5 yr  (10/01/93)
                                                 -----  ----  ----------
        A Shares At Net Asset Value............. 14.14% 7.16%    6.52%
        A Shares Maximum Sales Charge...........  8.70% 6.12%    5.98%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    LEHMAN BROTHERS GOVERNMENT BOND INDEX--Comprised of
                    Lehman's Treasury Bond Index and Lehman's Agency Bond Index.

--------
*Past performance is no guarantee of future results. According to Lipper Inc, SunAmerica U.S. Government Securities Fund Class A ranked 14 out of 169 General U.S. Government Funds for the 1 year ending 3/31/03. The Fund ranked 15 out to 128 General U.S. Government Funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

        SunAmerica GNMA Fund
--------------------------------------------------------------------------------

Lead Portfolio Manager: Michael Cheah

For the annual period ended March 31, 2003, the SunAmerica GNMA Fund Class A returned 12.29%, placing number 1 among funds in its peer class, the Lipper GNMA Category, which returned an average of 8.28%*. The Fund also outperformed its benchmark, the Citigroup Mortgage GNMA Index, which returned 8.42%.

The Fund's long-term track record is equally as strong. For the past three-and five-year periods ending March 31, 2003, the Fund's performance places it number 2 among its peer class. In the three-year period, it placed number 2 of 53 funds; in the five-year period it placed 2 out of 41 funds. The Fund returned 9.95% and 7.67% in those periods respectively, versus the Lipper GNMA Category, which returned 8.25% and 6.33% in the same periods.

How did you manage the portfolio over the past twelve month period?

The pace of early repayments on most bonds in the $3 trillion market for mortgage-backed securities skyrocketed over the past year as interest rates fell and more homeowners refinanced their loans. This exposed a huge portion of the market to refinancing risk. We continued a strategy of avoiding high coupons and overweighting the portfolio in low coupons. While the pick-up in yield is less for the lower coupon securities, the risk of prepayment is significantly lower.

What is your investment outlook for the remainder of 2003?

Irrespective of the outcome of the current hostilities in Iraq, we do not anticipate a quick rebound for the U.S. economy. Key indicators point to continued softening. The manufacturing capacity utilization rate has fallen precipitously to only 72.9% as of March 31, 2003. Non-farm payrolls are down sharply, and unemployment benefit claims continue to remain strong. Despite higher oil prices--which typically trigger inflation--the core Consumer Price Index (CPI), which excludes food and energy prices, remains at a low 1.9%. American industry has lost its pricing power; it cannot pass higher energy costs onto the consumer and must cut expenses and contract payroll instead. In addition, higher oil prices have become a tax on the consumer, further dampening spending.

We expect this contracting of U.S. manufacturing to keep interest rates low for the rest of the year. At the same time, we expect demand for GNMAs to remain strong as investors reinvest pay-downs back into mortgage-backed securities and as they continue to seek a "safe haven" in a flight to quality in a fragile economy. In addition, it is our belief that the continued deterioration in the labor markets will weigh heavily on the consumer. We contend that this, along with a Fed policy that is likely to leave rates low or even ease further amid a low inflationary environment, could mean that GNMAs will continue to perform well going forward.

                      Average Annual Returns as of 3/31/03
                                                                Return
                                                                Since
                                                              Inception
                                                  1 yr  5 yr  (10/11/93)
                                                 -----  ----  ----------
        A Shares At Net Asset Value............. 12.29% 7.67%    7.33%
        A Shares Maximum Sales Charge...........  6.92% 6.62%    6.78%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    CITIGROUP MORTGAGE GNMA INDEX--Comprised of 15 and 30-year fixed-rate pass-through mortgage-backed securities.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., SunAmerica GNMA Fund Class A ranked 1 out of 66 GNMA Funds for the 1 year ending 3/31/03. The Fund ranked 2 out of 41 GNMA funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

        SunAmerica Strategic Bond Fund
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Steve Guterman

For the annual period ended March 31, 2003, the SunAmerica Strategic Bond Fund Class A returned 9.07%. The Fund's peer class, the Lipper Multi Sector Income Fund Category*, returned 9.78% during the same time frame. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index returned 11.69% for the twelve-month period.

How did you manage the portfolio over the past twelve months?

The Fund invests in four separate fixed income markets which have low correlation to each other: U.S. investment grade bonds (consisting of Treasury and agency issues, mortgage-backed securities and investment-grade corporate bonds), high yield bonds, emerging market bonds and non-U.S. dollar bonds issued by large, developed countries. In the first half of the reporting period, the Fund lagged its Lehman Brothers Aggregate Bond Index benchmark. This was due in large part to a relative underweighting in Treasury securities, which experienced a strong rally throughout last fall and winter. In the second half, however, the Fund outperformed the index due to strong returns from its high yield and emerging bonds segments. As of March 31, 2003, the Fund's assets were allocated in the following percentage ranges: 37% to 39% high yield bonds; 32% to 33% investment-grade bonds; 20% to 24% emerging market debt; and approximately a 7% investment in non-U.S dollar bonds issued by large, developed countries.

Throughout the twelve months, we continued to work to keep the high yield portion of the Fund's portfolio in higher grade issues, shifting to B and BB ratings, with an emphasis on BB. The Fund also stayed fully invested in its emerging market allocation. This enabled it to benefit from a rally in this sector in the second half, after the markets had discounted the problems in Argentina and Brazil. In the non-dollar segment, we maintained positions in both Canada and Australia.

Would you give us some specific examples of investment decisions you have recently made?

One of the bright sectors in the high yield market over the past year has been the independent energy companies. After the fall of Enron, investors worried that the whole sector might melt down. The reality, however, was that many of these businesses had real cashflows and profits. Recognizing the low valuations we added to our energy allocation, and participated in the rally that followed.

The Fund also gained appreciation from reducing its emerging market positions in Brazil and Ecuador. This was done in anticipation of some volatility at the onset of the Iraq conflict. Finally, the undervalued Euro currency provided a key opportunity. We allocated an average 40% of the Fund's non-dollar allocation to Euro denominated government bonds. Euroland bond markets such as Greece and Spain in which we held strategic positions that performed well when translated back into US dollars.

What is your investment outlook for the remainder of 2003?

We are cautious in our outlook for the investment-grade segment of the market, both from a yield and a total return perspective. We do not anticipate much opportunity for price appreciation until later in the year when rates may begin to rise as the economy strengthens. We are optimistic for the high yield sector, which is still yielding a very attractive average 10%. We believe the bulk of the defaults are behind us and that improving fundamentals should provide price appreciation potential in this sector as the economy rebounds. A dark cloud remains on the high yield horizon in the form of airlines, however. The combined impact of the war in Iraq and SARS has reduced both business and leisure travel to the point where there is significant risk of more defaults in that industry. Hence we are minimizing our exposure to the high yield airline sector. We also expect positive results in the non-dollar bond segment of the portfolio. In the course of the reporting period, there was a 20% change in the value of the US dollar vs. the Euro. Anticipating continuing dollar weakness we began a shift of the Fund's non-dollar allocation from 5% to approximately 8% of the portfolio going forward.

                     Average Annual Returns as of 3/31/03

                                                               Return
                                                               Since
                                                             Inception
                                                 1 yr  5 yr  (11/01/93)
                                                 ----  ----  ----------
        A Shares At Net Asset Value............. 9.07% 3.89%    6.21%
        A Shares Maximum Sales Charge........... 3.88% 2.88%    5.66%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    LEHMAN BROTHERS AGGREGATE BOND INDEX--It includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's or Fitch Investor Services, in that order. The Lehman Brothers Aggregate Bond Index is comprised of Lehman's Government/Corporate, Mortgage-Backed Securities, and Asset-Backed Securities Indices.

--------
* Past performance is no guarantee of future results. According to Lipper, Inc., SunAmerica Strategic Bond Fund Class A ranked 59 out of 113 Multi-Sector Income Funds for the 1 year ending 3/31/03. The Fund ranked 31 out of 84 Multi-Sector Income Funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

        SunAmerica High Yield Bond Fund
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Jeff Gary

For the annual period ended March 31, 2003, the SunAmerica High Yield Bond Fund Class A returned - 2.45%. The Fund's peer class, the Lipper High Current Yield Funds Category, returned 2.71%* during the same time frame. The Fund's benchmark, the Citigroup High Yield Market Index returned 4.92% for the twelve-month period.

How did you manage the portfolio over the past twelve months?

The Fund underperformed in the first five months of the fiscal year due to overweight positions in higher risk credits. Since September, however, the portfolio has performed significantly better as we have adopted a more conservative risk profile due to our cautious outlook for economic growth. This cautious view stems from our belief that there is excess supply in many industries which is limiting pricing power.

In the fourth calendar quarter of 2002, given the substantial declines in high yield bond prices during the past year, we decided to increase exposure to many undervalued names. We continued to increase exposure to bonds and sectors with more upside potential. This included overweight positions in the telecom, cable, energy, and healthcare sectors. We have been underweight in cyclical sectors, such as paper, metals and lodging due to our cautious economic outlook.

This strategy of increasing risk despite a cautious economic outlook was driven by two factors. First, 13% represented an attractive yield within the high yield market in late October. Second, the market has been driven by very strong inflows into mutual funds since November 2002. Investors have been pulling money out of money market funds and equity funds, and investing this cash into high yield bond funds. In addition, the default rate for the trailing twelve months through February 2003 dropped to 7.50% from double-digit levels in 2002. While this is still high by historical standards, the high yield market has traditionally performed well when default rates decline.

Would you give us some specific examples of investment decisions you have recently made?

Starting in the fourth calendar quarter of 2002 and continuing through March 31, we increased exposure to credits and sectors that we believed were significantly undervalued.

This included adding to an existing Qwest position, essentially raising it to 4% of the portfolio from 1%. Qwest owns U.S. West, a regional Bell company, and we believed the company would be able to access the capital markets, which it did successfully. We also purchased some undervalued event-driven names:
Cablevision, Williams Company, Nextel, Telus and Charter.

What is your investment outlook for the remainder of 2003?

Currently, global geopolitical conflicts are still unresolved; the equity markets remain range-bound; and the economy is soft. At the same time, the high yield market is experiencing one of the biggest rallies in history. On the surface, the aforementioned statement seems inconceivable, but the underperformance of the equity markets since the spring of 2000 has investors searching for other outlets in which to invest their funds. This has led the high yield market to strong performance over the past six months and record inflows for the first quarter.

However, an additional oddity has occurred this year. Generally a rally of this magnitude is led by the higher credit quality segment of the market. BB's and B's usually gain momentum, then slowly but surely the market gets "brave enough" to start purchasing CCC's. This time around, the rally has been almost solely focused on the bottom. In fact, spreads of BB's and B's have widened, while CCC's have significantly tightened. This can most certainly be tied to the increased liquidity in the market. Many utility, telecom and technology names got hit in 2002 because of fears that they would run out of cash in 2003. Investors, primarily banks, have for the most part been willing to push off near-term maturities, buying time for companies to reap the benefits of a better economy, which hopefully will translate into better balance sheets. Therefore, we believe that market returns still hinge on a rebound in the economy.

We are not seeing any evidence of a solid rebound in the economy, outside of optimism surrounding the quick end to the war in Iraq. While consumer confidence remains low, unemployment is rising, auto sales are sliding, housing seems to be weakening and capital spending by corporations has not returned. The airlines continue to lose increasing sums of money as travel remains below normal. Given this continued uncertainty in the economy and our perception that liquidity and not fundamentals is driving these record returns, we continue to believe that higher quality high yield issues combined with select, event driven bonds at a discount, are the most attractive spots in the high yield market. We believe the second half of 2003 will return investors' focus to fundamentals, which will drive demand for higher quality credits.

                     Average Annual Returns as of 3/31/03

                                                               Return
                                                               Since
                                                             Inception
                                                  1 yr  5 yr (11/02/98)
                                                 -----  ---- ----------
        A Shares At Net Asset Value............. -2.45% N/A    -0.17%
        A Shares Maximum Sales Charge........... -7.17% N/A    -1.27%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    CITIGROUP HIGH YIELD MARKET INDEX--Captures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. This index is our broadest market measure and includes cash-pay and deferred-interest securities. All bonds are publicly placed, have a fixed coupon, and are nonconvertible. Bonds issued under Rule 144A are included in their registered form.


13


--------
*Past performance is no guarantee of future results. According to Lipper, Inc., the SunAmerica High Yield Bond Fund Class A ranked 347 out of 379 High Current Yield Funds for the 1 year ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

        SunAmerica Tax Exempt Insured Fund
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Hutch Bryan

For the year ended March 31, 2003, the SunAmerica Tax Exempt Insured Fund Class A returned 9.08%, slightly underperforming the Fund's peer class, the Lipper Insured Municipal Debt Funds Category, which returned 9.34%*. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 9.89%.

How did you manage the portfolio over the past annual period?

During the first nine months of the period, we worked on extending the Fund's duration. In anticipation of substantial rollovers in June and July we purchased securities in the steeper part of the curve, specifically bonds with 15 to 20 year maturities. This enabled us to pick up incremental yield, and the Fund benefited. Favoring the long segment of the market caused the Fund to be negatively impacted by the brief equity rally in October, but allowed it to benefit from seasonal anomalies and a bond market rally in December. In the first quarter of 2003, however, believing that yield levels were not sustainable, we moved holdings into a barbell structure, positioning the Fund to outperform in a rising, flattening yield curve. This entailed overweighting the short and long portion of the curve at the expense of the middle portion. Unfortunately war concerns seemed to take precedence over economic indicators, and the seasonal weakness usually characteristic of March did not appear until very late in the month. The yield curve remained steep, causing us to slightly underperform our benchmark.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Municipalities took advantage of the low rate environment by issuing record amounts of new paper in 2002, and municipal bond funds registered strong inflows of new money during this time period. Total new municipal bond issuance during the first quarter of 2003 was a record $83 billion, with March producing the largest issuance of bonds in the last 14 years. The increase in supply enabled us to continue to benefit from a trading strategy of purchasing bonds at the time of new issue pricing, when volume is high and prices are attractive, and then selling the bonds in the secondary market when supplies diminish and prices increase.

In February 2003, we participated in a $2 billion Los Angeles California Unified School District offering which came at a good yield premium to other insured bonds available in the secondary market and which immediately traded higher. We also added other local California names, including California Department of Water and San Diego County Water Authority Bonds. We continued to steer away from state general obligation bonds as we believe state deficits could cause these issues to come under pressure. At the same time the Fund remains overweight in essential service revenue bonds, such as water, sewer and transportation authorities.

What is your investment outlook for the coming year?

We are cautious going forward as yield levels appear once again to be unsustainable. We look for economic growth to be subdued through the remainder of 2003, with business investment picking up and interest rates rising toward the end of the year. At that time, the now historically steep yield curve should begin to flatten. However, geopolitical factors associated with conflict in the Middle East lasting longer than expected and the economy falling back into recession are wildcards that could cause municipals to rally further. We expect the supply of municipal bonds to continue to remain high as low interest rates encourage refunding issues and also anticipate that the sector will remain inexpensive relative to Treasuries. Municipals finished the quarter at attractive yield ratios to Treasury bonds.

                     Average Annual Returns as of 3/31/03

                                                                  Return
                                                                  Since
                                                                Inception
                                              1 yr  5 yr  10 yr (11/22/85)
                                              ----  ----  ----- ----------
     A Shares At Net Asset Value............. 9.08% 4.79% 5.38%    6.28%
     A Shares  Maximum Sales Charge.......... 3.93% 3.78% 4.87%    5.99%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the other classes will vary based upon the difference in the sales charges and fees assessed to shareholders of that class.

                    LEHMAN BROTHERS MUNICIPAL BOND INDEX--A broad-based total return index for the tax-exempt bond market, comprising more than 46,000 investment grade, fixed rate, and tax-exempt issues with a remaining maturity of at least one year, including state and local general obligation, revenue, insured, and pre-refunded bonds that are selected from issues larger than $50 million dated since December 1990.
--------
* Past performance is no guarantee of future results. According to Lipper, Inc., the SunAmerica Insured Fund Class A ranked 34 out of 49 Insured Municipal Debt Funds for the 1 year ending 3/31/03. The Fund ranked 27 out of 42 Insured Municipal Debt Funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

If you would like additional information:

      [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

      [_]  Visit www.sunamericafunds.com for more up-to-date information.

        SunAmerica Income Funds
        STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2003

                                        Core      U.S. Government     GNMA        Strategic     High Yield    Tax Exempt
                                      Bond Fund   Securities Fund     Fund        Bond Fund     Bond Fund    Insured Fund
                                    ------------  --------------- ------------  ------------  -------------  ------------
ASSETS:
Investment securities, at value*... $306,829,086   $288,247,094   $615,115,926  $ 76,336,437  $ 189,682,454  $ 87,903,377
Short-term securities*.............   10,000,000             --             --       918,000             --    16,260,110
Repurchase agreements (cost equals
 market)...........................    5,264,000     17,116,000    265,253,000     1,713,000     17,037,000            --
Deposit with brokers for
 securities sold short.............           --             --             --            --        488,550            --
Cash...............................          360          1,014            330     2,089,156      1,053,902            --
Foreign currency*..................           --             --             --        46,738             --            --
Interest and dividends receivable..    2,697,569      1,570,796      2,274,797     1,532,948      5,484,274     1,161,065
Receivable for shares of
 beneficial interest sold..........      357,486      3,049,307      4,664,086       392,256      2,151,952       950,319
Receivable due from adviser........       13,408         91,390         69,248         5,241          4,246         6,772
Receivable for investments sold....    6,068,069     53,071,452             --       524,762      2,605,976     1,049,500
Prepaid expenses...................        1,527          1,229          1,195           598            916           496
                                    ------------   ------------   ------------  ------------  -------------  ------------
 Total assets......................  331,231,505    363,148,282    887,378,582    83,559,136    218,509,270   107,331,639
                                    ------------   ------------   ------------  ------------  -------------  ------------
LIABILITIES:
Payable for investments purchased..    8,002,168     63,327,014    299,323,357       510,022      3,656,506     3,025,440
Payable for shares of beneficial
 interest redeemed.................           --      1,277,771      1,385,109       118,069        119,005       129,694
Interest payable on securities
 sold short........................           --             --             --            --         14,875            --
Dividends payable..................        9,184        229,048        211,926       146,539        497,303       131,187
Accrued expenses...................      144,536        248,044        135,499       111,162        134,446       117,774
Investment advisory and management
 fees payable......................      156,184        164,133        229,414        44,421        130,287        43,748
Distribution and service
 maintenance fees payable..........       20,060        137,010        353,321        45,921         88,137        44,811
Securities sold short, at value#...           --             --             --            --        485,625            --
                                    ------------   ------------   ------------  ------------  -------------  ------------
 Total liabilities.................    8,332,132     65,383,020    301,638,626       976,134      5,126,184     3,492,654
                                    ------------   ------------   ------------  ------------  -------------  ------------
   Net assets...................... $322,899,373   $297,765,262   $585,739,956  $ 82,583,002  $ 213,383,086  $103,838,985
                                    ============   ============   ============  ============  =============  ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest,
 $.01 par value.................... $    312,646   $    309,117   $    506,819  $    267,719  $     582,514  $     77,860
Paid-in capital....................  321,404,046    301,730,769    567,341,934   136,332,886    363,135,728    96,618,260
                                    ------------   ------------   ------------  ------------  -------------  ------------
                                     321,716,692    302,039,886    567,848,753   136,600,605    363,718,242    96,696,120
Accumulated undistributed net
 investment income (loss)..........       29,877       (893,062)      (293,949)      (38,581)      (139,760)       74,152
Accumulated net realized gain
 (loss) on investments and foreign
 currency..........................   (4,610,479)   (11,565,385)     9,198,259   (54,963,242)  (135,432,000)    2,037,977
Net unrealized appreciation
 (depreciation) on investments.....    5,763,283      8,183,823      8,986,893       981,513    (14,752,896)    5,030,736
Net unrealized appreciation
 (depreciation) on foreign
 currency, and other assets and
 liabilities.......................           --             --             --         2,707             --            --
Net unrealized appreciation
 (depreciation) on securities sold
 short.............................           --             --             --            --        (10,500)           --
                                    ------------   ------------   ------------  ------------  -------------  ------------
   Net assets...................... $322,899,373   $297,765,262   $585,739,956  $ 82,583,002  $ 213,383,086  $103,838,985
                                    ============   ============   ============  ============  =============  ============
*Identified cost
 Investment securities............. $301,065,803   $280,063,271   $606,129,033  $ 75,354,924  $ 204,435,350  $ 82,872,641
                                    ============   ============   ============  ============  =============  ============
 Short-term securities............. $ 10,000,000   $         --   $         --  $    918,000  $          --  $ 16,260,110
                                    ============   ============   ============  ============  =============  ============
 Foreign currency.................. $         --   $         --   $         --  $     45,695  $          --  $         --
                                    ============   ============   ============  ============  =============  ============
#Proceeds from securities sold
 short............................. $         --   $         --   $         --  $         --  $     475,125  $         --
                                    ============   ============   ============  ============  =============  ============

See Notes to Financial Statements.

        SunAmerica Income Funds
        STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2003 -- (continued)


                                                  Core      U.S. Government     GNMA      Strategic  High Yield   Tax Exempt
                                                Bond Fund   Securities Fund     Fund      Bond Fund  Bond Fund   Insured Fund
                                               ------------ --------------- ------------ ----------- ----------- ------------
Class A (unlimited shares authorized):
Net assets.................................... $ 21,260,350  $210,847,685   $255,095,689 $37,136,091 $66,521,060 $78,357,691
Shares of beneficial interest issued and
 outstanding..................................    2,060,394    21,889,194     22,110,255  12,042,093  18,189,313   5,875,442
Net asset value and redemption price per
 share........................................ $      10.32  $       9.63   $      11.54 $      3.08 $      3.66 $     13.34
Maximum sales charge (4.75% of offering
 price).......................................         0.51          0.48           0.58        0.15        0.18        0.67
                                               ------------  ------------   ------------ ----------- ----------- -----------
Maximum offering price to public.............. $      10.83  $      10.11   $      12.12 $      3.23 $      3.84 $     14.01
                                               ============  ============   ============ =========== =========== ===========
Class B (unlimited shares authorized):
Net assets.................................... $  7,197,979  $ 62,595,199   $189,323,114 $27,879,489 $57,595,777 $19,030,787
Shares of beneficial interest issued and
 outstanding..................................      699,998     6,496,269     16,366,147   9,046,166  15,717,905   1,426,952
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)............ $      10.28  $       9.64   $      11.57 $      3.08 $      3.66 $     13.34
                                               ============  ============   ============ =========== =========== ===========
Class II (unlimited shares authorized):
Net assets.................................... $  5,597,986  $ 24,322,378   $137,173,398 $14,422,540 $27,813,720 $ 6,450,507
Shares of beneficial interest issued and
 outstanding..................................      543,752     2,526,199     11,846,459   4,661,569   7,564,926     483,590
Net asset value and redemption price per share
 (excluding any applicable contingent deferred
 sales charge)................................ $      10.30  $       9.63   $      11.58 $      3.09 $      3.68 $     13.34
Maximum sales charge (1.00% of offering
 price).......................................         0.10          0.10           0.12        0.03        0.04        0.13
                                               ------------  ------------   ------------ ----------- ----------- -----------
Maximum offering price to public.............. $      10.40  $       9.73   $      11.70 $      3.12 $      3.72 $     13.47
                                               ============  ============   ============ =========== =========== ===========
Class I (unlimited shares authorized):
Net assets.................................... $ 20,617,323  $         --   $     40,960 $ 3,144,882 $    13,693 $        --
Shares of beneficial interest issued and
 outstanding..................................    1,995,810            --          3,550   1,022,112       3,745          --
Net asset value, offering and redemption price
 per share.................................... $      10.33  $         --   $      11.54 $      3.08 $      3.66 $        --
                                               ============  ============   ============ =========== =========== ===========
Class Z (unlimited shares authorized):
Net assets.................................... $268,225,735  $         --   $         -- $        -- $61,438,836 $        --
Shares of beneficial interest issued and
 outstanding..................................   25,964,605            --             --          --  16,775,489          --
Net asset value, offering and redemption price
 per share.................................... $      10.33  $         --   $         -- $        -- $      3.66 $        --
                                               ============  ============   ============ =========== =========== ===========
Class X (unlimited shares authorized):
Net assets.................................... $         --  $         --   $  4,106,795 $        -- $        -- $        --
Shares of beneficial interest issued and
 outstanding..................................           --            --        355,487          --          --          --
Net asset value, offering and redemption price
 per share.................................... $         --  $         --   $      11.55 $        -- $        -- $        --
                                               ============  ============   ============ =========== =========== ===========

See Notes to Financial Statements.

        SunAmerica Income Funds
        STATEMENT OF OPERATIONS -- For the year ended March 31, 2003
--------------------------------------------------------------------------------

                                         Core      U.S. Government     GNMA
                                       Bond Fund   Securities Fund     Fund
                                      -----------  --------------- -----------
 INVESTMENT INCOME:
 Income:
  Interest........................... $16,652,924    $13,759,738   $18,581,034
  Dividends..........................       1,571             --            --
                                      -----------    -----------   -----------
    Total investment income..........  16,654,495     13,759,738    18,581,034
                                      -----------    -----------   -----------
 Expenses:
  Investment advisory and
    management fees..................   1,785,883      1,770,621     1,971,950
  Distribution and service
    maintenance fees -- Class A......      27,182        715,746       693,584
  Distribution and service
    maintenance fees -- Class B......      49,193        530,039     1,434,782
  Distribution and service
    maintenance fees -- Class II.....      42,204        184,039       861,024
  Service fees -- Class I............      52,239             --           100
  Transfer agent fees and
    expenses -- Class A..............      21,782        511,550       472,143
  Transfer agent fees and
    expenses -- Class B..............      15,896        138,339       346,688
  Transfer agent fees and
    expenses -- Class II.............      14,459         45,683       202,340
  Transfer agent fees and
    expenses -- Class I..............      52,779             --           175
  Transfer agent fees and
    expenses -- Class Z..............      51,454             --            --
  Transfer agent fees and
    expenses -- Class X..............          --             --         5,662
  Custodian fees and expenses........     126,799         83,505       128,273
  Printing expense...................      27,444         42,767        66,356
  Audit and tax fees.................      56,604         34,634        33,703
  Trustees' fees and expenses........      25,585         19,538        22,702
  Legal fees and expenses............      20,603          9,567        12,172
  Registration fees -- Class A.......      12,411         33,158        17,239
  Registration fees -- Class B.......      11,589         12,362        22,048
  Registration fees -- Class II......       6,935         10,964        15,027
  Registration fees -- Class I.......      29,721             --         9,605
  Registration fees -- Class Z.......      36,908             --            --
  Registration fees -- Class X.......          --             --         7,591
  Interest expense...................          --             --            --
  Miscellaneous expenses.............      20,824         10,117         7,087
                                      -----------    -----------   -----------
    Total expenses before
     reimbursements and custody
     credits.........................   2,488,494      4,152,629     6,330,251
    Expenses reimbursed by
     investment adviser..............     (49,311)      (606,489)     (586,360)
    Custody credits earned on cash
     balances........................        (714)          (867)         (179)
                                      -----------    -----------   -----------
    Net expenses.....................   2,438,469      3,545,273     5,743,712
                                      -----------    -----------   -----------
 Net investment income (loss)........  14,216,026     10,214,465    12,837,322
                                      -----------    -----------   -----------
 REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  investments........................   5,090,925     13,675,462    16,538,167
 Net realized foreign exchange gain
  (loss) on other assets and
  liabilities........................          --             --            --
 Net realized gain (loss) on
  securities sold short..............          --             --            --
 Net increase from payments by
  affiliates (Note 4)................          --             --            --
 Net change in unrealized
  appreciation (depreciation) on
  investments........................  12,127,059     10,528,243    12,469,714
 Net change in unrealized
  appreciation (depreciation) on
  foreign currency and other assets
  and liabilities....................          --             --            --
 Net change in unrealized
  appreciation (depreciation) on
  securities sold short..............          --             --            --
                                      -----------    -----------   -----------
 Net realized and unrealized gain
  (loss) on investments..............  17,217,984     24,203,705    29,007,881
                                      -----------    -----------   -----------
 NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS... $31,434,010    $34,418,170   $41,845,203
                                      ===========    ===========   ===========

See Notes to Financial Statements.

        SunAmerica Income Funds
        STATEMENT OF OPERATIONS -- For the year ended March 31,
        2003 -- (continued)

                                                                        Strategic     High Yield    Tax Exempt
                                                                        Bond Fund     Bond Fund    Insured Fund
                                                                       -----------  -------------  ------------
INVESTMENT INCOME:
Income:
 Interest............................................................. $ 6,501,640   $ 20,923,678   $4,411,651
 Dividends............................................................     127,019        684,260           --
                                                                       -----------  -------------   ----------
   Total investment income............................................   6,628,659     21,607,938    4,411,651
                                                                       -----------  -------------   ----------
Expenses:
 Investment advisory and management fees..............................     503,696      1,370,799      506,087
 Distribution and service maintenance fees -- Class A.................     122,375        172,711      268,174
 Distribution and service maintenance fees -- Class B.................     258,044        553,659      192,848
 Distribution and service maintenance fees -- Class II................     137,903        199,612       53,116
 Service fees -- Class I..............................................       7,332             33           --
 Transfer agent fees and expenses -- Class A..........................      97,011        130,096      180,132
 Transfer agent fees and expenses -- Class B..........................      71,840        140,407       46,567
 Transfer agent fees and expenses -- Class II.........................      42,824         59,736       13,596
 Transfer agent fees and expenses -- Class I..........................       6,918            885           --
 Transfer agent fees and expenses -- Class Z..........................          --         17,627           --
 Transfer agent fees and expenses -- Class X..........................          --             --           --
 Custodian fees and expenses..........................................     159,449         63,162       58,282
 Printing expense.....................................................      22,570         48,293        8,634
 Audit and tax fees...................................................      37,671         39,522       36,504
 Trustees' fees and expenses..........................................       5,746         15,432        7,687
 Legal fees and expenses..............................................       4,973         20,782       11,157
 Registration fees -- Class A.........................................      15,676         15,906       25,392
 Registration fees -- Class B.........................................      14,399         13,360       19,327
 Registration fees -- Class II........................................       3,995          7,571        9,842
 Registration fees -- Class I.........................................      13,788         10,145           --
 Registration fees -- Class Z.........................................          --          7,948           --
 Registration fees -- Class X.........................................          --             --           --
 Interest expense.....................................................          --         86,335           --
 Miscellaneous expenses...............................................      12,014         22,042        6,312
                                                                       -----------  -------------   ----------
   Total expenses before reimbursements and custody credits...........   1,538,224      2,996,063    1,443,657
   Expenses reimbursed by investment adviser..........................     (29,993)       (46,481)      (6,207)
   Custody credits earned on cash balances............................     (11,578)        (6,713)      (1,121)
                                                                       -----------  -------------   ----------
   Net expenses.......................................................   1,496,653      2,942,869    1,436,329
                                                                       -----------  -------------   ----------
Net investment income (loss)..........................................   5,132,006     18,665,069    2,975,322
                                                                       -----------  -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...............................  (5,545,727)   (25,417,328)   3,277,158
Net realized foreign exchange gain (loss) on other assets and
 liabilities..........................................................     137,052             --           --
Net realized gain (loss) on securities sold short.....................          --       (320,650)          --
Net increase from payments by affiliates (Note 4).....................      12,000             --           --
Net change in unrealized appreciation (depreciation) on investments...   6,796,966      3,758,281    2,350,133
Net change in unrealized appreciation (depreciation) on foreign
 currency and other assets and liabilities............................       2,526             --           --
Net change in unrealized appreciation (depreciation) on securities
 sold short...........................................................          --        (10,500)          --
                                                                       -----------  -------------   ----------
Net realized and unrealized gain (loss) on investments................   1,402,817    (21,990,197)   5,627,291
                                                                       -----------  -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $ 6,534,823  ($  3,325,128)  $8,602,613
                                                                       ===========  =============   ==========

See Notes to Financial Statements.

        SunAmerica Income Funds
        STATEMENT OF CHANGES IN NET ASSETS

                                                                    Core Bond Fund               U.S. Government Securities Fund
                                                       ----------------------------------------  ------------------------------
                                                                       For the
                                                       For the year   five month   For the year  For the year    For the year
                                                          ended      period ended     ended         ended           ended
                                                        March 31,     March 31,    October 31,    March 31,       March 31,
                                                           2003         2002*         2001*          2003            2002
                                                       ------------  ------------  ------------  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)......................... $ 14,216,026  $  7,942,516  $ 21,191,818  $ 10,214,465    $  8,726,513
 Net realized gain (loss) on investments..............    5,090,925       566,137     9,371,745    13,675,462        (131,172)
 Net realized gain (loss) on futures contracts........           --            --            --            --              --
 Net realized foreign exchange gain (loss) on other
   assets and liabilities.............................           --            --            --            --              --
 Net realized gain (loss) on securities sold short....           --            --            --            --              --
 Net increase from payment by affiliates (Note 4).....           --            --            --            --              --
 Net change in unrealized appreciation (depreciation)
   on investments.....................................   12,127,059   (17,713,553)   13,844,059    10,528,243      (2,577,545)
 Net change in unrealized appreciation (depreciation)
   on foreign currency and other assets and
   liabilities........................................           --            --            --            --              --
 Net change in unrealized appreciation (depreciation)
   on securities sold short...........................           --            --            --            --              --
                                                       ------------  ------------  ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations...........................................   31,434,010    (9,204,900)   44,407,622    34,418,170       6,017,796
                                                       ------------  ------------  ------------   ------------    ------------

Dividends and distributions to shareholders:
 From net investment income (Class A).................     (320,620)      (95,154)     (232,668)   (8,637,623)     (7,859,518)
 From net investment income (Class B).................     (171,529)      (57,351)     (230,886)   (1,881,087)     (1,287,085)
 From net investment income (Class II)+...............     (145,853)      (60,887)     (438,716)     (652,207)       (260,972)
 From net investment income (Class I).................     (899,952)     (427,363)   (1,146,148)           --              --
 From net investment income (Class Z)+................  (13,648,311)   (6,379,198)  (17,433,677)           --              --
 From net realized gain on investments (Class A)......           --            --            --            --              --
 From net realized gain on investments (Class B)......           --            --            --            --              --
 From net realized gain on investments (Class II)+....           --            --            --            --              --
 From net realized gain on investments (Class I)......           --            --            --            --              --
 From net realized gain on investments (Class Z)+.....           --            --            --            --              --
                                                       ------------  ------------  ------------   ------------    ------------
Total dividends and distributions to shareholders.....  (15,186,265)   (7,019,953)  (19,482,095)  (11,170,917)     (9,407,575)
                                                       ------------  ------------  ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7)..................  (24,440,061)  (15,921,211)  (11,073,776)   35,816,062      37,179,711
                                                       ------------  ------------  ------------   ------------    ------------
Total increase (decrease) in net assets...............   (8,192,316)  (32,146,064)   13,851,751    59,063,315      33,789,932

NET ASSETS:
Beginning of period...................................  331,091,689   363,237,753   349,386,002   238,701,947     204,912,015
                                                       ------------  ------------  ------------   ------------    ------------
End of period......................................... $322,899,373  $331,091,689  $363,237,753  $297,765,262    $238,701,947
                                                       ============  ============  ============   ============    ============
Accumulated undistributed net investment income (loss) $     29,877  $    356,816  $    (15,527) $   (893,062)   $   (486,483)
                                                       ============  ============  ============   ============    ============

--------
*  See Note 2.
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements.

        SunAmerica Income Funds
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)


                                                       GNMA Fund                   Strategic Bond Fund
                                              --------------------------  -------------------------------------
                                                                                         For the
                                              For the year  For the year  For the year  five month  For the year
                                                 ended         ended         ended     period ended    ended
                                               March 31,     March 31,     March 31,    March 31,   October 31,
                                                  2003          2002          2003        2002*        2001*
                                              ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)................ $ 12,837,322  $  8,372,899  $ 5,132,006  $ 2,391,679  $ 3,038,493
 Net realized gain (loss) on investments.....   16,538,167     2,419,180   (5,545,727)  (4,228,388)  (2,286,351)
 Net realized gain (loss) on futures
   contracts.................................           --            --           --           --           --
 Net realized foreign exchange gain (loss)
   on other assets and liabilities...........           --            --      137,052     (478,470)     (49,427)
 Net realized gain (loss) on securities sold
   short.....................................           --            --           --           --           --
 Net increase from payment by affiliates
   (Note 4)..................................           --            --       12,000           --           --
 Net change in unrealized appreciation
   (depreciation) on investments.............   12,469,714    (4,626,830)   6,796,966    3,795,121    1,337,414
 Net change in unrealized appreciation
   (depreciation) on foreign currency and
   other assets and liabilities..............           --            --        2,526          582       30,086
 Net change in unrealized appreciation
   (depreciation) on securities sold short...           --            --           --           --           --
                                              ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations...................   41,845,203     6,165,249    6,534,823    1,480,524    2,070,215
                                              ------------  ------------  -----------  -----------  -----------

Dividends and distributions to shareholders:
 From net investment income (Class A)........   (7,006,789)   (4,655,852)  (2,134,446)  (1,185,734)    (664,338)
 From net investment income (Class B)........   (4,139,556)   (2,645,799)  (1,417,388)    (888,017)  (1,079,453)
 From net investment income (Class II)+......   (2,377,356)   (1,092,382)    (771,300)    (488,301)  (1,022,493)
 From net investment income (Class I)........       (1,520)       (2,438)    (184,184)    (111,960)    (249,619)
 From net investment income (Class X)........      (72,532)         (168)          --           --           --
 From net realized gain on investments
   (Class A).................................   (2,283,804)   (3,254,217)          --           --           --
 From net realized gain on investments
   (Class B).................................   (1,663,779)   (2,325,251)          --           --           --
 From net realized gain on investments
   (Class II)+...............................   (1,112,326)     (927,809)          --           --           --
 From net realized gain on investments
   (Class I).................................         (394)         (707)          --           --           --
 From net realized gain on investments
   (Class X).................................      (27,923)           --           --           --           --
                                              ------------  ------------  -----------  -----------  -----------
Total dividends and distributions to
 shareholders................................  (18,685,979)  (14,904,623)  (4,507,318)  (2,674,012)  (3,015,903)
                                              ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from capital share transactions
 (Note 7)....................................  317,715,065   127,472,109    1,137,195   47,898,021   (3,602,500)
                                              ------------  ------------  -----------  -----------  -----------
Total increase (decrease) in net assets......  340,874,289   118,732,735    3,164,700   46,704,533   (4,548,188)

NET ASSETS:
Beginning of period..........................  244,865,667   126,132,932   79,418,302   32,713,769   37,261,957
                                              ------------  ------------  -----------  -----------  -----------
End of period................................ $585,739,956  $244,865,667  $82,583,002  $79,418,302  $32,713,769
                                              ============  ============  ===========  ===========  ===========
Accumulated undistributed net investment
 income (loss)............................... $   (293,949) $       (806) $   (38,581) $  (719,598) $   (42,006)
                                              ============  ============  ===========  ===========  ===========

--------
*  See Note 2.
+  The Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements.

        SunAmerica Income Funds
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)


                                                                        High Yield Bond                 Tax Exempt Insured Fund
                                                         --------------------------------------------  -------------------------
                                                                            For the
                                                         For the year  five month period For the year  For the year  For the year
                                                            ended            ended          ended         ended         ended
                                                          March 31,        March 31,     October 31,    March 31,     March 31,
                                                             2003            2002*          2001*          2003          2002
                                                         ------------  ----------------- ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)........................... $ 18,665,069    $  7,242,054    $  7,092,913  $  2,975,322  $ 3,531,591
 Net realized gain (loss) on investments................  (25,417,328)    (21,117,664)    (10,215,530)    3,277,158    2,111,656
 Net realized gain (loss) on futures contracts..........           --              --              --            --       76,029
 Net realized foreign exchange gain (loss) on other
   assets and liabilities...............................           --              --              --            --           --
 Net realized gain (loss) on securities sold short......     (320,650)             --              --            --           --
 Net increase from payment by affiliates (Note 4).......           --              --              --            --           --
 Net change in unrealized appreciation/depreciation on
   investments..........................................    3,758,281      15,109,441       1,831,284     2,350,133   (4,757,868)
 Net change in unrealized appreciation/depreciation on
   foreign currency and other assets and liabilities....           --              --              --            --           --
 Net change in unrealized appreciation (depreciation)
   on securities sold short                                   (10,500)             --              --            --           --
                                                         ------------    ------------    ------------  ------------  -----------
Net increase (decrease) in net assets resulting from
 operations.............................................   (3,325,128)      1,233,831      (1,291,333)    8,602,613      961,408
                                                         ------------    ------------    ------------  ------------  -----------
Dividends to shareholders:
 From net investment income (Class A)...................   (4,718,507)     (1,984,914)        (50,183)   (2,517,853)  (2,979,694)
 From net investment income (Class B)...................   (4,944,952)     (2,417,790)       (236,249)     (492,738)    (502,818)
 From net investment income (Class II)+.................   (1,795,180)       (721,178)       (133,223)     (136,989)     (80,490)
 From net investment income (Class I)...................       (1,256)        (22,531)       (201,028)           --           --
 From net investment income (Class Z)+..................   (5,928,841)     (2,988,915)     (6,579,260)           --           --
 From net realized gain on investments (Class A)........           --              --              --      (500,751)          --
 From net realized gain on investments (Class B)........           --              --              --      (130,729)          --
 From net realized gain on investments (Class II)+......           --              --              --       (35,541)          --
 From net realized gain on investments (Class I)........           --              --              --            --           --
 From net realized gain on investments (Class Z)+.......           --              --              --            --           --
                                                         ------------    ------------    ------------  ------------  -----------
Total dividends and distributions to shareholders.......  (17,388,736)     (8,135,328)     (7,199,943)   (3,814,601)  (3,563,002)
                                                         ------------    ------------    ------------  ------------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7)....................   24,494,021     146,084,842      13,770,624     1,795,166   10,440,631
                                                         ------------    ------------    ------------  ------------  -----------
Total increase (decrease) in net assets.................    3,780,157     139,183,345       5,279,348     6,583,178    7,839,037

NET ASSETS:
Beginning of period.....................................  209,602,929      70,419,584      65,140,236    97,255,807   89,416,770
                                                         ------------    ------------    ------------  ------------  -----------
End of period........................................... $213,383,086    $209,602,929    $ 70,419,584  $103,838,985  $97,255,807
                                                         ============    ============    ============  ============  ===========
Accumulated undistributed net investment income (loss).. $   (139,760)   $ (1,416,093)   $    139,968  $     74,152  $    63,958
                                                         ============    ============    ============  ============  ===========

--------
*  See Note 2.
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements.

        SunAmerica Income Funds
        FINANCIAL HIGHLIGHTS

                                                                                    CORE BOND FUND
                                                                                    --------------
                                                           Net gain
                                    Net Asset             (loss) on
                                     Value,              investments             Dividends
                                    beginning    Net        (both     Total from  from net            Net Asset
                                       of     investment realized and investment investment Return of Value, end   Total
           Period Ended              period   income(1)  unrealized)  operations   income    capital  of period  Return(2)
----------------------------------  --------- ---------- ------------ ---------- ---------- --------- ---------- ---------

                                                                                  Class A
                                        -                                         -------
11/01/97-10/31/98..................  $10.52     $0.68       $ 0.10      $ 0.78     $(0.67)   $   --     $10.63      7.63%
11/01/98-10/31/99..................   10.63      0.66        (0.77)      (0.11)     (0.67)       --       9.85     (1.08)
11/01/99-10/31/00..................    9.85      0.62        (0.21)       0.41      (0.60)    (0.06)      9.60      4.35
11/01/00-10/31/01..................    9.60      0.55         0.65        1.20      (0.51)       --      10.29     12.85
11/01/01-3/31/02#..................   10.29      0.20        (0.48)      (0.28)     (0.19)       --       9.82     (2.77)
4/01/02-3/31/03....................    9.82      0.34         0.58        0.92      (0.42)       --      10.32      9.58

                                                                                  Class B
                                        -                                         -------
11/01/97-10/31/98..................  $10.52     $0.61       $ 0.10      $ 0.71     $(0.61)   $   --     $10.62      6.93%
11/01/98-10/31/99..................   10.62      0.59        (0.75)      (0.16)     (0.61)       --       9.85     (1.56)
11/01/99-10/31/00..................    9.85      0.58        (0.24)       0.34      (0.55)    (0.05)      9.59      3.70
11/01/00-10/31/01..................    9.59      0.48         0.64        1.12      (0.45)       --      10.26     11.93
11/01/01-3/31/02#..................   10.26      0.17        (0.49)      (0.32)     (0.16)       --       9.78     (3.14)
4/01/02-3/31/03....................    9.78      0.31         0.55        0.86      (0.36)       --      10.28      8.90

                                                                                 Class II*
                                        -                                        ---------
11/01/97-10/31/98..................  $10.52     $0.61       $ 0.10      $ 0.71     $(0.61)   $   --     $10.62      6.93%
11/01/98-10/31/99..................   10.62      0.59        (0.75)      (0.16)     (0.61)       --       9.85     (1.56)
11/01/99-10/31/00..................    9.85      0.57        (0.23)       0.34      (0.55)    (0.05)      9.59      3.70
11/01/00-10/31/01..................    9.59      0.48         0.64        1.12      (0.45)       --      10.26     11.93
11/01/01-3/31/02#..................   10.26      0.18        (0.49)      (0.31)     (0.16)       --       9.79     (3.04)
4/01/02-3/31/03....................    9.79      0.31         0.56        0.87      (0.36)       --      10.30      9.00

                                                                                  Class I
                                        -                                         -------
7/10/00-10/31/00@..................  $ 9.65     $0.19       $(0.02)     $ 0.17     $(0.18)   $(0.02)    $ 9.62      1.85%
11/01/00-10/31/01..................    9.62      0.57         0.65        1.22      (0.52)       --      10.32     13.01
11/01/01-3/31/02#..................   10.32      0.21        (0.52)      (0.31)     (0.19)       --       9.82     (3.01)
2/01/02-3/31/03....................    9.82      0.40         0.55        0.95      (0.44)       --      10.33      9.80

                                                                                 Class Z*
                                        -                                        --------
7/10/00-10/31/00@..................  $ 9.64     $0.19       $(0.03)     $ 0.16     $(0.18)   $(0.02)    $ 9.60      1.81%
11/01/00-10/31/01..................    9.60      0.59         0.65        1.24      (0.55)       --      10.29     13.37
11/01/01-3/31/02#..................   10.29      0.21        (0.47)      (0.26)     (0.21)       --       9.82     (2.57)
4/01/01-3/31/03....................    9.82      0.47         0.53        1.00      (0.49)       --      10.33     10.38


                                                             Ratio of
                                      Net                      net
                                    Assets,   Ratio of      investment
                                    end of   expenses to    income to
                                    period     average       average       Portfolio
           Period Ended             (000's)  net assets     net assets     Turnover
----------------------------------  -------- -----------    ----------     ---------



11/01/97-10/31/98.................. $  6,730    1.25%(4)       6.45%(4)        48%
11/01/98-10/31/99..................    3,507    1.25(4)        4.77(4)         43
11/01/99-10/31/00..................    3,858    1.29(4)        6.45(4)         94
11/01/00-10/31/01..................    5,901    1.31(4)        5.51(4)        215
11/01/01-3/31/02#..................    5,312    1.33(3)(4)     5.03(3)(4)      94
4/01/02-3/31/03....................   21,260    1.33(4)        3.72(4)        179



11/01/97-10/31/98.................. $  4,845    1.90%(4)       5.81%(4)        48%
11/01/98-10/31/99..................    4,295    1.90(4)        5.71(4)         43
11/01/99-10/31/00..................    4,937    1.95(4)        5.95(4)         94
11/01/00-10/31/01..................    6,444    1.97(4)        4.88(4)        215
11/01/01-3/31/02#..................    3,220    1.98(3)(4)     4.36(3)(4)      94
4/01/02-3/31/03....................    7,198    1.98(4)        3.15(4)        179



11/01/97-10/31/98.................. $  5,532    1.90%(4)       5.81%(4)        48%
11/01/98-10/31/99..................    4,593    1.90(4)        5.70(4)         43
11/01/99-10/31/00..................    2,778    1.95(4)        5.84(4)         94
11/01/00-10/31/01..................    4,541    1.97(4)        4.79(4)        215
11/01/01-3/31/02#..................    3,772    1.98(3)(4)     4.39(3)(4)      94
4/01/02-3/31/03....................    5,598    1.98(4)        3.13(4)        179



7/10/00-10/31/00@.................. $ 19,971    1.16%(3)       6.18%(3)        94%
11/01/00-10/31/01..................   22,782    1.22(4)        5.68(4)        215
11/01/01-3/31/02#..................   21,707    1.23(3)(4)     5.12(3)(4)      94
2/01/02-3/31/03....................   20,617    1.24(4)        3.98(4)        179



7/10/00-10/31/00@.................. $317,842    0.95%(3)(4)    6.39%(3)(4)     94%
11/01/00-10/31/01..................  323,570    0.97(4)        5.97(4)        215
11/01/01-3/31/02#..................  297,081    0.74(3)(4)     5.62(3)(4)      94
4/01/01-3/31/03....................  268,226    0.67           4.56           179

                        -------------------------------
--------
* In conjunction with the reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z. See Note 2 for further discussion.
@   Inception of class.
#   See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                       10/31/98 10/31/99 10/31/00  10/31/01 3/31/02(3) 3/31/03
                       -------- -------- --------  -------- ---------- -------
  Core Bond Fund
   Class A............   0.29%    0.45%    0.49%     0.04%     0.19%    0.11%
  Core Bond Fund
   Class B............   0.30     0.49     0.50      0.03      0.32     0.23
  Core Bond Fund
   Class II...........   0.30     0.48     0.54      0.04      0.32     0.18
  Core Bond Fund
   Class I............     --       --       --      0.03      0.13     0.05
  Core Bond Fund
   Class Z............     --       --     0.01(3)   0.03      0.02       --

See Notes to Financial Statements.

        SunAmerica Income Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                     U.S. GOVERNMENT SECURITIES FUND
                                                     -------------------------------
                                          Net gain
                   Net Asset             (loss) on                                                Net
                    Value,              investments             Dividends                       Assets,   Ratio of
                   beginning    Net        (both     Total from  from net  Net Asset            end of   expenses to
                      of     investment realized and investment investment Value, end   Total   period     average
  Period Ended      period   income(1)  unrealized)  operations   income   of period  Return(2) (000's)  net assets
-----------------  --------- ---------- ------------ ---------- ---------- ---------- --------- -------- -----------
                                                                 Class A
                       -                                         -------
3/31/99...........   $8.66     $0.49       $(0.07)     $0.42      $(0.43)    $8.65       4.91%  $135,734    1.50%
3/31/00...........    8.65      0.44        (0.37)      0.07       (0.41)     8.31       0.89    150,975    1.51
3/31/01...........    8.31      0.45         0.60       1.05       (0.45)     8.91      13.06    169,524    1.49
3/31/02...........    8.91      0.37(5)     (0.08)      0.29       (0.40)     8.80       3.25    187,615    1.42
3/31/03...........    8.80      0.37         0.86       1.23       (0.40)     9.63      14.14    210,848    1.12(4)
                                                                 Class B
                       -                                         -------
3/31/99...........   $8.66     $0.45       $(0.09)     $0.36      $(0.37)    $8.65       4.25%  $113,521    2.15%
3/31/00...........    8.65      0.40        (0.38)      0.02       (0.36)     8.31       0.23     42,273    2.18
3/31/01...........    8.31      0.39         0.61       1.00       (0.40)     8.91      12.29     32,085    2.17
3/31/02...........    8.91      0.31(5)     (0.08)      0.23       (0.34)     8.80       2.55     38,878    2.09(4)
3/31/03...........    8.80      0.30         0.87       1.17       (0.33)     9.64      13.51     62,595    1.76(4)
                                                                 Class II
                       -                                         --------
6/01/99-3/31/00@..   $8.49     $0.31       $(0.20)     $0.11      $(0.28)    $8.32       1.30%  $    907    2.20%(3)(4)
3/31/01...........    8.32      0.37         0.61       0.98       (0.39)     8.91      12.10      3,303    2.20(4)
3/31/02...........    8.91      0.29(5)     (0.09)      0.20       (0.32)     8.79       2.40     12,209    2.10(4)
3/31/03...........    8.79      0.30         0.87       1.17       (0.33)     9.63      13.52     24,322    1.75(4)


                    Ratio of
                      net
                   investment
                   income to
                    average       Portfolio
  Period Ended     net assets     Turnover
-----------------  ----------     ---------


3/31/99...........    5.72%           291%
3/31/00...........    5.33            717
3/31/01...........    5.27          1,561
3/31/02...........    4.12(5)         570
3/31/03...........    3.88(4)         614


3/31/99...........    5.10%           291%
3/31/00...........    4.69            717
3/31/01...........    4.59          1,561
3/31/02...........    3.42(4)(5)      570
3/31/03...........    3.20(4)         614


6/01/99-3/31/00@..    4.50%(3)(4)     717%
3/31/01...........    4.48(4)       1,561
3/31/02...........    3.33(4)(5)      570
3/31/03...........    3.18(4)         614

--------
@  Inception of class.
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                                               3/31/00  3/31/01 3/31/02 3/31/03
                                               -------  ------- ------- -------
 U.S. Government Securities Fund Class A......   -- %     -- %    -- %   0.21%
 U.S. Government Securities Fund Class B......    --       --    0.01    0.23
 U.S. Government Securities Fund Class II.....  0.86(3)  1.18    0.16    0.27

(5)As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.11% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

        SunAmerica Income Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                   GNMA FUND
                                   ---------

                                         Net gain
                  Net Asset             (loss) on
                   Value,              investments             Dividends  Distributions
                  beginning    Net        (both     Total from  from net    from net                  Net Asset
                     of     investment realized and investment investment   realized        Total     Value, end   Total
  Period Ended     period   income(1)  unrealized)  operations   income       gains     distributions of period  Return(2)
----------------- --------- ---------- ------------ ---------- ---------- ------------- ------------- ---------- ---------
                                                                                    Class A
                                                                                    -------
3/31/99..........  $11.03     $0.57       $ 0.11      $0.68      $(0.53)     $(0.50)       $(1.03)      $10.68      6.21%
3/31/00..........   10.68      0.53        (0.29)      0.24       (0.50)         --         (0.50)       10.42      2.40
3/31/01..........   10.42      0.61         0.72       1.33       (0.62)      (0.01)        (0.63)       11.12     13.10
3/31/02..........   11.12      0.51(6)     (0.03)      0.48       (0.51)      (0.32)        (0.83)       10.77      4.45
3/31/03..........   10.77      0.37         0.93       1.30       (0.42)      (0.11)        (0.53)       11.54     12.29
                                                                                    Class B
                                                                                    -------
3/31/99..........  $11.06     $0.50       $ 0.12      $0.62      $(0.46)     $(0.50)       $(0.96)      $10.72      5.63%
3/31/00..........   10.72      0.46        (0.30)      0.16       (0.44)         --         (0.44)       10.44      1.55
3/31/01..........   10.44      0.53         0.74       1.27       (0.55)      (0.01)        (0.56)       11.15     12.45
3/31/02..........   11.15      0.44(6)     (0.03)      0.41       (0.44)      (0.32)        (0.76)       10.80      3.78
3/31/03..........   10.80      0.30         0.93       1.23       (0.35)      (0.11)        (0.46)       11.57     11.54

                                                                                   Class II
                                                                                   --------
6/01/99-3/31/00@.  $10.52     $0.37       $(0.09)     $0.28      $(0.34)     $   --        $(0.34)      $10.46      2.72%
3/31/01..........   10.46      0.49         0.77       1.26       (0.55)      (0.01)        (0.56)       11.16     12.33
3/31/02..........   11.16      0.44(6)     (0.03)      0.41       (0.44)      (0.32)        (0.76)       10.81      3.78
3/31/03..........   10.81      0.29         0.94       1.23       (0.35)      (0.11)        (0.46)       11.58     11.53
                                                                                    Class I
                                                                                    -------
11/16/01-3/31/02@  $11.27     $1.18(6)    $(1.15)     $0.03      $(0.19)     $(0.32)       $(0.51)      $10.79      0.31%
3/31/03..........   10.79      0.43         0.86       1.29       (0.43)      (0.11)        (0.54)       11.54     12.19
                                                                                    Class X
                                                                                    -------
3/19/02-3/31/02@.  $10.80     $0.02(6)    $(0.01)     $0.01      $(0.02)     $   --        $(0.02)      $10.79      0.08%
3/31/03..........   10.79      0.36         0.95       1.31       (0.44)      (0.11)        (0.55)       11.55     12.36

                                                 Ratio of
                    Net                            net
                  Assets,    Ratio of           investment
                  end of    expenses to         income to
                  period      average            average          Portfolio
  Period Ended    (000's)   net assets          net assets        Turnover
----------------- -------- -----------       ----------           ---------


3/31/99.......... $ 35,809    1.41%             5.19%                456
3/31/00..........   44,155    1.37              5.06                 910
3/31/01..........   72,092    0.99(5)           5.78(5)              833
3/31/02..........  118,440    0.99(4)(5)        4.61(4)(5)(6)        537
3/31/03..........  255,096    0.99(5)           3.36(5)              421


3/31/99.......... $ 26,061    2.07%             4.53%                456
3/31/00..........   22,376    2.03              4.41                 910
3/31/01..........   38,190    1.64(5)           5.11(5)              833
3/31/02..........   90,011    1.64(4)(5)        3.96(4)(5)(6)        537
3/31/03..........  189,323    1.64(5)           2.71(5)              421



6/01/99-3/31/00@. $  1,406    2.10%(3)(5)       4.34%(3)(5)          910%
3/31/01..........   15,851    1.64(5)           4.99(5)              833
3/31/02..........   36,258    1.64(4)(5)        3.96(4)(5)(6)        537
3/31/03..........  137,173    1.64(5)           2.59(5)              421


11/16/01-3/31/02@ $     51    0.89%(3)(4)(5)    4.81%(3)(4)(5)(6)    537%
3/31/03..........       41    0.89(5)           3.64(5)              421


3/19/02-3/31/02@. $    106    0.89%(3)(4)(5)    3.84%(3)(4)(5)(6)    537%
3/31/03..........    4,107    0.78(5)           3.31(5)              421

--------
@   Inception of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) The ratios reflect an expense cap of 0.99%, 1.64% and 1.64% for Class A, Class B and Class II, respectively, which are net of custody credits of 0.01% for Class A, Class B, and Class II or waivers/reimbursements if applicable. Custody credits for Class I and X are less than 0.01%.
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                                 3/31/00  3/31/01 3/31/02   3/31/03
                                 -------  ------- -------   -------
            GNMA Fund Class A...   -- %    0.30%    0.19%     0.13%
            GNMA Fund Class B...    --     0.33     0.19      0.14
            GNMA Fund Class II..  1.98(3)  0.62     0.21      0.13
            GNMA Fund Class I...    --       --     2.00(3)  24.41
            GNMA Fund Class X...    --       --    56.17(3)   0.37

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share on all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.03% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

        SunAmerica Income Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                           STRATEGIC BOND FUND**
                                                                           ---------------------
                                         Net gain
                  Net Asset             (loss) on                           Dividends                                    Net
                   Value,              investments              Dividends    from net             Net Asset            Assets,
                  beginning    Net        (both     Total from   from net    realized              Value,              end of
                     of     investment realized and investment  investment   gain on    Return of  end of     Total    period
  Period Ended     period+  income(1)+ unrealized)+ operations+  income+   investments+ capital+   period+  Return(2)  (000's)
----------------- --------- ---------- ------------ ----------- ---------- ------------ --------- --------- ---------  -------
                                                                                  Class A
                                                                                  -------
11/01/97-10/31/98   $3.82     $0.26       $(0.25)     $ 0.01      $(0.26)     $(0.05)    $   --     $3.52      0.22%   $15,296
11/01/98-10/31/99    3.52      0.28        (0.20)       0.08       (0.29)      (0.02)        --      3.29      2.10      8,997
11/01/99-10/31/00    3.29      0.28        (0.14)       0.14       (0.26)         --      (0.04)     3.13      4.09      6,439
11/01/00-10/31/01    3.13      0.28        (0.09)       0.19       (0.28)         --         --      3.04      6.48      8,478
11/01/01-3/31/02#    3.04      0.11(6)     (0.03)       0.08       (0.12)         --         --      3.00      2.46     35,365
4/01/02-3/31/03..    3.00      0.20         0.06        0.26       (0.18)         --         --      3.08      9.07(7)  37,136
                                                                                  Class B
                                                                                  -------
11/01/97-10/31/98   $3.83     $0.24       $(0.25)     $(0.01)     $(0.24)     $(0.05)    $   --     $3.53     (0.43)%  $29,210
11/01/98-10/31/99    3.53      0.26        (0.21)       0.05       (0.26)      (0.02)        --      3.30      1.56     21,340
11/01/99-10/31/00    3.30      0.26        (0.14)       0.12       (0.24)         --      (0.04)     3.14      3.33     15,131
11/01/00-10/31/01    3.14      0.26        (0.09)       0.17       (0.26)         --         --      3.05      5.65      9,964
11/01/01-3/31/02#    3.05      0.10(6)     (0.04)       0.06       (0.11)         --         --      3.00      2.05     26,892
4/01/02-3/31/03..    3.00      0.18         0.06        0.24       (0.16)         --         --      3.08      8.36(7)  27,879
                                                                                 Class II*
                                                                                 ---------
11/01/97-10/31/98   $3.84     $0.24       $(0.25)     $(0.01)     $(0.24)     $(0.06)    $   --     $3.53     (0.43)%  $33,537
11/01/98-10/31/99    3.53      0.26        (0.20)       0.06       (0.26)      (0.02)        --      3.31      1.56     20,749
11/01/99-10/31/00    3.31      0.26        (0.16)       0.10       (0.24)         --      (0.03)     3.14      3.32     13,056
11/01/00-10/31/01    3.14      0.26        (0.09)       0.17       (0.26)         --         --      3.05      5.65     11,461
11/01/01-3/31/02#    3.05      0.10(6)     (0.03)       0.07       (0.11)         --         --      3.01      2.25     14,289
4/01/02-3/31/03..    3.01      0.19         0.05        0.24       (0.16)         --         --      3.09      8.47(7)  14,423
                                                                                  Class I
                                                                                  -------
7/10/00-10/31/00@   $3.21     $0.08       $(0.08)     $(0.00)     $(0.07)     $   --     $(0.01)    $3.13     (0.10)%  $ 2,636
11/01/00-10/31/01    3.13      0.29        (0.09)       0.20       (0.29)         --         --      3.04      6.63      2,811
11/01/01-3/31/02#    3.04      0.11(6)     (0.03)       0.08       (0.12)         --         --      3.00      2.59      2,872
4/01/02-3/31/03..    3.00      0.21         0.06        0.27       (0.19)         --         --      3.08      9.29(7)   3,145


                                       Ratio of
                    Ratio of             net
                    expense           investment
                       to             income to
                    average            average         Portfolio
  Period Ended     net assets         net assets       Turnover
----------------- ----------       ----------          ---------


11/01/97-10/31/98    1.50%(5)         7.02%(5)            162%
11/01/98-10/31/99    1.50(5)          8.21(5)             119
11/01/99-10/31/00    1.55(5)          8.70(5)              46
11/01/00-10/31/01    1.57(5)          9.07(5)              49
11/01/01-3/31/02#    1.52(3)(4)(5)    8.09(3)(4)(5)(6)     99
4/01/02-3/31/03..    1.62(8)          6.93(8)              65


11/01/97-10/31/98    2.15%(5)         6.39%(5)            162%
11/01/98-10/31/99    2.15(5)          7.58(5)             119
11/01/99-10/31/00    2.20(5)          8.00(5)              46
11/01/00-10/31/01    2.21(5)          8.41(5)              49
11/01/01-3/31/02#    2.19(3)(4)(5)    7.48(3)(4)(5)(6)     99
4/01/02-3/31/03..    2.28(8)          6.26(8)              65


11/01/97-10/31/98    2.15%(5)         6.37%(5)            162%
11/01/98-10/31/99    2.15(5)          7.57(5)             119
11/01/99-10/31/00    2.20(5)          8.04(5)              46
11/01/00-10/31/01    2.22(5)          8.41(5)              49
11/01/01-3/31/02#    2.22(3)(4)(5)    7.34(3)(4)(5)(6)     99
4/01/02-3/31/03..    2.17(8)(5)       6.37(8)(5)           65


7/10/00-10/31/00@    1.45%(4)(5)      7.87%(4)(5)          46%
11/01/00-10/31/01    1.46(5)          9.17(5)              49
11/01/01-3/31/02#    1.44(3)(4)(5)    8.13(3)(4)(5)(6)     99
4/01/02-3/31/03..    1.42(8)(5)       7.13(8)(5)           65

--------
* In conjunction with fund merger, Class C was redesignated as Class II. See
  Note 2 for further discussion.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American Strategic Income Fund, which was reorganized in SunAmerica Strategic Bond Fund on that date.
+ Prior to the fund merger, the North American Strategic Income Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts reflecting activity subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@ Inception of the class.
# See Note 2.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load.
(3)The ratios reflect an expense cap of 2.22%, and 1.44% for Class II and Class I, respectively, which is net of custody credits of 0.03% for these classes. Class A and Class B are gross of custody credits of 0.03%.
(4) Annualized.
(5) Net of the following expense reimbursements and custody credits, for classes with an expense cap (based on average net assets):

                                         10/31/98 10/31/99 10/31/00  10/31/01 03/31/02(4) 3/31/03
                                         -------- -------- --------  -------- ----------- -------
Strategic Bond Fund Class A.............   0.06%    0.17%    0.32%     0.17%     0.01%      -- %
Strategic Bond Fund Class B.............   0.06     0.17     0.32      0.18      0.01        --
Strategic Bond Fund Class II............   0.06     0.17     0.32      0.17      0.08      0.11
Strategic Bond Fund Class I.............     --       --     0.26(4)   0.18      0.24      0.48

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net asset was less than 0.01% for all classes. Per share data and ratios for the periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.
(7)Total return for each class was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (See Note 5).
(8)Gross of custody credits of 0.01%.

See Notes to Financial Statements.

        SunAmerica Income Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                               HIGH YIELD BOND FUND**
                                                               ----------------------
                                         Net gain
                  Net Asset             (loss) on                                                 Net
                   Value,              investments              Dividends                       Assets,   Ratio of
                  beginning    Net        (both     Total from   from net  Net Asset            end of   expense to
     Period          of     investment realized and investment  investment Value, end   Total   period    average
      Ended        period+  income(1)+ unrealized)+ operations+  income+   of period+ Return(2) (000's)  net assets
----------------- --------- ---------- ------------ ----------- ---------- ---------- --------- ------- ----------
                                                                      Class A
                                                                      -------
11/01/98-10/31/99   $5.63     $0.46       $(0.32)     $ 0.14      $(0.46)    $5.31       2.28%  $    34    1.25%(5)
11/01/99-10/31/00    5.31      0.50        (0.49)       0.01       (0.50)     4.82       0.04       286    1.38(5)
11/01/00-10/31/01    4.82      0.44        (0.55)      (0.11)      (0.46)     4.25      (2.23)      722    1.57(5)
11/01/01-3/31/02#    4.25      0.18(6)     (0.11)       0.07       (0.19)     4.13       1.67    59,075    1.48(3)(4)
4/01/02-3/31/03..    4.13      0.37        (0.49)      (0.12)      (0.35)     3.66      (2.45)   66,521    1.56
                                                                      Class B
                                                                      -------
11/01/98-10/31/99   $5.64     $0.42       $(0.32)     $ 0.10      $(0.42)    $5.32       1.53%  $   652    2.00%(5)
11/01/99-10/31/00    5.32      0.46        (0.50)      (0.04)      (0.46)     4.82      (0.83)    1,594    2.10(5)
11/01/00-10/31/01    4.82      0.41        (0.54)      (0.13)      (0.43)     4.26      (2.84)    2,911    2.21(5)
11/01/01-3/31/02#    4.26      0.16(6)     (0.11)       0.05       (0.18)     4.13       1.23    67,599    2.12(3)(4)
4/01/02-3/31/03..    4.13      0.35        (0.49)      (0.14)      (0.33)     3.66      (3.06)   57,596    2.18
                                                                     Class II*
                                                                     ---------
8/21/00-10/31/00@   $5.09     $0.11       $(0.28)     $(0.17)     $(0.09)    $4.83      (3.29)% $   545    2.07%(4)
11/01/00-10/31/01    4.83      0.40        (0.52)      (0.12)      (0.44)     4.27      (2.84)    2,274    2.21(5)
11/01/01-3/31/02#    4.27      0.17(6)     (0.11)       0.06       (0.18)     4.15       1.43    20,670    2.17(3)(4)(5)
4/01/02-3/31/03..    4.15      0.34        (0.48)      (0.14)      (0.33)     3.68      (2.97)   27,814    2.15(5)
                                                                      Class I
                                                                      -------
11/01/98-10/31/99   $5.63     $0.47       $(0.32)     $ 0.15      $(0.47)    $5.31       2.44%  $    14    1.13%(5)
11/01/99-10/31/00    5.31      0.52        (0.50)       0.02       (0.51)     4.82       0.04        14    1.22(5)
11/01/00-10/31/01    4.82      0.44        (0.54)      (0.10)      (0.47)     4.25      (2.30)    3,062    1.51(5)
11/01/01-3/31/02#    4.25      0.21(6)     (0.15)       0.06       (0.19)     4.12       1.56        14    1.49(3)(4)(5)
4/01/02-3/31/03..    4.12      0.37        (0.48)      (0.11)      (0.35)     3.66      (2.12)       14    1.45(5)
                                                                      Class Z*
                                                                      --------
11/01/98-10/31/99   $5.64     $0.49       $(0.32)     $ 0.17      $(0.49)    $5.32       2.74%  $62,506    0.88%(5)
11/01/99-10/31/00    5.32      0.54        (0.51)       0.03       (0.52)     4.83       0.30    62,702    0.96(5)
11/01/00-10/31/01    4.83      0.47        (0.57)      (0.10)      (0.48)     4.25      (2.07)   61,451    1.15(5)
11/01/01-3/31/02#    4.25      0.19(6)     (0.11)       0.08       (0.20)     4.13       1.98    62,245    0.93(3)(4)(5)
4/01/02-3/31/03..    4.13      0.39        (0.49)      (0.10)      (0.37)     3.66      (1.84)   61,439    0.92(5)


                      Ratio of
                        net
                     investment
                     income to
     Period           average         Portfolio
      Ended          net assets       Turnover
----------------- ----------          ---------


11/01/98-10/31/99    5.69%(5)             72%
11/01/99-10/31/00   10.13(5)              57
11/01/00-10/31/01    9.73(5)              83
11/01/01-3/31/02#    9.56(3)(4)(6)        61
4/01/02-3/31/03..   10.26                117


11/01/98-10/31/99    7.30%(5)             72%
11/01/99-10/31/00    9.41(5)              57
11/01/00-10/31/01    9.17(5)              83
11/01/01-3/31/02#    8.91(3)(4)(6)        61
4/01/02-3/31/03..    9.63                117


8/21/00-10/31/00@    9.10%(4)             57%
11/01/00-10/31/01    9.02(5)              83
11/01/01-3/31/02#    8.86(3)(4)(5)(6)     61
4/01/02-3/31/03..    9.67(5)             117


11/01/98-10/31/99    5.57%(5)             72%
11/01/99-10/31/00   10.14(5)              57
11/01/00-10/31/01    9.80(5)              83
11/01/01-3/31/02#    9.33(3)(4)(5)(6)     61
4/01/02-3/31/03..   10.37(5)             117


11/01/98-10/31/99    8.84%(5)             72%
11/01/99-10/31/00   10.41(5)              57
11/01/00-10/31/01   10.45(5)              83
11/01/01-3/31/02#   10.04(3)(4)(5)(6)     61
4/01/02-3/31/03..   10.90(5)             117

--------
* In conjunction with fund merger, Class C was redesignated as Class II and Class II was redesignated as Class Z.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American High Yield Bond Fund, which was reorganized in SunAmerica High Yield Bond Fund on that date.
+ Prior to the fund merger, the North American High Yield Bond Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@ Inception of class.
# See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Gross of custody credits of 0.01%.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):

                                  10/31/99 10/31/00 10/31/01 3/31/02(4) 3/31/03
                                  -------- -------- -------- ---------- -------
 High Yield Bond Fund Class A....   0.76%    0.43%    0.18%      -- %      -- %
 High Yield Bond Fund Class B....   0.37     0.42     0.18        --        --
 High Yield Bond Fund Class II...     --       --     0.18      0.01      0.10
 High Yield Bond Fund Class I....   0.92     0.57     0.18      3.00     84.57
 High Yield Bond Fund Class Z....   0.47     0.60     0.18      0.03      0.03

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

        SunAmerica Income Funds
        FINANCIAL HIGHLIGHTS -- (continued)


                            TAX EXEMPT INSURED FUND
                            -----------------------

                                                      Net gain
                               Net Asset             (loss) on
                                Value,              investments             Dividends  Distributions
                               beginning    Net        (both     Total from  from net    from net                  Net Asset
                                  of     investment realized and investment investment   realized        Total     Value, end
        Period Ended            period   income(1)  unrealized)  operations   income       gains     Distributions of period
-----------------------------  --------- ---------- ------------ ---------- ---------- ------------- ------------- ----------
                                                                                           Class A
                                                                                           -------
3/31/99.......................  $13.03     $0.56       $ 0.02      $ 0.58     $(0.54)         --         (0.54)      $13.07
3/31/00.......................   13.07      0.55        (0.71)      (0.16)     (0.54)         --         (0.54)       12.37
3/31/01.......................   12.37      0.56         0.66        1.22      (0.57)         --         (0.57)       13.02
3/31/02.......................   13.02      0.52(6)     (0.30)       0.22      (0.52)         --         (0.52)       12.72
3/31/03.......................   12.72      0.41         0.73        1.14      (0.43)      (0.09)        (0.52)       13.34
                                                                                           Class B
                                                                                           -------
3/31/99.......................  $13.04     $0.47       $ 0.02      $ 0.49     $(0.46)         --         (0.46)      $13.07
3/31/00.......................   13.07      0.47        (0.71)      (0.24)     (0.46)         --         (0.46)       12.37
3/31/01.......................   12.37      0.47         0.66        1.13      (0.48)         --         (0.48)       13.02
3/31/02.......................   13.02      0.41(6)     (0.28)       0.13      (0.43)         --         (0.43)       12.72
3/31/03.......................   12.72      0.32         0.73        1.05      (0.34)      (0.09)        (0.43)       13.34
                                                                                           Class II
                                                                                           --------
6/01/99-3/31/00@..............  $12.83     $0.37       $(0.47)     $(0.10)    $(0.36)         --         (0.36)      $12.37
3/31/01.......................   12.37      0.47         0.66        1.13      (0.48)         --         (0.48)       13.02
3/31/02.......................   13.02      0.41(6)     (0.28)       0.13      (0.43)         --         (0.43)       12.72
3/31/03.......................   12.72      0.31         0.74        1.05      (0.34)      (0.09)        (0.43)       13.34

                                                                  Ratio of
                                           Net                      net
                                         Assets,  Ratio of       investment
                                         end of  expenses to     income to
                                 Total   period    average        average        Portfolio
        Period Ended           Return(2) (000's) net assets      net assets      Turnover
-----------------------------  --------- ------- -----------    ----------       ---------


3/31/99.......................    4.55%  $80,716    1.24%          4.23%             34%
3/31/00.......................   (1.20)   68,650    1.28           4.41              33
3/31/01.......................   10.08    72,394    1.26           4.41              24
3/31/02.......................    1.70    75,071    1.29(3)        3.99(3)(6)       140
3/31/03.......................    9.08    78,358    1.24           3.12             195


3/31/99.......................    3.78%  $21,651    1.91%          3.57%             34%
3/31/00.......................   (1.83)   16,269    1.92           3.77              33
3/31/01.......................    9.31    16,302    1.97           3.71              24
3/31/02.......................    0.95    18,090    2.04(3)        3.22(3)(6)       140
3/31/03.......................    8.30    19,031    1.97           2.39             195


6/01/99-3/31/00@..............   (0.76)% $   577    1.95%(4)(5)    3.82%(4)(5)       33%
3/31/01.......................    9.32       721    1.95(5)        3.73(5)           24
3/31/02.......................    0.99     4,095    1.95(3)(5)     3.21(3)(5)(6)    140
3/31/03.......................    8.32     6,451    1.95           2.40             195

--------
@  Inception of class.
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) The ratios for Class II reflects an expense cap of 1.95% which is net of custody credits of 0.01%. Ratios for Class A and Class B are gross of custody credits of 0.01%
(4) Annualized
(5) Net of the following expense reimbursements and custody credits (based on average net assets):

                                         3/31/00(4) 3/31/01 3/31/02 3/31/03
                                         ---------- ------- ------- -------
Tax Exempt Insured Fund Class II........    5.20%    1.59%   0.56%    -- %

(6)As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and net realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%. Per share date and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003


                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
BONDS & NOTES -- 25.9%
Aerospace & Military Technology -- 0.1%
 Raytheon Co. Debentures 7.38% due 7/15/25...     $  400     $  429,023
                                                             ----------
Automotive -- 0.5%
 Ford Motor Co. Notes 7.45% due 7/16/31......      1,000        765,387
 General Motors Corp. Notes 7.20% due 1/15/11      1,000        998,704
                                                             ----------
                                                              1,764,091
                                                             ----------
Banks -- 2.4%
 BankAmerica Corp. Sub. Notes 7.13% due
   3/01/09...................................        806        944,751
 BankBoston NA Sub. Notes 6.38% due 3/25/08..        495        556,143
 FleetBoston Financial Corp. Notes 3.85% due
   2/15/08...................................        799        809,815
 FleetBoston Financial Corp. Sub.
   Debentures 6.88% due 1/15/28..............        412        449,153
 Greater Bay Bancorp Sr. Notes 5.25% due
   3/31/08*..................................        572        572,286
 J.P. Morgan Chase & Co. Sub. Notes 5.75%
   due 1/02/13...............................        830        869,572
 Key Bank NA Sr. Notes 4.10% due 6/30/05.....        750        786,779
 PNC Funding Corp. Guaranteed Sub.
   Notes 7.50% due 11/01/09..................      1,000      1,179,139
 Popular North America, Inc. Notes 4.25% due
   4/01/08...................................        806        812,206
 Wells Fargo & Co. Global Notes 3.50% due
   4/04/08...................................        806        810,847
                                                             ----------
                                                              7,790,691
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Broadcasting & Media -- 1.5%
 AOL Time Warner, Inc. Guaranteed Sr.
   Notes 6.13% due 4/15/06...................      $500      $  523,207
 Comcast Corp. Bonds 7.05% due 3/15/33.......       385         393,832
 Continental Cablevision,
   Inc. Debentures 8.88% due 9/15/05.........       885         995,331
 News America, Inc. Bonds 6.55% due 3/15/33*.       385         370,819
 News America, Inc. Guaranteed Sr.
   Debentures 7.30% due 4/30/28..............       350         371,772
 TCI Communications, Inc. Sr.
   Debentures 8.75% due 8/01/15..............       860       1,051,987
 Time Warner, Inc. Guaranteed Sr.
   Bonds 6.88% due 6/15/18...................       256         261,349
 Time Warner, Inc. Debentures 9.15% due
   2/01/23...................................       768         881,173
                                                             ----------
                                                              4,849,470
                                                             ----------
Business Services -- 0.1%
 Waste Management, Inc. Guaranteed Sr.
   Notes 7.75% due 5/15/32...................       375         427,221
                                                             ----------
Chemicals -- 0.1%
 ICI North America, Inc. Debentures 8.88%
   due 11/15/06..............................        65          75,955
 ICI Wilmington, Inc. Guaranteed Notes 7.05%
   due 9/15/07...............................       322         353,546
                                                             ----------
                                                                429,501
                                                             ----------
Computer Software -- 0.2%
 Computer Sciences Corp. Notes 6.75% due
   6/15/06...................................       500         557,498
                                                             ----------

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
BONDS & NOTES (continued)
Conglomerate -- 0.4%
 Brascan Corp. Bonds 7.38% due 3/01/33.......     $  478     $  468,746
 Brascan Corp. Sr. Notes 8.13% due 12/15/08..        802        918,428
                                                             ----------
                                                              1,387,174
                                                             ----------
Energy Services -- 0.4%
 Colonial Pipeline Co. Sr. Notes 7.63% due
   4/15/32*..................................      1,000      1,216,361
                                                             ----------
Energy Sources -- 1.8%
 Amerada Hess Corp. Notes 7.13% due 3/15/33..        479        495,024
 Amerada Hess Corp. Notes 7.38% due 10/01/09.        800        912,979
 Enterprise Products Partners LP Notes 6.88%
   due 3/01/33*..............................        479        473,228
 Marathon Oil Corp. Sr. Notes 6.80% due
   3/15/32...................................        400        413,414
 Occidental Petroleum Corp. Sr. Notes 6.50%
   due 4/01/05...............................        825        894,159
 Pemex Project Funding Master Trust
   Notes 6.13% due 8/15/08*..................        800        822,000
 Pemex Project Funding Master Trust
   Bonds 8.63% due 2/01/22*..................        963      1,015,965
 Pennzoil Co. Debentures 10.13% due 11/15/09.        125        159,424
 Pennzoil Co. Debentures 10.25% due 11/01/05.        205        239,732
 Valero Logistics Operations LP Notes 6.05%
   due 3/15/13*..............................        403        406,963
                                                             ----------
                                                              5,832,888
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Financial Services -- 9.3%
 Associates Corp. of North America Sr.
   Debentures 6.95% due 11/01/18.............     $  740     $  868,221
 Bear Stearns Commercial Mtg. Securities,
   Inc. Commercial Mtg. Certificates, Series
   2001-Top4, Class A3 5.61% due 11/15/33....        100        108,070
 Bear Stearns Commercial Mtg. Securities,
   Inc. Commercial Mtg. Certificates, Series
   1999-C1, Class A2 6.02% due 2/14/31.......        525        582,132
 Bear Stearns Commercial Mtg. Securities,
   Inc. Commercial Mtg. Certificates, Series
   2000-Top6, Class A2 6.46% due 10/15/36....        165        187,407
 Bear Stearns Cos., Inc. Sr. Notes 7.63% due
   12/07/09..................................      1,000      1,190,647
 Bear Stearns Cos., Inc. Notes 7.80% due
   8/15/07...................................        802        946,392
 Chase Commercial Mtg. Securities
   Corp. Commercial Mtg.
   Certificates, Series 1999-2, Class
   A2 7.20% due 1/15/32......................      1,000      1,169,085
 Citigroup, Inc. Global Notes 3.50% due
   2/01/08...................................        980        981,791
 Citigroup, Inc. Sub. Notes 7.25% due
   10/01/10..................................        830        983,362
 Credit Suisse First Boston USA, Inc. Global
   Sr. Notes 4.63% due 1/15/08...............        800        825,480
 CS First Boston Mtg. Securities
   Corp. Commercial Mtg.
   Certificates, Series 1999-C1, Class
   A2 7.29% due 9/15/41......................        545        635,913
 Daimler Chrysler Auto Trust Asset Backed
   Notes, Series 2000-D, Class A4 6.70% due
   3/08/06...................................      1,000      1,055,956

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
BONDS & NOTES (continued)
Financial Services (continued)
 Discover Card Master Trust I Pass-Thru
   Certificates, Series 1998-7, Class
   A 5.60% due 5/16/06.......................     $  150     $  154,017
 DLJ Commercial Mtg. Corp. Commercial Mtg.
   Certificates, Series 1999-CG3, Class
   A1B 7.34% due 10/10/32....................      1,000      1,177,083
 Ford Motor Credit Co. Sr. Notes 5.80% due
   1/12/09...................................      1,337      1,196,437
 GE Capital Commercial Mtg. Corp. Series
   2002-1A, Class A3 6.27% due 12/10/35......      1,500      1,683,722
 General Motors Acceptance Corp. Notes 6.13%
   due 8/28/07...............................        600        615,305
 Goldman Sachs Group, Inc. Notes 5.25% due
   4/01/13...................................        821        829,253
 Goldman Sachs Group, Inc. Sr. Notes 6.65%
   due 5/15/09...............................        830        939,304
 Honda Auto Receivables Owner Trust Series
   2002-4, Class A4 2.70% due 3/17/08........      3,500      3,533,843
 Household Finance Corp. Notes 3.38% due
   2/21/06...................................        645        651,469
 Household Finance Corp. Notes 4.63% due
   1/15/08...................................        830        860,124
 Household Finance Corp. Bonds 7.35% due
   11/27/32..................................        360        421,864
 John Deere Capital Corp. Notes 3.90% due
   1/15/08...................................        830        846,119
 LB--UBS Commercial Mtg. Trust Commercial
   Mtg. Certificates, Series 2000-C5, Class
   A2 6.51% due 12/15/26.....................        195        222,065
 Lehman Brothers Holdings, Inc. Global
   Notes 6.25% due 5/15/06...................        800        885,042
 MBNA America Bank NA Notes 5.38% due 1/15/08        415        428,719

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
Financial Services (continued)
 Morgan Stanley Dean Witter &
   Co. Bonds 6.75% due 4/15/11...............     $  500     $   559,608
 Morgan Stanley Dean Witter Capital I
   Commercial Mtg. Certificates, Series
   2002-Top1, Class A4 6.66% due 2/15/33.....        200         229,486
 Morgan Stanley Dean Witter Capital I
   Commercial Mtg. Certificates, Series
   2000-LIF2, Class A2 7.20% due 10/15/33....        125         146,994
 Morgan Stanley Group Inc. Notes 3.63% due
   4/01/08...................................        806         802,720
 National Rural Utilities Cooperative
   Finance Corp. Secured Collateral Trust
   Bond 3.88% due 2/15/08....................        799         809,482
 NiSource Finance Corp. Guaranteed Sr.
   Notes 7.63% due 11/15/05..................        925       1,021,791
 Principal Life Global Funding Secured
   Notes 5.13% due 6/28/07*..................        500         530,097
 TIAA Global Markets, Inc. Notes 4.13% due
   11/15/07*.................................        500         518,569
 Verizon Global Funding
   Corp. Sr. Notes 7.75% due 12/01/30........        500         601,238
 Washington Mutual Finance Corp. Sr.
   Notes 6.25% due 5/15/06...................        800         877,383
                                                             -----------
                                                              30,076,190
                                                             -----------
Food, Beverage & Tobacco --  0.8%
 Ahold Finance USA, Inc. Guaranteed Sr.
   Notes 8.25% due 7/15/10...................        415         350,675
 Brown Forman Corp. Notes 3.00% due 3/15/08*.        806         793,581
 Tyson Foods, Inc. Sr. Notes 7.25% due
   10/01/06..................................      1,011       1,081,610
 Unilever Capital Corp. Guaranteed
   Bonds 5.90% due 11/15/32..................        413         425,439
                                                             -----------
                                                               2,651,305
                                                             -----------

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
BONDS & NOTES (continued)
Forest Products -- 0.9%
 Abitibi Consolidated, Inc. Guaranteed
   Notes 7.88% due 8/01/09...................     $  900     $   948,415
 International Paper Co. Notes 5.30% due
   4/01/15*..................................        396         393,897
 International Paper Co. Notes 7.50% due
   5/15/04...................................        750         793,840
 Weyerhaeuser Co. Notes 5.50% due 3/15/05....        401         422,106
 Weyerhaeuser Co. Notes 6.75% due 3/15/12....        410         449,483
                                                             -----------
                                                               3,007,741
                                                             -----------
Health Services -- 0.3%
 HCA Healthcare, Inc. Sr. Notes 7.13% due
   6/01/06...................................        375         402,266
 UnitedHealth Group, Inc. Notes 4.88% due
   4/01/13...................................        403         407,921
                                                             -----------
                                                                 810,187
                                                             -----------
Insurance -- 0.8%
 Chubb Corp. Sr. Notes 3.95% due 4/01/08*....        806         802,669
 Provident Cos., Inc. Sr. Notes 6.38% due
   7/15/05...................................        483         469,113
 UnumProvident Corp. Sr. Notes 7.63% due
   3/01/11...................................        401         386,965
 W.R. Berkley Corp. Sr. Notes 5.88% due
   2/15/13...................................        402         403,679
 Zurich Capital Trust Guaranteed Notes 8.38%
   due 6/01/37*..............................        518         462,100
                                                             -----------
                                                               2,524,526
                                                             -----------
Leisure & Tourism -- 0.1%
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-1, Class
   A 6.65% due 9/15/17.......................         61          49,646

                                                 Principal
                                                   Amount       Value
            Security Description               (in thousands)  (Note 3)
-----------------------------------------------------------------------
Leisure & Tourism (continued)
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1997-4, Class
   A 6.90% due 1/02/18........................     $   85     $    70,275
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-3, Class
   C1 7.08% due 11/01/04......................         77          44,170
 United Airlines, Inc. Pass-Thru
   Certificates, Series 2000-2, Class
   A1 7.03% due 10/01/10(1)...................          8           5,800
                                                              -----------
                                                                  169,891
                                                              -----------
Medical Products -- 0.1%
 Baxter International, Inc. Notes 4.63% due
   3/15/15*...................................        403         390,568
                                                              -----------
Real Estate Companies -- 0.4%
 EOP Operating LP
   Sr. Notes
   7.00% due 7/15/11..........................      1,050       1,176,507
                                                              -----------
Real Estate Investment Trusts -- 0.3%
 Duke Reality LP Sr. Notes 5.25% due 1/15/10..        830         857,964
                                                              -----------
Retail Stores -- 0.4%
 Masco Corp. Bonds 6.50% due 8/15/32..........        412         421,806
 Safeway, Inc. Sr. Notes 6.15% due 3/01/06....        825         896,699
                                                              -----------
                                                                1,318,505
                                                              -----------
Telecommunications -- 1.7%
 AT&T Wireless Services, Inc. Sr.
   Notes 8.13% due 5/01/12....................        300         339,543
 AT&T Wireless Services, Inc. Sr.
   Notes 8.75% due 3/01/31....................        500         573,381
 Citizens Communications Co. Sr. Notes 8.50%
   due 5/15/06................................        425         480,608
 Citizens Communications Co. Sr. Notes 9.00%
   due 8/15/31................................        400         519,949

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
------------------------------------------------------------------------
BONDS & NOTES (continued)
Telecommunications (continued)
 GTE Corp. Notes 7.51% due 4/01/09...........     $  340     $   393,093
 Iridium, LLC Guaranteed Sr. Notes 11.25%
   due 7/15/05(1)............................         25           1,688
 Sprint Capital Corp. Guaranteed Notes 8.75%
   due 3/15/32...............................        475         489,250
 Telus Corp. Notes 8.00% due 6/01/11.........        250         265,000
 Verizon New York, Inc. Sr. Debentures,
   Series B 7.38% due 4/01/32................        412         486,330
 Verizon Wireless Capital, LLC Notes 5.38%
   due 12/15/06..............................        400         427,587
 Vodafone Group, PLC Bonds 6.25% due 11/30/32        400         410,478
 Vodafone Group, PLC Notes 7.75% due 2/15/10.        800         957,126
                                                             -----------
                                                               5,344,033
                                                             -----------
Transportation -- 0.3%
 Burlington Northern Santa Fe Corp.
   Debentures 8.13% due 4/15/20..............        766         925,212
 Southern Railway Co. Equipment Trust
   Bonds 8.75% due 10/15/03..................         30          31,175
                                                             -----------
                                                                 956,387
                                                             -----------
Utilities -- 3.0%
 American Electric Power Co., Inc. Sr.
   Notes, Series C 5.38% due 3/15/10.........        403         409,122
 Appalachian Power Co. Sr. Notes, Series
   E 4.80% due 6/15/05.......................      1,000       1,040,286
 Comed Financing III Notes 6.35% due 3/15/33.        963         939,297
 Dominion Resources, Inc. Sr. Notes 6.75%
   due 12/15/32..............................        400         419,114

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
------------------------------------------------------------------------

Utilities (continued)
 Dominion Resources, Inc. Sr. Sub.
   Notes 7.63% due 7/15/05...................     $  825     $   915,929
 DTE Energy Co. Sr. Notes 6.38% due 4/15/33..        482         490,107
 Duke Energy Corp. 1st Mtg. Notes 4.50% due
   4/01/10...................................        725         732,708
 FirstEnergy Corp. Sr. Notes, Series A 5.50%
   due 11/15/06..............................        799         832,905
 Florida Power Corp. 1st Mtg. Bond 5.90% due
   3/01/33...................................        766         767,167
 Georgia Power Co. Sr. Notes, Series G 6.20%
   due 2/01/06...............................      1,000       1,103,893
 Ohio Power Co. Bonds 6.60% due 2/15/33*.....        383         401,059
 Pepco Holdings, Inc. Notes 3.75% due 2/15/06        830         848,023
 Public Service Company of Colorado 1st Mtg.
   Notes 4.88% due 3/01/13*..................        403         406,952
 Reliant Energy Resources Corp. Notes,
   Series B 8.13% due 7/15/05................        440         440,000
                                                             -----------
                                                               9,746,562
                                                             -----------
Total Bonds & Notes
   (cost $80,954,462)........................                 83,714,284
                                                             -----------
FOREIGN BONDS & NOTES -- 2.8%
Banks -- 0.3%
 European Investment Bank Bonds 4.00% due
   3/15/05...................................      1,000       1,044,572
                                                             -----------
Business Services -- 0.0%
 SCL Terminal Aereo Santiago SA Sr. Secured
   Notes 6.95% due 7/01/12*..................         91         101,900
                                                             -----------
Financial Services -- 0.3%
 Diageo Capital, PLC Global Notes 3.38% due
   3/20/08...................................        806         805,861
                                                             -----------

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Government Agency -- 1.5%
 Quebec Province Canada Notes 5.00% due
   7/17/09...................................     $1,000     $ 1,078,635
 Quebec Province Canada Debentures 7.50% due
   7/15/23...................................        963       1,196,830
 Republic of Italy Notes 4.38% due 6/15/13...      2,150       2,159,021
 United Mexican States Notes 8.00% due
   9/24/22...................................        412         431,158
                                                             -----------
                                                               4,865,644
                                                             -----------
Telecommunications -- 0.7%
 Deutsche Telekom International Finance
   BV Guaranteed Notes 8.75% due 6/15/30.....        500         593,326
 Deutsche Telekom International Finance
   BV Guaranteed Notes 8.25% due 6/15/05.....        383         421,879
 France Telecom
   SA Sr. Notes 10.00% due 3/1/31............        812       1,057,517
 Metronet Communications, Inc. Sr. Disc.
   Notes 9.95% due 6/15/08(1)................      1,000         192,500
                                                             -----------
                                                               2,265,222
                                                             -----------
Total Foreign Bonds & Notes
   (cost $9,635,486).........................                  9,083,199
                                                             -----------
U.S. GOVERNMENT OBLIGATIONS -- 19.4%
U.S Treasury Bonds -- 6.5%
 5.38% due 2/15/31...........................        482         521,389
 6.25% due 8/15/23...........................      5,770       6,782,006
 6.88% due 8/15/25...........................      4,297       5,430,669
 7.13% due 2/15/23...........................      5,773       7,437,021
 9.38% due 2/15/06...........................        624         753,724
                                                             -----------
                                                              20,924,809
                                                             -----------
U.S. Treasury Notes -- 12.9%
 1.50% due 2/28/05...........................      3,113       3,114,217
 3.00% due 1/31/04...........................      7,541       7,656,468
 3.88% due 2/15/13...........................      1,522       1,528,362
 6.00% due 8/15/09...........................      7,688       8,916,281
 6.50% due 10/15/06..........................      5,961       6,816,964

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
U.S. Treasury Notes (continued)
 6.88% due 5/15/06...........................    $ 5,943     $ 6,804,039
 7.00% due 7/15/06...........................      5,882       6,782,452
                                                             -----------
                                                              41,618,783
                                                             -----------
Total U.S. Government Obligations
   (cost $63,284,973)........................                 62,543,592
                                                             -----------
U.S. GOVERNMENT AGENCIES -- 46.9%
Federal Farm Credit Bank -- 1.3%
 4.38% due 4/15/05...........................      4,000       4,214,916
                                                             -----------
Federal Home Loan Bank -- 2.7%
 2.75% due 3/14/08...........................      2,510       2,481,198
 4.75% due 6/28/04...........................      1,750       1,822,494
 5.32% due 12/23/08..........................      4,000       4,404,324
                                                             -----------
                                                               8,708,016
                                                             -----------
Federal Home Loan Mortgage Corporation -- 15.8%
 2.70% due 10/02/06..........................      2,513       2,526,068
 2.75% due 3/15/08...........................      2,500       2,466,512
 2.88% due 9/26/05...........................      8,000       8,042,728
 3.50% due 9/15/07...........................      7,000       7,189,469
 5.25% due 1/15/06 - 11/05/12................      2,800       2,995,308
 5.50% due 2/01/18...........................      3,986       4,138,378
 6.00% due 2/01/32...........................     14,344      14,876,480
 6.25% due 7/15/32...........................      2,847       3,232,848
 6.50% due 8/01/16...........................         76          80,628
 7.00% due 3/01/12 - 11/01/16................        301         321,495
 7.50% due 12/01/30 - 4/01/33................      3,114       3,321,241
 8.00% due 10/01/29 - 1/01/31................      1,573       1,696,132
                                                             -----------
                                                              50,887,287
                                                             -----------
Federal National Mortgage Association -- 26.7%
 2.38% due 3/17/06...........................      2,513       2,522,728
 3.50% due 9/15/04...........................      1,500       1,546,419
 4.75% due 3/15/04 - 6/18/07.................      1,350       1,397,687
 5.25% due 8/01/12...........................      2,513       2,628,357
 6.00% due 12/15/05 - 3/01/33................     10,533      10,996,260
 6.18% due 7/01/08...........................         19          20,950
 6.27% due 11/01/07..........................         52          57,456
 6.30% due 1/01/08...........................         19          20,903
 6.31% due 2/01/08...........................        188         206,746
 6.34% due 1/01/08...........................         18          20,244
 6.43% due 1/01/08...........................         19          20,994
 6.50% due 2/01/17 - 7/01/32.................     38,346      40,179,265
 6.63% due 11/15/30..........................      2,845       3,353,572
 6.98% due 6/01/07...........................         18          19,922
 7.00% due 9/01/10 - 9/01/31.................     18,036      19,020,975
 7.04% due 3/01/07...........................         19          21,085

        SunAmerica Core Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                 Principal
                                                  Amount
                                              (in thousands)/    Value
            Security Description                  Shares        (Note 3)
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mortgage Association (continued)
 7.25% due 1/15/10...........................     $ 2,513     $  3,051,021
 7.50% due 10/01/10 - 10/01/15...............       1,164        1,248,093
                                                              ------------
                                                                86,332,677
                                                              ------------
Government National Mortgage Association -- 0.4%
 6.50% due 6/15/29...........................         496          521,788
 7.00% due 12/15/22 - 8/15/29................         606          645,901
 8.00% due 4/15/30...........................         151          163,374
                                                              ------------
                                                                 1,331,063
                                                              ------------
Total U.S. Government Agencies
   (cost $147,123,532).......................                  151,473,959
                                                              ------------
COMMON STOCK -- 0.0%
Forest Products -- 0.0%
 SF Holdings Group, Inc.*+...................           7               31
                                                              ------------
Health Services -- 0.0%
 Mediq, Inc.(3)..............................          18                0
                                                              ------------
Machinery -- 0.0%
 Manitowoc Co., Inc..........................          28              471
                                                              ------------
Total Common Stock
   (cost $8,642).............................                          502
                                                              ------------
PREFERRED STOCK -- 0.0%
Forest Products -- 0.0%
 SF Holdings Group, Inc.(2)..................           2            1,980
                                                              ------------
Machinery -- 0.0%
 Fairfield Manufacturing Co., Inc.(4)........          28              840
                                                              ------------
Media -- 0.0%
 Primedia, Inc...............................         145           10,730
                                                              ------------
Telecommunications --  0.0%
 Nextlink Communications, Inc.(2)............           5                0
                                                              ------------
Total Preferred Stock
   (cost $58,708)............................                       13,550
                                                              ------------

                                                Warrants/
                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
------------------------------------------------------------------------
WARRANTS -- 0.0%+
Communication Equipment -- 0.0%
 Concentric Network Corp.(3).................          5     $          0
                                                             ------------
Telecommunications -- 0.0%
 KMC Telecom Holdings, Inc.(3)...............         50                0
                                                             ------------
Total Warrants
   (cost $0).................................                           0
                                                             ------------
Total Investment Securities -- 95.0%
   (cost $301,065,803).......................                 306,829,086
                                                             ------------
SHORT-TERM SECURITIES -- 3.1%
 UBS Finance, Inc. 1.38% due 4/01/03 (cost
   $10,000,000)..............................     10,000       10,000,000
                                                             ------------
REPURCHASE AGREEMENT -- 1.7%
 Agreement with State Street Bank & Trust
   Co., bearing interest at 1.20%, dated
   3/31/03 to be repurchased 4/01/03 in the
   amount of $5,264,175 and collateralized
   by $5,330,000 of Federal National Mtg.
   Assoc. Notes, bearing interest at 3.75%
   due 5/12/04 having an approximate value
   of $5,422,987 (cost $5,264,000)...........      5,264        5,264,000
                                                             ------------
TOTAL INVESTMENTS --
   (cost $316,329,803#)......................       99.8%     322,093,086
Other assets less liabilities................        0.2          806,287
                                                  ------     ------------
NET ASSETS --                                     100.00%    $322,899,373
                                                  ======     ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value is $9,679,045 which represents 3.0% of net assets.
+  Non-income producing securities
#  See Note 6
(1)Security in default
(2)PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(3)Fair valued security -- See Note 3.

See Notes to Financial Statements.

        SunAmerica U.S. Government Securities Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 34.2%
U.S Treasury Bonds -- 5.9%
 5.38% due 2/15/31................................    $16,250     $  17,577,934
                                                                  -------------
U.S. Treasury Notes --  28.3%
 3.88% due 2/15/13................................     84,000        84,351,120
                                                                  -------------
Total U.S. Government Obligations
   (cost $102,232,359)............................                  101,929,054
                                                                  -------------
U.S. GOVERNMENT AGENCIES -- 62.6%
Federal Farm Credit Bank -- 9.3%
 2.50% due 3/15/06................................      5,000         5,033,135
 3.13% due 10/01/03...............................        500           504,859
 3.88% due 12/15/04...............................     20,000        20,752,300
 5.64% due 4/04/11................................        500           553,162
 6.00% due 3/07/11................................        200           226,390
 6.30% due 12/03/13...............................        500           577,647
                                                                  -------------
                                                                     27,647,493
                                                                  -------------
Federal Home Loan Mortgage Corporation -- 8.0%
 4.50% due 8/15/04................................        500           521,260
 5.88% due 3/21/11................................        500           551,494
 6.00% due 11/01/13 - 10/01/16....................      4,866         5,092,673
 6.50% due 9/01/16................................      1,361         1,436,454
 6.88% due 9/15/10@...............................     10,000        11,969,080
 7.00% due 11/01/31...............................      1,441         1,518,208
 7.50% due 6/01/25................................        187           200,553
 8.00% due 6/01/08................................         48            51,325
 8.25% due 7/01/06................................         24            24,715
 8.50% due 5/01/08................................         28            29,067
 9.50% due 4/01/20................................        371           413,920
 10.00% due 8/01/21...............................      1,703         1,929,837
                                                                  -------------
                                                                     23,738,586
                                                                  -------------
Federal National Mortgage Association -- 7.2%
 5.50% due 3/15/11................................        500           552,196
 6.00% due 10/01/28 - 12/01/28....................     12,484        12,972,614
 6.50% due 12/01/31...............................      2,366         2,470,091
 6.53% due 5/25/30................................      2,750         3,062,567
 7.50% due 7/01/26................................        615           661,067
 7.59% due 12/28/28...............................        534           574,080
 8.00% due 8/01/04 - 1/01/23......................      1,035         1,132,252
 11.00% due 2/01/15...............................         --                45
 11.50% due 9/01/19...............................         48            55,991
                                                                  -------------
                                                                     21,480,903
                                                                  -------------
Government National Mortgage Association -- 32.4%
 5.00% TBA........................................     30,000        31,040,640
 5.50% TBA........................................     10,000        10,262,500
 6.00% due 1/15/29 - 1/15/32......................     24,478        25,591,653
 6.50% due 2/15/29 - 6/15/32......................     20,239        21,280,036

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
Government National Mortgage Association (continued)
 7.00% due 7/15/23 - 11/20/30.....................    $ 3,176     $  3,380,590
 7.50% due 4/15/17 - 10/15/23.....................      4,000        4,307,440
 7.75% due 4/15/04................................          3            2,601
 8.00% due 11/15/06 - 2/15/08.....................         10           11,084
 9.00% due 12/15/16...............................        200          222,296
 11.00% due 8/20/15 - 9/20/15.....................          2            2,766
 11.50% due 3/15/13 - 5/20/15.....................        137          159,777
 12.50% due 9/15/14...............................         13           15,525
 13.00% due 1/15/11 - 6/15/15.....................         57           67,609
 13.50% due 2/15/13...............................         15           17,831
 15.00% due 11/15/11 - 9/15/12....................         23           28,070
 15.50% due 8/15/11 - 9/15/11.....................         83          102,654
 16.00% due 11/15/11..............................          8           10,050
                                                                  ------------
                                                                    96,503,122
                                                                  ------------
International Bank for Reconstruction and Development -- 0.1%
 5.00% due 3/28/06................................        350          378,584
Private Export Funding Corp. -- 3.8%
 5.87% due 7/31/08................................     10,000       11,264,910
Small Business Administration -- 1.6%
 6.30% due 6/01/18................................      4,329        4,762,038
Student Loan Marketing Association -- 0.2%
 5.25% due 3/15/06................................        500          542,404
                                                                  ------------
Total U.S. Government Agencies
   (cost $177,830,912)............................                 186,318,040
                                                                  ------------
Total Investment Securities -- 96.8%
   (cost $280,063,271)............................                 288,247,094
                                                                  ------------
REPURCHASE AGREEMENT -- 5.8%
 State Street Bank & Trust Co. Joint Repurchase
   Agreement Account@ (Note 3) (cost $17,116,000).     17,116       17,116,000
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $297,179,271#)...........................      102.6%     305,363,094
Liabilities in excess of other assets.............       (2.6)      (7,597,832)
                                                      -------     ------------
NET ASSETS --                                           100.0%    $297,765,262
                                                      =======     ============

--------
#  See Note 6
TBA--Securitiespurchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date
@  The security or a portion thereof represents collateral for TBA.

See Notes to Financial Statements.

        SunAmerica GNMA Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003


                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 3)
 -----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS -- 17.7%
 U.S. Treasury Bonds -- 0.4%
  5.38% due 2/15/31................................    $  2,000    $  2,163,438
                                                                   ------------
 U.S. Treasury Notes -- 17.3%
  2.75% due 9/30/03@...............................      45,000      45,363,870
  3.88% due 2/15/13................................      56,000      56,234,080
                                                                   ------------
                                                                    101,597,950
                                                                   ------------
 Total U.S. Government Obligations
    (cost $103,518,397)............................                 103,761,388
                                                                   ------------
 U.S. GOVERNMENT AGENCIES -- 87.4%
 Federal Farm Credit Bank -- 2.6%
  2.50% due 3/15/06................................      15,000      15,099,405
                                                                   ------------
 Federal Home Loan Mortgage Corporation -- 0.1%
  7.50% due 5/01/24 - 6/01/25......................         290         311,532
  10.00% due 1/01/17...............................         454         511,519
  12.50% due 9/30/13...............................           3           3,360
                                                                   ------------
                                                                        826,411
                                                                   ------------
 Federal National Mortgage Association -- 0.1%
  7.00% due 9/01/10................................         412         440,104
                                                                   ------------
 Government National Mortgage Association -- 84.3%
  5.00% TBA........................................      70,000      72,118,780
  5.50% TBA........................................     170,000     174,462,500
  6.00% due 11/15/23-8/15/32.......................      97,336     101,749,226
  6.00% TBA........................................      49,677      51,803,682
  6.50% due 3/15/28 - 6/15/32@.....................      80,907      85,077,136
  7.00% due 3/15/23 - 10/20/30.....................       3,663       3,888,454
  8.00% due 11/15/26 - 8/15/30.....................       2,356       2,566,182
  8.50% due 3/15/17 - 9/15/24......................       1,243       1,370,871
  9.00% due 7/15/16 - 10/15/16.....................         326         364,441
                                                                   ------------
                                                                    493,401,272
                                                                   ------------
 Small Business Administration -- 0.3%
  6.30% due 6/01/18................................       1,443       1,587,346
                                                                   ------------
 Total U.S. Government Agencies
    (cost $502,610,636)............................                 511,354,538
                                                                   ------------
 Total Investment Securities -- 105.1%
    (cost $606,129,033)............................                 615,115,926
                                                                   ------------

                                                     Principal
                                                       Amount         Value
              Security Description                 (in thousands)    (Note 3)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 45.2%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account@ (Note 3)......................    $130,253    $ 130,253,000
UBS Warburg, Inc. Joint Repurchase Agreement
 Account@ (Note 3)................................     135,000      135,000,000
                                                                  -------------
Total Repurchase Agreements
   (cost $265,253,000)............................                  265,253,000
                                                                  -------------
TOTAL INVESTMENTS --
   (cost $871,382,033#)...........................       150.3%   $ 880,368,926
Liabilities in excess of other assets.............       (50.3)    (294,628,970)
                                                      --------    -------------
NET ASSETS --                                           100.00%   $ 585,739,956
                                                      ========    =============

--------
#  See Note 6
TBA--Securitiespurchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
@  The security or a portion thereof represents collateral for TBA.

See Notes to Financial Statements.

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003


                                                     Principal
                                                       Amount      Value
                 Security Description              (in thousands) (Note 3)
     --------------------------------------------------------------------
     BONDS & NOTES -- 41.9%
     Aerospace & Military Technology -- 0.2%
      Condor Systems, Inc. Guaranteed Sr. Sub.
        Notes, Series B 11.88% due 5/01/09(1).....      $ 25      $  5,500
      K & F Industries, Inc. Sr. Sub.
        Notes, Series B 9.25% due 10/15/07........        50        52,250
      L-3 Communications Corp. Sr. Sub.
        Notes 7.63% due 6/15/12...................        75        79,500
      TransDigm, Inc. Guaranteed Sr. Sub.
        Notes 10.38% due 12/01/08.................        50        52,625
                                                                  --------
                                                                   189,875
                                                                  --------
     Apparel & Textiles -- 0.2%
      Levi Strauss & Co. Notes 6.80% due 11/01/03.        25        25,281
      Levi Strauss & Co. Notes 7.00% due 11/01/06.        25        21,563
      Levi Strauss & Co. Sr. Notes 12.25% due
        12/15/12*.................................       100        94,750
                                                                  --------
                                                                   141,594
                                                                  --------
     Automotive -- 0.4%
      BREED Technologies, Inc. Guaranteed Sr.
        Sub. Notes 9.25% due 4/15/08(1)(2)........       500             0
      Dana Corp. Notes 9.00% due 8/15/11..........        50        49,250
      Diamond Triumph Autoglass, Inc. Guaranteed
        Sr. Sub. Notes 9.25% due 4/01/08..........       125       100,156
      Lear Corp. Guaranteed Sr. Notes, Series
        B 8.11% due 5/15/09.......................        50        54,125
      Pep Boys Manny Moe & Jack Notes 6.92% due
        7/07/06...................................       150       141,000
                                                                  --------
                                                                   344,531
                                                                  --------
     Banks -- 0.3%
      J.P. Morgan Chase & Co. Notes 5.35% due
        3/01/07...................................       250       268,681
                                                                  --------

                                                     Principal
                                                       Amount      Value
                 Security Description              (in thousands) (Note 3)
     --------------------------------------------------------------------

     Broadcasting & Media -- 3.9%
      Adelphia Communications Corp. Sr.
        Notes, Series B 9.50% due 2/15/04(1)......      $ 47      $ 18,799
      Allbritton Communications Co. Sr. Sub.
        Notes 7.75% due 12/15/12*.................       125       127,188
      AMC Entertainment, Inc. Sr. Sub.
        Notes 9.50% due 3/15/09...................        50        49,875
      Big City Radio, Inc. Guaranteed Sr.
        Notes 11.25% due 3/15/05(1)...............       135       122,850
      CanWest Media, Inc. Sr. Notes 7.63% due
        4/15/13*..................................        25        25,000
      Charter Communications Holdings, LLC Sr.
        Sub. Disc. Notes 11.75% due 1/15/10(3)....       225        79,875
      Charter Communications Holdings, LLC Sr.
        Sub. Notes 9.63% due 11/15/09.............       575       250,125
      Charter Communications Holdings, LLC Sr.
        Sub. Notes 10.25% due 1/15/10.............        25        11,062
      Charter Communications Holdings, LLC Sr.
        Sub. Notes 10.75% due 10/01/09............       150        69,375
      Cinemark USA, Inc. Sr. Sub. Notes 9.00% due
        2/01/13*..................................       100       106,250
      CSC Holdings, Inc. Sr. Sub.
        Debentures 9.88% due 2/15/13..............       300       313,500
      CSC Holdings, Inc. Guaranteed Sr. Sub.
        Debentures 10.50% due 5/15/16.............        75        81,937
      Cumulus Media, Inc. Guaranteed Sr. Sub.
        Notes 10.38% due 7/01/08..................       140       149,100
      DIRECTV Holdings, LLC Sr. Notes 8.38% due
        3/15/13*..................................       150       165,375
      Echostar DBS Corp. Guaranteed Sr.
        Notes 9.13% due 1/15/09...................        75        81,938
      Emmis Communications Corp. Sr. Disc.
        Notes 12.50% due 3/15/11(3)...............       175       149,625

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    ----------------------------------------------------------------------
    BONDS & NOTES (continued)
    Broadcasting & Media (continued)
     Granite Broadcasting Corp. Sr. Sub.
       Notes 10.38% due 5/15/05..................      $ 50      $   49,125
     Lenfest Communications, Inc. Sr.
       Notes 7.63% due 2/15/08...................       125         139,060
     Lenfest Communications, Inc. Sr.
       Notes 8.38% due 11/01/05..................        30          33,287
     Lenfest Communications, Inc. Sr. Sub.
       Notes 10.50% due 6/15/06..................        45          52,233
     Nexstar Finance Holdings, LLC Guaranteed
       Sr. Disc. Notes 16.00% due 5/15/09(3).....       150         128,625
     Nexstar Finance Holdings, LLC Sr. Disc.
       Notes 11.38% due 4/01/13*(3)..............       250         147,500
     Pegasus Satellite Communications, Inc. Sr.
       Sub. Disc. Notes 13.50% due 3/01/07(3)....       200         114,000
     Pegasus Satellite Communications, Inc. Sr.
       Notes 12.38% due 8/01/06..................       110          85,800
     Rogers Cable, Inc. Bonds 8.75% due 5/01/32..        50          50,500
     Rogers Cablesystems, Ltd. Guaranteed Sr.
       Sub. Notes 11.00% due 12/01/15............       250         263,750
     Time Warner, Inc. Debentures 9.13% due
       1/15/13...................................       110         129,742
     Young Broadcasting, Inc. Guaranteed Sr.
       Sub. Notes, Series B 9.00% due 1/15/06....       125         125,625
     Young Broadcasting, Inc. Guaranteed Sr.
       Sub. Notes 10.00% due 3/01/11.............        68          72,080
                                                                 ----------
                                                                  3,193,201
                                                                 ----------
    Business Services -- 0.9%
     Allied Waste North America, Inc. Guaranteed
       Sr. Notes, Series B 7.63% due 1/01/06.....       300         304,125
     Allied Waste North America, Inc. Guaranteed
       Sr. Notes 9.25% due 9/01/12*..............       100         106,375

                                                     Principal
                                                       Amount      Value
                 Security Description              (in thousands) (Note 3)
     ---------------------------------------------------------------------

     Business Services (continued)
      Allied Waste North America, Inc. Guaranteed
        Sr. Sub. Notes, Series B 10.00% due
        8/01/09...................................      $110      $114,125
      National Equipment Services,
        Inc. Guaranteed Sr. Sub. Notes, Series
        D 10.00% due 11/30/04.....................        15         3,000
      National Equipment Services, Inc. Sr. Sub.
        Notes, Series B 10.00% due 11/30/04.......       275        55,000
      Park-Ohio Industries, Inc. Sr. Sub.
        Notes 9.25% due 12/01/07..................        75        54,750
      Waste Management, Inc. Debentures 8.75% due
        5/01/18...................................       125       143,101
                                                                  --------
                                                                   780,476
                                                                  --------
     Chemicals -- 0.9%
      GEO Specialty Chemicals, Inc. Sr. Sub.
        Notes 10.13% due 8/01/08..................        20        11,200
      Huntsman International, LLC Guaranteed Sr.
        Notes 9.88% due 3/01/09...................       225       239,625
      IMC Global, Inc. Guaranteed Sr.
        Notes* 11.25% due 6/01/11.................       125       135,625
      IMC Global,
        Inc. Guaranteed Sr. Notes, Series B 11.25%
        due 6/01/11...............................       125       135,625
      Methanex Corp. Sr. Notes 8.75% due 8/15/12..       150       162,375
      Terra Industries, Inc. Sr. Notes 10.50% due
        6/15/05...................................       100        85,000
                                                                  --------
                                                                   769,450
                                                                  --------
     Communication Equipment -- 0.1%
      Nortel Networks, Ltd. Sr. Notes 6.13% due
        2/15/06...................................       100        91,250
                                                                  --------
     Computers & Business Equipment -- 0.5%
      Seagate Technology HDD Holdings Guaranteed
        Sr. Notes 8.00% due 5/15/09...............       125       130,937

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                     Principal
                                                       Amount      Value
                 Security Description              (in thousands) (Note 3)
     --------------------------------------------------------------------
     BONDS & NOTES (continued)
     Computers & Business Equipment (continued)
      Xerox Corp. Notes 7.20% due 4/01/16.........      $275      $247,500
                                                                  --------
                                                                   378,437
                                                                  --------
     Conglomerate -- 0.6%
      Tyco International Group SA Guaranteed
        Notes 6.38% due 10/15/11..................       200       187,000
      Tyco International Group SA Guaranteed Sr.
        Notes 6.75% due 2/15/11...................       225       214,875
      US Industries, Inc. Guaranteed Notes 11.25%
        due 12/31/05*.............................       132       125,400
                                                                  --------
                                                                   527,275
                                                                  --------
     Education -- 0.2%
      KinderCare Learning Centers, Inc. Sr. Sub.
        Notes, Series B 9.50% due 2/15/09.........       150       146,250
                                                                  --------
     Electronics -- 0.6%
      Amkor Technology, Inc. Sr. Notes 9.25% due
        5/01/06...................................       125       122,500
      Chippac International Co., Ltd. Guaranteed
        Sr. Sub. Notes, Series B 12.75% due
        8/01/09...................................        25        27,750
      ON Semiconductor Corp. Sr. Secured
        Notes 12.00% due 3/15/10*.................       125       131,875
      Pioneer-Standard Electronics, Inc. Sr.
        Notes 9.50% due 8/01/06...................        25        25,648
      Prestolite Electric, Inc. Guaranteed Sr.
        Notes 9.63% due 2/01/08...................       125        95,000
      Sanmina-SCI Corp. Sr. Secured Notes 10.38%
        due 1/15/10*..............................       100       108,000
                                                                  --------
                                                                   510,773
                                                                  --------
     Energy Services -- 0.5%
      Grant Prideco, Inc. Sr. Notes 9.00% due
        12/15/09*.................................        50        53,375
      Hanover Equipment Trust Sr. Secured
        Notes 8.50% due 9/01/08...................       125       122,500

                                                  Principal
                                                    Amount      Value
                 Security Description           (in thousands) (Note 3)
        --------------------------------------------------------------

        Energy Services (continued)
          Oslo Seismic Services, Inc.
           1st Mtg. Notes
           8.28% due 6/01/11(2)................      $161      $102,964
          Universal Compression, Inc.
           Sr. Disc. Notes
           9.88% due 2/15/08(3)................       150       157,500
                                                               --------
                                                                436,339
                                                               --------
        Energy Sources -- 1.9%
          AmeriGas Partners LP/AmeriGas Eagle
           Finance Corp.
           Sr. Notes, Series D
           10.00% due 4/15/06..................        75        81,000
          Belco Oil & Gas Corp.
           Sr. Sub. Notes, Series B
           8.88% due 9/15/07...................        50        52,375
          Chesapeake Energy Corp.
           Sr. Notes
           7.50% due 9/15/13*..................        50        51,125
          Chesapeake Energy Corp.
           Guaranteed Sr. Notes
           9.00% due 8/15/12...................        25        27,125
          CITGO Petroleum Corp.
           Sr. Notes
           11.38% due 2/01/11*.................       125       130,937
          Costilla Energy, Inc.
           Sr. Notes
           10.25% due 10/01/06(1)(2)...........       500             0
          Dynegy-Roseton Danskammer
           Pass-Thru Certificates, Series A
           7.27% due 11/08/10..................       450       360,000
          Encore Acquisition Co.
           Guaranteed Sr. Notes
           8.38% due 6/15/12...................       100       104,750
          Frontier Oil Corp.
           Sr. Notes
           9.13% due 2/15/06...................        50        50,500
          Frontier Oil Corp.
           Sr. Sub. Notes
           11.75% due 11/15/09.................       155       170,500
          KCS Energy, Inc.
           Guaranteed Sr. Sub. Notes
           8.88% due 1/15/06...................       150       127,500
          Leviathan Gas Pipeline Partner LP/
           Leviathan Finance Corp.
           Guaranteed Sr. Sub. Notes, Series B
           10.38% due 6/01/09..................       200       209,000

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       BONDS & NOTES (continued)
       Energy Sources (continued)
         Westport Resources Corp.
          Guaranteed Sr. Sub. Notes
          8.25% due 11/01/11*.................     $   50     $   53,375
         Westport Resources Corp.
          Guaranteed Sr. Sub. Notes
          8.25% due 11/01/11..................        150        160,125
                                                              ----------
                                                               1,578,312
                                                              ----------
       Entertainment Products -- 0.2%
         Hasbro. Inc.
          Sr. Notes
          8.50% due 3/15/06...................         50         53,625
         Steinway Musical Instruments, Inc.
          Guaranteed Sr. Notes
          8.75% due 4/15/11...................        125        127,500
                                                              ----------
                                                                 181,125
                                                              ----------
       Financial Services -- 12.7%
         American Tower Escrow Corp.
          Sr. Sub. Disc. Notes
          zero coupon due 8/01/08(5)..........        300        198,000
         AmeriCredit Corp.
          Guaranteed Sr. Notes
          9.25% due 5/01/09...................         25         18,000
         AmeriCredit Corp.
          Guaranteed Sr. Notes
          9.88% due 4/15/06...................        200        155,000
         Athena Neurosciences Finance, LLC
          Guaranteed Sr. Notes
          7.25% due 2/21/08...................        350        216,125
         Bear Island Paper Co., LLC
          Sr. Secured Notes, Series B
          10.00% due 12/01/07.................        245        205,800
         Bluewater Finance, Ltd.
          Guaranteed Sr. Notes
          10.25% due 2/15/12..................        125        124,375
         Boeing Capital Corp.
          Sr. Notes
          5.75% due 2/15/07...................        250        261,780
         Chukchansi Economic Development
          Authority
          Sr. Notes
          14.50% due 6/15/09*.................        200        205,000
         Commercial Mtg. Asset Trust
          Commercial Mtg. Certificates,
          Series 1999-C1, Class C
          7.35% due 1/17/32...................      1,200      1,415,508
         Credit Suisse First Boston USA, Inc.
          Global Sr. Notes
          4.63% due 1/15/08...................        250        257,962

                                                   Principal
                                                     Amount      Value
                 Security Description            (in thousands) (Note 3)
       ----------------------------------------------------------------

       Financial Services (continued)
         Dana Credit Corp.
          Notes
          8.38% due 8/15/07*....................     $  100     $ 94,000
         DLJ Commercial Mtg. Corp.
          Commercial Mtg. Certificates, Series
          1998-CG1, Class S
          .87% due 5/10/03(4)...................      8,622      262,975
         DLJ Commercial Mtg. Corp.
          Commercial Mtg. Certificates, Series
          1998-CF2, Class S
          1.04% due 5/12/03(4)..................      7,144      281,734
         ESI Tractebel Acquisition Corp.
          Guaranteed Secured Bonds, Series B
          7.99% due 12/30/11....................        121      118,885
         FINOVA Group, Inc.
          Notes
          7.50% due 11/15/09....................        120       42,300
         First Union Residential Securitization
          Trans, Inc.
          Mtg. Certificates, Series 1998-A,
          Class B2
          7.00% due 8/25/28.....................        229      234,640
         Ford Motor Credit Co.
          Notes
          6.50% due 1/25/07.....................        250      240,972
         GE Capital Mtg. Services, Inc.
          Remic Pass-Thru Certificates, Series
          1998-15, Class B1
          6.75% due 11/25/28....................        948      967,812
         General Electric Capital Corp.
          Notes
          5.00% due 6/15/07.....................        250      268,051
         General Motors Acceptance Corp.
          Notes
          6.85% due 6/17/04.....................        250      261,047
         Household Finance Corp.
          Notes
          5.75% due 1/30/07.....................        250      269,117
         Jet Equipment Trust
          Sr. Notes, Series 1995, Class A
          8.24% due 11/01/12*...................        136       34,083
         LaBranche & Co., Inc.
          Sr. Sub. Notes
          12.00% due 3/02/07....................         75       84,000
         Madison River Capital, LLC/Madison
          River Finance Corp.
          Sr. Notes, Series B
          13.25% due 3/01/10....................        125      100,625

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                   Principal
                                                     Amount       Value
                Security Description             (in thousands)  (Note 3)
      -------------------------------------------------------------------
      BONDS & NOTES (continued)
      Financial Services (continued)
        Mid-State Trust
         Asset Backed Notes, Series 6,
         Class A1
         7.34% due 7/01/35......................     $1,025     $1,112,467
        Nexstar Finance, LLC
         Guaranteed Sr. Sub. Notes
         12.00% due 4/01/08.....................         95        104,738
        PCA, LLC
         Guaranteed Sr. Notes
         11.88% due 8/01/09.....................        125        130,000
        PDVSA Finance, Ltd.
         Notes, Series 1998-1C
         6.80% due 11/15/08.....................        125         95,313
        PNC Mtg. Securities Corp.
         Mtg. Certificates, Series 1998-5,
         Class CB3
         6.74% due 4/25/03(4)...................        391        401,933
        PNC Mtg. Securities Corp.
         Certificates, Series 1998-4, Class 3B3
         6.75% due 4/25/03(4)...................        330        337,932
        PNC Mtg. Securities Corp.
         Mtg. Certificates, Series 1999-1,
         Class CB2
         6.77% due 4/25/03(4)...................        473        500,635
        PNC Mtg. Securities Corp.
         Mtg. Certificates, Series 1998-4,
         Class CB3
         6.84% due 5/25/28......................        441        462,134
        PNC Mtg. Securities Corp.
         Mtg. Certificates, Series 1992-2,
         Class DB3
         6.91% due 4/25/29......................        419        424,657
        Qwest Capital Funding, Inc.
         Guaranteed Notes
         7.00% due 8/03/09......................         50         38,000
        Qwest Capital Funding, Inc.
         Guaranteed Notes
         7.25% due 2/15/11......................        175        133,000
        Qwest Capital Funding, Inc.
         Guaranteed Notes
         7.63% due 8/03/21......................         25         17,500
        Qwest Capital Funding, Inc.
         Notes
         7.75% due 2/15/31......................         50         35,000
        Qwest Capital Funding, Inc.
         Guaranteed Notes
         7.90% due 8/15/10......................        200        154,000

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       -----------------------------------------------------------------

       Financial Services (continued)
         Terra Capital, Inc.
          Guaranteed Sr. Secured Notes
          12.88% due 10/15/08.................      $150      $   159,000
         US West Capital Funding, Inc.
          Guaranteed Notes
          6.88% due 7/15/28...................        75           52,500
                                                              -----------
                                                               10,476,600
                                                              -----------
       Food, Beverage & Tobacco -- 0.9%
         Agrilink Foods, Inc.
          Guaranteed Sr. Sub. Notes
          11.88% due 11/01/08.................       190          206,150
         Cott Beverages, Inc.
          Guaranteed Sr. Sub. Notes
          8.00% due 12/15/11..................       100          106,000
         Del Monte Corp.
          Sr. Sub. Notes
          8.63% due 12/15/12*.................        75           79,500
         Doane Pet Care Co.
          Sr. Sub. Notes
          9.75% due 5/15/07...................        25           22,500
         Doane Pet Care Co.
          Sr. Notes
          10.75% due 3/01/10*.................        50           51,250
         Dole Food Co., Inc.
          Notes
          6.38% due 10/01/05..................       150          166,500
         Fleming Cos., Inc.
          Guaranteed Sr. Notes
          10.13% due 4/01/08(1)...............       125           25,625
         Fleming Cos., Inc.
          Guaranteed Sr. Sub. Notes, Series D
          10.63% due 7/31/07(1)...............       150            4,500
         Smithfield Foods, Inc.
          Sr. Notes, Series B
          8.00% due 10/15/09..................        75           76,500
                                                              -----------
                                                                  738,525
                                                              -----------
       Forest Products -- 1.6%
         Buckeye Technologies, Inc.
          Sr. Sub. Notes
          8.50% due 12/15/05..................        90           86,850
         Constar International, Inc.
          Sr. Sub. Notes
          11.00% due 12/01/12.................        75           75,750
         Crown Cork & Seal Co., Inc.
          Notes
          8.38% due 1/15/05...................       550          547,250

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                              Principal
                                                Amount       Value
                Security Description        (in thousands)  (Note 3)
           ---------------------------------------------------------
           BONDS & NOTES (continued)
           Forest Products (continued)
             FiberMark, Inc.
              Sr. Notes
              10.75% due 4/15/11...........      $125      $  120,156
             Georgia-Pacific Corp.
              Sr. Notes
              7.50% due 5/15/06............       300         289,500
             Koppers Industries, Inc.
              Guaranteed Sr. Sub. Notes
              9.88% due 12/01/07...........       125         121,250
             Speciality Paperboard, Inc.
              Sr. Notes
              9.38% due 10/15/06...........       125         116,250
                                                           ----------
                                                            1,357,006
                                                           ----------
           Health Services -- 0.7%
             Columbia HCA Healthcare Corp.
              Notes
              6.91% due 6/15/05............        15          15,880
             HCA, Inc.
              Sr. Notes
              6.95% due 5/01/12............       100         107,147
             HEALTHSOUTH Corp.
              Notes
              7.63% due 6/01/12(1).........       125          57,500
             HEALTHSOUTH Corp.
              Sr. Notes
              8.38% due 10/01/11(1)........        25          11,500
             HEALTHSOUTH Corp.
              Sr. Sub. Notes
              10.75% due 10/01/08(1).......       250          31,250
             IASIS Healthcare Corp.
              Guaranteed Sr. Sub. Notes
              13.00% due 10/15/09..........       200         220,000
             Tenet Healthcare Corp.
              Sr. Notes
              6.50% due 6/01/12............        50          48,000
             Tenet Healthcare Corp.
              Notes
              7.38% due 2/01/13............        50          50,250
                                                           ----------
                                                              541,527
                                                           ----------
           Internet Content -- 0.1%
             Globix Corp.
              Guaranteed Sr. Secured Notes
              11.00% due 4/26/08(2)(7).....        79          56,105
                                                           ----------
           Internet Software -- 0.1%
             Unisys Corp.
              Sr. Notes
              7.88% due 4/01/08............        75          78,000
                                                           ----------

                                               Principal
                                                 Amount      Value
                 Security Description        (in thousands) (Note 3)
           --------------------------------------------------------

           Leisure & Tourism -- 3.4%
             American Airlines, Inc.
              Pass-Thru Certificates,
              Series 2001-2, Class C
              7.80% due 10/01/06............      $250      $117,382
             Atlas Air, Inc.
              Pass-Thru Certificates,
              Series 1998, Class C
              8.01% due 1/02/10(1)(2).......       130        26,039
             Atlas Air, Inc.
              Sr. Notes
              9.25% due 4/15/08(1)(2).......       100        15,000
             Atlas Air, Inc.
              Sr. Notes
              9.38% due 11/15/06(1)(2)......        75        11,250
             Boyd Gaming Corp.
              Sr. Sub. Notes
              8.75% due 4/15/12.............        75        79,313
             Circus Circus, Inc.
              Sr. Sub. Notes
              7.63% due 7/15/13.............        75        72,750
             Continental Airlines, Inc.
              Pass-Thru Certificates,
              Series 1999-1, Class C
              6.95% due 8/02/09.............       281       149,295
             Courtyard by Marriott II
              Sr. Secured Notes, Series B
              10.75% due 2/01/08............       150       144,750
             Hilton Hotels Corp.
              Sr. Notes
              7.63% due 12/01/12............        50        50,125
             Hollywood Casino Corp.
              Guaranteed Secured Notes
              11.25% due 5/01/07............       125       134,375
             Hollywood Casino Shreveport/
              Shreveport Capital Corp.
              1st Mtg. Notes
              13.00% due 8/01/06(4).........       300       223,500
             John Q Hammons Hotels LP
              1st Sr. Mtg. Notes, Series B
              8.88% due 5/15/12.............        75        73,125
             Mandalay Resort Group
              Sr. Sub. Notes, Series B
              10.25% due 8/01/07............       185       200,031
             MGM Mirage, Inc.
              Guaranteed Sr. Notes
              8.50% due 9/15/10.............       275       303,875
             Park Place Entertainment Corp.
              Sr. Sub. Notes
              8.88% due 9/15/08.............        75        79,687

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
        ---------------------------------------------------------------
        BONDS & NOTES (continued)
        Leisure & Tourism (continued)
          Park Place Entertainment Corp.
           Sr. Sub. Notes
           9.38% due 2/15/07..................      $150      $  160,500
          Prime Hospitality Corp.
           Sr. Sub. Notes, Series B
           8.38% due 5/01/12..................       200         177,000
          Riviera Holdings Corp.
           Guaranteed Sr. Notes
           11.00% due 6/15/10.................       185         159,563
          Six Flags, Inc.
           Sr. Notes
           9.50% due 2/01/09..................       150         142,500
          Speedway Motorsports, Inc.
           Guaranteed Sr. Sub. Notes,
           Series D
           8.50% due 8/15/07..................        25          26,031
          Starwood Hotels & Resorts
           Worldwide, Inc.
           Notes
           8.38% due 5/01/12*.................        50          49,813
          Vail Resorts, Inc.
           Guaranteed Sr. Sub. Notes
           8.75% due 5/15/09..................       100         103,000
          Waterford Gaming, LLC/Finance Corp.
           Sr. Notes
           9.50% due 3/15/10*.................        93          96,255
          Wynn Las Vegas, LLC
           2nd Mtg. Notes
           12.00% due 11/01/10................       200         209,000
                                                              ----------
                                                               2,804,159
                                                              ----------
        Machinery -- 0.1%
          Terex Corp.
           Guaranteed Sr. Sub. Notes,
           Series B
           10.38% due 4/01/11.................        75          77,625
          Venture Holdings Co., LLC
           Guaranteed Sr. Sub. Notes
           11.00% due 6/01/07(1)..............       100          19,750
                                                              ----------
                                                                  97,375
                                                              ----------
        Medical Products -- 0.6%
          ALARIS Medical Systems, Inc.
           Guaranteed Sr. Sub. Notes
           9.75% due 12/01/06.................        75          77,250
          ALARIS Medical, Inc.
           Sr. Disc. Notes
           11.13% due 8/01/08(3)..............       100         102,000

                                                 Principal
                                                   Amount      Value
                 Security Description          (in thousands) (Note 3)
          -----------------------------------------------------------

          Medical Products (continued)
            Express Scripts, Inc.
             Guaranteed Sr. Notes
             9.63% due 6/15/09................      $100      $109,500
            Universal Hospital Services, Inc.
             Sr. Notes
             10.25% due 3/01/08...............       200       195,000
                                                              --------
                                                               483,750
                                                              --------
          Metals & Mining -- 0.3%
            AK Steel Corp.
             Guaranteed Notes
             7.88% due 2/15/09................        75        69,000
            MMI Products, Inc.
             Sr. Sub. Notes, Series B
             11.25% due 4/15/07...............       100        70,125
            Renco Metals, Inc.
             Guaranteed Sr. Notes
             11.50% due 7/01/03(1)............       500         1,250
            Ryerson Tull, Inc.
             Notes
             9.13% due 7/15/06................        50        47,624
            WCI Steel, Inc.
             Sr. Secured Notes, Series B
             10.00% due 12/01/04..............       100        30,000
                                                              --------
                                                               217,999
                                                              --------
          Pharmaceuticals -- 0.3%
            AmerisourceBergen Corp.
             Sr. Notes
             7.25% due 11/15/12*..............       200       210,000
            Medpartners, Inc.
             Sr. Notes
             7.38% due 10/01/06...............        50        51,750
                                                              --------
                                                               261,750
                                                              --------
          Real Estate Investment Trusts -- 0.7%
            Health Care REIT, Inc.
             Sr. Notes
             8.00% due 9/12/12................        85        87,334
            Host Marriott LP
             Guaranteed Sr. Secured Notes,
             Series E
             8.38% due 2/15/06................        50        48,875
            National Health Investors, Inc.
             Notes
             7.30% due 7/16/07................       175       168,333
            Senior Housing Properties Trust
             Sr. Notes
             8.63% due 1/15/12................       202       208,060

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                Principal
                                                  Amount      Value
                 Security Description         (in thousands) (Note 3)
          ----------------------------------------------------------
          BONDS & NOTES (continued)
          Real Estate Investment Trusts (continued)
            Ventas Reality LP
             Guaranteed Sr. Notes
             8.75% due 5/01/09...............      $ 75      $ 79,219
                                                             --------
                                                              591,821
                                                             --------
          Restaurants -- 0.2%
            Tricon Global Restaurants, Inc.
             Sr. Notes
             8.88% due 4/15/11...............       125       140,938
                                                             --------
          Retail Stores -- 1.8%
            Beazer Homes USA, Inc.
             Guaranteed Sr. Notes
             8.38% due 4/15/12...............        50        52,375
            Big 5 Corp.
             Sr. Notes, Series B
             10.88% due 11/15/07.............       101       105,166
            Champion Enterprises, Inc.
             Guaranteed Sr. Notes
             7.63% due 5/15/09...............        50        29,000
            Cole National Group, Inc.
             Sr. Sub. Notes
             8.63% due 8/15/07...............        60        54,600
            Collins & Aikman Floor Cover
             Guaranteed Sr. Sub. Notes
             9.75% due 2/15/10...............        75        72,375
            Dillards, Inc.
             Notes
             7.15% due 2/01/07...............        50        49,750
            Great Atlantic & Pacific Tea Co.
             Sr. Notes
             9.13% due 12/15/11..............        25        20,188
            Hollywood Entertainment Corp.
             Guaranteed Sr. Sub. Notes
             9.63% due 3/15/11...............       100       104,250
            J.C. Penney Co., Inc.
             Notes
             7.38% due 8/15/08...............       100       101,000
            M.D.C. Holdings, Inc.
             Sr. Notes
             8.38% due 2/01/08...............       150       156,282
            Oakwood Homes Corp.
             Sr. Notes
             8.13% due 3/01/09(1)............       175        33,250
            Rent-A-Center, Inc.
             Guaranteed Sr. Sub. Notes,
             Series D
             11.00% due 8/15/08..............       145       154,787

                                              Principal
                                                Amount       Value
                Security Description        (in thousands)  (Note 3)
           ---------------------------------------------------------

           Retail Stores (continued)
             Rite Aid Corp.
              Sr. Secured Notes
              9.50% due 2/15/11*...........      $ 75      $   77,625
             Rite Aid Corp.
              Guaranteed Sr. Notes
              11.25% due 7/01/08...........        75          74,250
             Saks, Inc.
              Guaranteed Notes
              9.88% due 10/01/11...........       100         104,875
             Service Corp. International
              Sr. Notes
              6.88% due 10/01/07...........       150         145,125
             Service Corp. International
              Notes
              7.70% due 4/15/09............        50          49,125
             Stewart Enterprises, Inc.
              Guaranteed Sr. Sub. Notes
              10.75% due 7/01/08...........       100         109,625
                                                           ----------
                                                            1,493,648
                                                           ----------
           Telecommunications -- 4.6%
             AirGate PCS, Inc.
              Sr. Sub. Disc. Notes
              13.50% due 10/01/09(3).......       425          72,250
             Alamosa Delaware, Inc.
              Guaranteed Sr. Notes
              12.50% due 2/01/11...........       100          47,000
             Alamosa Delaware, Inc.
              Sr. Notes
              13.63% due 8/15/11...........       300         150,000
             American Cellular Corp.
              Guaranteed Sr. Sub. Notes
              9.50% due 10/15/09...........       450         110,250
             American Tower Corp.
              Sr. Notes
              9.38% due 2/01/09............        75          67,500
             FairPoint Communications Inc.
              Sr. Sub. Notes
              12.50% due 5/01/10...........       250         226,250
             GCI, Inc.
              Sr. Notes
              9.75% due 8/01/07............       100          96,000
             iPCS, Inc.
              Sr. Disc. Notes
              14.00% due 7/15/10(1)........       550          27,500
             LCI International, Inc.
              Sr. Notes
              7.25% due 6/15/07............        50          22,500

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                  Principal
                                                    Amount      Value
                 Security Description           (in thousands) (Note 3)
        --------------------------------------------------------------
        BONDS & NOTES (continued)
        Telecommunications (continued)
          MCI Communications Corp.
           Sr. Notes
           7.50% due 8/20/04(1)................      $ 50      $ 32,000
          MJD Communications, Inc.
           Sr. Sub. Notes, Series B
           9.50% due 5/01/08...................        75        61,500
          Nextel Communications, Inc.
           Sr. Notes
           9.38% due 11/15/09..................        50        52,500
          Nextel Communications, Inc.
           Sr. Notes
           9.95% due 2/15/08(3)................       450       469,125
          PanAmSat Corp.
           Notes
           6.38% due 1/15/08...................       125       124,375
          PanAmSat Corp.
           Guaranteed Sr. Notes
           8.50% due 2/01/12...................        50        51,500
          Qwest Corp.
           Notes
           8.88% due 3/15/12*..................       375       399,375
          Qwest Services Corp.
           Notes
           14.00% due 12/15/14*................       131       141,152
          Rogers Wireless Communications, Inc.
           Sr. Secured Notes
           9.63% due 5/01/11...................        50        53,250
          TeleCorp PCS, Inc.
           Guaranteed Sr. Sub. Notes
           10.63% due 7/15/10..................       150       172,125
          Telus Corp.
           Notes
           7.50% due 6/01/07...................       675       712,125
          Telus Corp.
           Notes
           8.00% due 6/01/11...................       250       265,000
          Triton PCS, Inc.
           Guaranteed Sr. Sub. Notes
           11.00% due 5/01/08(3)...............       175       160,125
          US Unwired, Inc.
           Guaranteed Sr. Sub. Disc. Notes,
           Series B
           13.38% due 11/01/09(3)..............       375        61,875
          US West Communication, Inc.
           Debentures
           8.88% due 6/01/31...................       200       198,000
          US West Communications, Inc.
           Debentures
           6.88% due 9/15/33...................        50        42,250

                                               Principal
                                                 Amount        Value
               Security Description         (in thousands)**  (Note 3)
         -------------------------------------------------------------

         Telecommunications (continued)
           US West Communications, Inc.
            Secured Debentures
            7.50% due 6/15/23..............       $ 25       $   22,000
                                                             ----------
                                                              3,837,527
                                                             ----------
         Transportation -- 0.1%
           Petroleum Helicopters, Inc.
            Guaranteed Sr. Notes
            9.38% due 5/01/09..............         50           54,063
                                                             ----------
         Utilities -- 2.3%
           AES Drax Energy, Ltd.
            Guaranteed Sr. Sub.
            Secured Notes, Series B
            11.50% due 8/30/10(1)..........        725            9,063
           ANR Pipeline Co.
            Sr. Notes
            8.88% due 3/15/10*.............        100          106,000
           Dynegy Holdings, Inc.
            Sr. Notes
            8.75% due 2/15/12..............        100           70,000
           Kansas Gas & Electric Co.
            1st Mtg. Notes
            7.60% due 12/15/03.............         50           51,312
           Mirant Americas Generation, LLC
            Sr. Notes
            8.30% due 5/01/11..............        175           89,250
           Northwest Pipeline Corp.
            Sr. Notes
            8.13% due 3/01/10*.............        200          209,000
           Reliant Energy Resources Corp.
            Notes
            7.75% due 2/15/11..............        250          248,750
           Southern Natural Gas Co.
            Sr. Notes
            8.88% due 3/15/10*.............        125          131,875
           Texas Gas Transmission Corp.
            Debentures
            7.25% due 7/15/27..............         25           22,750
           Texas Gas Transmission Corp.
            Notes
            8.63% due 4/01/04..............         75           77,625
           Transcontinental Gas Pipe Line
            Corp. Sr. Notes
            8.88% due 7/15/12..............        350          371,000
           Williams Cos., Inc.
            Notes
            7.13% due 9/01/11..............        550          473,000
                                                             ----------
                                                              1,859,625
                                                             ----------

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                             Principal
                                               Amount        Value
              Security Description        (in thousands)**  (Note 3)
         ------------------------------------------------------------
         BONDS & NOTES (continued)
         Total Bonds & Notes
            (cost $36,095,166)...........                  $34,627,987
                                                           -----------
         CONVERTIBLE BONDS -- 0.3%
         Communication Equipment -- 0.0%
           Nortel Networks Corp.
            4.25% due 9/01/08............     $     25          18,375
                                                           -----------
         Health Services -- 0.2%
           Province Healthcare Co.
            4.50% due 11/20/05...........          160         147,600
                                                           -----------
         Restaurants -- 0.1%
           CKE Restaurants
            4.25% due 3/15/04............          100          95,375
                                                           -----------
         Total Convertible Bonds
            (cost $252,631)..............                      261,350
                                                           -----------
         FOREIGN BONDS & NOTES -- 25.8%
         Broadcasting & Media -- 0.4%
           CF Cable TV, Inc.
            Guaranteed Secured Sr. Notes
            9.13% due 7/15/07............           50          52,392
           Shaw Communications, Inc.
            Sr. Notes
            7.25% due 4/06/11............           75          73,500
           Shaw Communications, Inc.
            Sr. Notes
            8.25% due 4/11/10............          225         231,750
                                                           -----------
                                                               357,642
                                                           -----------
         Forest Products -- 0.1%
           Kappa Beheer BV
            Guaranteed Sr. Sub. Notes
            10.63% due 7/15/09...........           75          79,500
                                                           -----------
         Government Agency -- 24.9%
           Australia Commonwealth
            Bonds
            7.50% due 7/15/05............      AUD 620         398,458
           Canadian Government Bonds
            5.75% due 6/01/29............      CAD 560         390,887
           Canadian Government Bonds
            5.75% due 9/01/06............      CAD 475         339,119
           Colombia Government
            International Bond
            Bonds
            11.75% due 2/25/20...........          300         327,750
           Federal Republic of Brazil
            Bonds
            2.56% due 4/15/14............          672         614,880

                                             Principal
                                               Amount        Value
               Security Description       (in thousands)**  (Note 3)
           ---------------------------------------------------------

           Government Agency (continued)
             Federal Republic of Brazil
              Bonds
              2.63% due 4/15/12..........    $      600    $  398,250
             Federal Republic of Brazil
              Bonds
              8.00% due 4/15/14..........         2,294     1,823,823
             Federal Republic of Brazil
              Bonds
              11.00% due 8/17/40.........           640       483,200
             Federal Republic of Brazil
              Notes
              11.00% due 1/11/12.........           600       510,000
             Federal Republic of Brazil
              Notes
              14.50% due 10/15/09........           250       253,125
             Federal Republic of Germany
              Bonds
              4.00% due 7/04/09..........       EUR 110       123,034
             Federal Republic of Germany
              Bonds
              4.25% due 11/26/04.........        EUR 90       100,947
             Federal Republic of Germany
              Bonds
              4.50% due 8/18/06..........       EUR 415       475,009
             Federal Republic of Germany
              Bonds
              5.63% due 1/04/28..........       EUR 120       145,668
             Kingdom of Sweden
              Bonds
              5.00% due 1/28/09..........     SEK 3,000       367,960
             Malaysia
              Bonds
              7.50% due 7/15/11..........           400       460,888
             Republic of Bulgaria
              Bonds, Series A
              2.69% due 7/28/12..........           362       346,524
             Republic of Colombia
              Notes
              10.75% due 1/15/13.........           250       264,375
             Republic of Costa Rica
              Notes
              8.05% due 1/31/13*.........           112       115,780
             Republic of Ecuador
              Bonds
              6.00% due 8/15/30..........           500       264,750

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                       Principal
                                                         Amount        Value
               Security Description                 (in thousands)**  (Note 3)
 ------------------------------------------------------------------------------
 FOREIGN BONDS & NOTES (continued)
 Government Agency (continued)
  Republic of El Salvador Bonds 7.75% due 1/24/23*.     $    250     $  265,625
  Republic of El Salvador  Bonds 8.25% due 4/10/32*          125        123,125
  Republic of Greece Sr. Notes 4.65% due 4/19/07...      EUR 150        172,798
  Republic of Italy Bonds 5.25% due 11/01/29.......      EUR 110        125,421
  Republic of Italy  Bonds 5.25% due 12/15/05......      EUR 125        145,164
  Republic of Panama Bonds 9.63% due 2/08/11.......          400        452,000
  Republic of Peru Bonds 4.00% due 3/07/17.........          300        238,500
  Republic of Peru  Guaranteed Global Bond 9.13%
    due 2/21/12....................................          305        321,775
  Republic of Philippines Bonds 9.88% due 1/15/19..          850        820,250
  Republic of South Africa Notes 7.38% due 4/25/12.           75         84,375
  Republic of Turkey Notes 10.50% due 1/13/08......           67         60,635
  Republic of Turkey Bonds 11.75% due 6/15/10......          400        364,000
  Republic of Turkey Sr. Bonds 11.88% due 1/15/30..          300        267,000
  Republic of Venezuela Debentures 2.31% due
    12/18/07.......................................          238        164,877
  Republic of Venezuela Bonds 9.25% due 9/15/27....          450        270,000
  Russian Federation Bonds 5.00% due 3/31/30(3)....        2,500      2,161,250

                                                      Principal
                                                        Amount        Value
              Security Description                 (in thousands)**  (Note 3)
------------------------------------------------------------------------------

Government Agency (continued)
 Russian Federation Bonds 5.00% due 3/31/30*(3)...     $  1,000     $   870,000
 Russian Federation Bonds 8.25% due 3/31/10.......          350         386,750
 Russian Federation Bonds 10.00% due 6/26/07......          740         875,050
 Spanish Government Bonds 5.15% due 7/30/09.......      EUR 468         555,111
 Spanish Government Bonds 6.15% due 1/31/13.......      EUR 173         219,513
 United Kingdom Bonds 6.25% due 11/25/10..........       GBP 70         125,376
 United Mexican States Secured Notes 6.25% due
   12/31/19.......................................        1,400       1,414,342
 United Mexican States Notes 7.50% due 1/14/12....          350         382,025
 United Mexican States Bonds 8.13% due 12/30/19...          870         935,685
 United Mexican States Bonds 8.30% due 8/15/31....          500         537,500
                                                                    -----------
                                                                     20,542,574
                                                                    -----------
Insurance -- 0.2%
 Fairfax Financial Holdings, Ltd. Notes 7.38% due
   3/15/06........................................          250         185,000
                                                                    -----------
Metals & Minerals -- 0.0%
 Russel Metals, Inc. Sr. Notes 10.00% due 6/01/09.           25          26,500
                                                                    -----------
Utilities -- 0.2%
 Calpine Canada Energy Finance, ULC Guaranteed
   Sr. Notes 8.50% due 5/01/08....................          200         115,000
                                                                    -----------
Total Foreign Bonds & Notes
   (cost $18,652,114).............................                   21,306,216
                                                                    -----------

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                       Principal
                                                        Amount
                                                    (in thousands)/   Value
               Security Description                     Shares       (Note 3)
 -----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS -- 17.2%
 U.S Treasury Bonds -- 5.3%
  5.38% due 2/15/31................................     $3,000      $ 3,245,157
  6.13% due 11/15/27...............................        500          583,555
  6.25% due 5/15/30................................        500          596,679
                                                                    -----------
                                                                      4,425,391
                                                                    -----------
 U.S. Treasury Notes -- 11.9%
  3.00% due 1/31/04................................        100          101,531
  3.50% due 11/15/06...............................      1,000        1,042,109
  3.88% due 2/15/13................................      1,100        1,104,598
  4.75% due 2/15/04................................      1,000        1,031,133
  5.00% due 2/15/11 - 8/15/11......................      2,585        2,839,099
  5.88% due 11/15/04...............................      3,000        3,215,040
  6.88% due 5/15/06................................        412          471,692
                                                                    -----------
                                                                      9,805,202
                                                                    -----------
 Total U.S. Government Obligations
    (cost $13,482,063).............................                  14,230,593
                                                                    -----------
 U.S. GOVERNMENT AGENCIES -- 5.6%
 Federal Farm Credit Bank  -- 0.7%
  5.45% due 12/11/13...............................        500          541,796
                                                                    -----------
 Federal Home Loan Mortgage Corporation -- 0.4%
  6.50% due 5/01/29................................         69           71,490
  7.00% due 6/01/29................................         84           88,984
  8.50% due 5/01/08................................        103          111,256
  10.00% due 5/15/20...............................         88           89,871
  11.57% due 6/15/21(8)............................         57            7,029
                                                                    -----------
                                                                        368,630
                                                                    -----------
 Federal National Mortgage Association -- 4.2%
  0.42% due 10/17/36...............................      5,972           89,222
  0.52% due 3/17/20................................      2,935           23,324
  0.95% due 6/25/38................................      5,485          240,645
  1.58% due 2/25/35................................      4,265          145,195
  5.50% due 1/01/29 - 6/01/29......................        446          456,650
  6.00% due 2/01/32................................        787          817,182
  6.63% due 9/15/09................................      1,000        1,176,727
  7.50% due 1/01/30 - 9/01/30......................        181          192,692
  8.00% due 11/01/28...............................        146          159,326
  8.80% due 1/25/19................................        142          159,923
  10.40% due 4/25/19...............................         23           26,432
  13.00% due 11/15/15..............................         21           24,348
                                                                    -----------
                                                                      3,511,666
                                                                    -----------

                                                        Shares/
                                                        Rights/     Value
                  Security Description                  Warrants   (Note 3)
    -----------------------------------------------------------------------

    Government National Mortgage Association -- 0.3%
     7.50% due 7/15/27 - 10/15/27..................... $      219 $  234,290
                                                                  ----------
    Total U.S. Government Agencies
       (cost $4,679,425)..............................             4,656,382
                                                                  ----------
    LOAN AGREEMENT -- 0.5%
    Government Agency -- 0.5%
     Algerian Tranche 3 2.19% due 3/04/10 (Cost
       $269,952)......................................        420    390,600
                                                                  ----------
    COMMON STOCK -- 0.1%
    Financial Services -- 0.0%
     Ono Finance, PLC.................................        100          1
                                                                  ----------
    Internet Content -- 0.1%
     Globix Corp.+....................................      9,174     22,935
                                                                  ----------
    Telecommunications -- 0.0%
     IMPSAT Fiber Networks, Inc.+.....................     17,360     19,964
                                                                  ----------
    Total Common Stock
       (cost $1,000,662)..............................                42,900
                                                                  ----------
    PREFERRED STOCK -- 1.0%
    Broadcasting & Media -- 0.9%
     CSC Holdings, Inc.11.25%.........................      6,500    674,375
     Sinclair Broadcast Group, Inc. 11.63%............        750     79,500
                                                                  ----------
                                                                     753,875
                                                                  ----------
    Financial Services -- 0.0%
     TCR Holdings, Class B (2)(7).....................        570          6
     TCR Holdings, Class C (2)(7).....................        314          3
     TCR Holdings, Class D (2)(7).....................        827          8
     TCR Holdings, Class E (2)(7).....................      1,711         17
                                                                  ----------
                                                                          34
                                                                  ----------
    Telecommunications -- 0.1%
     Broadwing Communications, Inc. 12.50%............        300     27,000
     MCI Capital 8.00%(2).............................      2,175     15,986
                                                                  ----------
                                                                      42,986
                                                                  ----------
    Total Preferred Stock
       (cost $912,880)................................               796,895
                                                                  ----------
    RIGHTS -- 0.0%+
    Government Agency -- 0.0%
     United Mexican States, A(2)......................    250,000      1,000
     United Mexican States, B(2)......................  1,400,000     14,000
     United Mexican States, C(2)......................  1,400,000      5,600
     United Mexican States, D(2)......................  1,400,000      1,400
     United Mexican States, E(2)......................  1,400,000        700
                                                                  ----------
                                                                      22,700
                                                                  ----------

        SunAmerica Strategic Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                      Warrants/
                                                      Principal
                                                        Amount       Value
               Security Description                 (in thousands)  (Note 3)
 -----------------------------------------------------------------------------
 RIGHTS (continued)
 Total Rights
    (cost $0)......................................                     22,700
                                                                   -----------
 WARRANTS -- 0.0%+
 Broadcasting & Media -- 0.0%
  Knology Holdings, Inc. Expires 11/22/07(2).......    $ 1,500     $       375
  UIH Australia Pacific, Inc. Expires 5/15/06(2)...      1,000              10
                                                                   -----------
                                                                           385
                                                                   -----------
 Forest Products -- 0.0%
  Berry Plastics Corp. Expires 4/15/04(2)..........        500               0
                                                                   -----------
 Telecommunications -- 0.0%
  GT Group Telecom, Inc. Expires 2/1/10(2).........        150               2
  Leap Wireless International, Inc. Expires 4/15/10        500               5
  Leap Wireless International, Inc. Expires 4/15/10        350             350
  Occidente Y Caribe Expires 3/15/04(2)............      7,250              72
                                                                   -----------
                                                                           429
                                                                   -----------
 Total Warrants
    (cost $10,031).................................                        814
                                                                   -----------
 Total Investment Securities -- 92.4%
    (cost $75,354,924).............................                 76,336,437
                                                                   -----------
 SHORT-TERM SECURITIES -- 1.1%
  Time Deposit with State Street Bank & Trust Co...        918         918,000
                                                                   -----------
 REPURCHASE AGREEMENT -- 2.1%
  State Street Bank & Trust Co. Joint Repurchase
    Agreement Account (Note 3).....................      1,713       1,713,000
                                                                   -----------
 TOTAL INVESTMENTS --
    (cost $77,985,924#)............................       95.6%     78,967,437
 Other assets less liabilities.....................        4.4       3,615,565
                                                       -------     -----------
 NET ASSETS --                                          100.00%    $82,583,002
                                                       =======     ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value is $3,180,233, which represents 3.9% of net assets.
**   In United States dollars unless otherwise indicated.
AUD --Australian Dollar
CAD --Canadian Dollar

EUR --Euro
GBP --United Kingdom Pound
SEK --Swedish Krona
+    Non-income producing security.
#    See Note 6
(1)  Security in default
(2)  Fair valued security -- See Note 3
(3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(4) Variable rate security -- the rate reflected is as of March 31, 2003; maturity date reflects next reset date.
(5) Represents a zero coupon bond which will convert to an interest bearing security at a later date.
(6) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of March 31, 2003.
(7) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(8) Security is interest only. Principal amount represents the notional principal.

Allocation of investment by country as a percentage of net assets as of March 31, 2003.

United States. 64.5%
Russia........  5.2
Brazil........  5.0
Mexico........  3.9
Canada........  3.1
Germany.......  1.0
Philippines...  1.0
Spain.........  0.9
Turkey........  0.8
Colombia......  0.7
Peru..........  0.7
Malaysia......  0.6
Panama........  0.6
Algeria.......  0.5
Australia.....  0.5
El Salvador...  0.5
Sweden........  0.5
Venezuela.....  0.5
Bulgaria......  0.4
Ecuador.......  0.3
Italy.........  0.3
Greece........  0.2
Luxembourg....  0.2
United Kingdom  0.2
Costa Rica....  0.1
Netherlands...  0.1
South Africa..  0.1
               ----
               92.4
               ====

See Notes to Financial Statements.

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003


                                                         Principal
                                                           Amount       Value
                 Security Description                  (in thousands)  (Note 3)
--------------------------------------------------------------------------------
BONDS & NOTES -- 83.1%
Aerospace & Military Technology -- 0.9%
 Condor Systems,
   Inc. Guaranteed Sr. Sub. Notes, Series B 11.88%
   due 5/01/09(1).....................................     $  500     $  110,000
 Decrane Aircraft
   Holdings Guaranteed Sr. Sub. Notes, Series B 12.00%
   due 9/30/08........................................        500        255,000
 K & F Industries, Inc. Sr. Sub. Notes,
   Series B 9.25% due 10/15/07........................        650        679,250
 L-3 Communications Corp. Sr. Sub.
   Notes 7.63% due 6/15/12............................        450        477,000
 Moog, Inc. Sr. Sub. Notes, Series B 10.00%
   due 5/01/06........................................        250        251,250
 TransDigm, Inc. Guaranteed Sr. Sub.
   Notes 10.38% due 12/01/08..........................        200        210,500
                                                                      ----------
                                                                       1,983,000
                                                                      ----------
Apparel & Textiles -- 0.5%
 Levi Strauss & Co. Notes 6.80% due 11/01/03..........        125        126,406
 Levi Strauss & Co. Notes 7.00% due 11/01/06..........        250        215,625
 Levi Strauss & Co. Sr. Notes 12.25% due
   12/15/12*..........................................        750        710,625
                                                                      ----------
                                                                       1,052,656
                                                                      ----------
Automotive -- 1.1%
 Dana Corp. Notes 9.00% due 8/15/11...................        500        492,500
 Diamond Triumph Autoglass, Inc. Guaranteed
   Sr. Sub. Notes 9.25% due 4/01/08...................        625        500,781
 Lear Corp. Guaranteed Sr. Notes, Series
   B 8.11% due 5/15/09................................        325        351,813
 Pep Boys Manny Moe & Jack Notes 6.92% due
   7/07/06............................................      1,000        940,000
                                                                      ----------
                                                                       2,285,094
                                                                      ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------

Broadcasting & Media -- 10.1%
 Allbritton Communications Co. Sr. Sub.
   Notes 7.75% due 12/15/12*.................     $  775     $  788,562
 AMC Entertainment, Inc. Sr. Sub.
   Notes 9.88% due 2/01/12...................        475        473,813
 Big City Radio, Inc. Guaranteed Sr.
   Notes 11.25% due 3/15/05(1)...............      1,425      1,296,750
 CanWest Media, Inc. Sr. Notes 7.63% due
   4/15/13*..................................        150        150,000
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 11.75% due 1/15/10(2)....        300        106,500
 Charter Communications Holdings, LLC Sr.
   Sub. Notes 9.63% due 11/15/09.............      4,375      1,903,125
 Charter Communications Holdings, LLC Sr.
   Sub. Notes 10.25% due 1/15/10.............        375        165,937
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 12.13% due 1/15/12(2)....         50         14,250
 Charter Communications Holdings, LLC Sr.
   Sub. Disc. Notes 9.92% due 4/01/11(2).....      1,650        668,250
 Cinemark USA, Inc. Sr. Sub. Notes 9.00% due
   2/01/13*..................................        490        520,625
 CSC Holdings, Inc. Guaranteed Sr. Sub.
   Debentures 10.50% due 5/15/16.............      2,350      2,567,375
 Cumulus Media, Inc. Guaranteed Sr. Sub.
   Notes 10.38% due 7/01/08..................        995      1,059,675
 DIRECTV Holdings, LLC Sr. Notes 8.38% due
   3/15/13*..................................      1,000      1,102,500
 Echostar DBS Corp. Guaranteed Sr.
   Notes 9.13% due 1/15/09...................        550        600,875
 Emmis Communications Corp. Sr. Disc.
   Notes 12.50% due 3/15/11(2)...............        975        833,625
 Granite Broadcasting Corp. Sr. Sub.
   Notes 9.38% due 12/01/05..................         20         19,250

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       -----------------------------------------------------------------
       BONDS & NOTES (continued)
       Broadcasting & Media (continued)
         Granite Broadcasting Corp.
          Sr. Sub. Notes
          10.38% due 5/15/05..................     $  375     $   368,438
         Lenfest Communications, Inc.
          Sr. Notes
          7.63% due 2/15/08...................        800         889,984
         Lenfest Communications, Inc.
          Sr. Notes
          8.38% due 11/01/05..................         70          77,668
         Lenfest Communications, Inc.
          Sr. Sub. Notes
          10.50% due 6/15/06..................        300         348,221
         Nexstar Finance Holdings, LLC
          Guranteed Sr. Disc. Notes
          16.00% due 5/15/09(2)...............        850         728,875
         Nexstar Finance Holdings, LLC
          Sr. Discount Notes
          11.38% due 4/01/13*(2)..............      1,700       1,003,000
         Pegasus Communications Corp.
          Sr. Notes, Series B
          9.63% due 10/15/05..................        300         228,000
         Pegasus Communications Corp.
          Sr. Notes, Series B
          12.50% due 8/01/07..................        200         156,000
         Pegasus Media &
          Communications, Inc.
          Sr. Sub. Notes, Series B
          12.50% due 7/01/05..................        350         339,500
         Pegasus Satellite
          Communications, Inc.
          Sr. Notes
          12.38% due 8/01/06..................      1,650       1,287,000
         Rogers Cable, Inc.
          Bonds
          8.75% due 5/01/32...................        450         454,500
         Rogers Cablesystems, Ltd.
          Guaranteed Sr. Sub. Notes
          11.00% due 12/01/15.................      1,300       1,371,500
         Time Warner, Inc.
          Debentures
          9.13% due 1/15/13...................        750         884,603
         Young Broadcasting, Inc.
          Guaranteed Sr. Sub. Notes, Series B
          9.00% due 1/15/06...................      1,100       1,105,500
                                                              -----------
                                                               21,513,901
                                                              -----------

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------

         Business Services -- 2.5%
           Allied Waste North America, Inc.
            Guaranteed Sr. Notes, Series B
            7.63% due 1/01/06................     $1,850     $1,875,437
           Allied Waste North America, Inc.
            Guaranteed Sr. Notes
            9.25% due 9/01/12*...............        750        797,813
           Allied Waste North America, Inc.
            Guaranteed Sr. Sub. Notes,
            Series B
            10.00% due 8/01/09...............        865        897,437
           Anthony Crane Rental LP
            Guaranteed Sr. Notes, Series B
            10.38% due 8/01/08(1)............      1,050         42,000
           National Equipment Services, Inc.
            Sr. Sub. Notes, Series B
            10.00% due 11/30/04..............      1,675        335,000
           National Equipment Services, Inc.
            Guaranteed Sr. Sub. Notes,
            Series D
            10.00% due 11/30/04..............        565        113,000
           Park-Ohio Industries, Inc.
            Sr. Sub. Notes
            9.25% due 12/01/07...............        660        481,800
           Waste Management, Inc.
            Debentures
            8.75% due 5/01/18................        650        744,128
                                                             ----------
                                                              5,286,615
                                                             ----------
         Chemicals -- 2.6%
           GEO Specialty Chemicals, Inc.
            Sr. Sub. Notes
            10.13% due 8/01/08...............      1,350        756,000
           Huntsman International, LLC
            Guaranteed Sr. Notes
            9.88% due 3/01/09................      1,640      1,746,600
           IMC Global, Inc.
            Guaranteed Sr. Notes
            11.25% due 6/01/11...............        950      1,030,750
           IMC Global, Inc.
            Guaranteed Sr. Notes , Series B
            11.25% due 6/01/11(6)............        450        488,250
           Methanex Corp.
            Sr. Notes
            8.75% due 8/15/12................        850        920,125
           Royster Clark, Inc.
            1st Mtg. Notes
            10.25% due 4/01/09...............        300        234,375
           Terra Industries, Inc.
            Sr. Notes
            10.50% due 6/15/05...............        525        446,250
                                                             ----------
                                                              5,622,350
                                                             ----------

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       BONDS & NOTES (continued)
       Communication Equipment -- 0.3%
         Nortel Networks, Ltd.
          Sr. Notes
          6.13% due 2/15/06...................     $  750     $  684,375
                                                              ----------
       Computers & Business Equipment -- 1.3%
         Seagate Technology HDD Holdings
          Guaranteed Sr. Notes
          8.00% due 5/15/09...................        800        838,000
         Xerox Corp. Notes
          7.20% due 4/01/16...................      2,150      1,935,000
                                                              ----------
                                                               2,773,000
                                                              ----------
       Conglomerate -- 1.6%
         Tyco International Group SA
          Guaranteed Notes
          6.38% due 10/15/11..................      1,325      1,238,875
         Tyco International Group SA
          Guaranteed Sr. Notes
          6.75% due 2/15/11(6)................      1,450      1,384,750
         US Industries, Inc.
          Guaranteed Notes
          11.25% due 12/31/05*................        875        831,250
                                                              ----------
                                                               3,454,875
                                                              ----------
       Education -- 0.5%
         KinderCare Learning Centers, Inc.
          Sr. Sub. Notes, Series B
          9.50% due 2/15/09...................      1,000        975,000
                                                              ----------
       Electronics -- 1.4%
         Amkor Technology, Inc.
          Sr. Sub. Notes
          9.25% due 2/15/08...................        800        784,000
         Chippac International Co., Ltd.
          Guaranteed Sr. Sub. Notes, Series B
          12.75% due 8/01/09..................        200        222,000
         ON Semiconductor Corp.
          Sr. Secured Notes
          12.00% due 3/15/10*.................        650        685,750
         Pioneer-Standard Electronics, Inc.
          Sr. Notes
          9.50% due 8/01/06...................         50         51,296
         Prestolite Electric, Inc.
          Guaranteed Sr. Notes
          9.63% due 2/01/08...................        725        551,000
         Sanmina-SCI Corp.
          Sr. Secured Notes
          10.38% due 1/15/10*.................        550        594,000
                                                              ----------
                                                               2,888,046
                                                              ----------

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
        ---------------------------------------------------------------

        Energy Services -- 1.4%
          Grant Prideco, Inc.
           Sr. Notes
           9.00% due 12/15/09*................     $  250     $  266,875
          Hanover Equipment Trust
           Sr. Secured Notes
           8.50% due 9/01/08..................      1,000        980,000
          Lone Star Technologies, Inc.
           Guaranteed Sr. Sub. Notes
           9.00% due 6/01/11..................         50         50,500
          Oslo Seismic Services, Inc.
           1st Mtg. Notes
           8.28% due 6/01/11(3)...............        876        560,581
          Universal Compression, Inc.
           Sr. Disc. Notes
           9.88% due 2/15/08(2)...............      1,040      1,092,000
                                                              ----------
                                                               2,949,956
                                                              ----------
        Energy Sources -- 5.2%
          AmeriGas Partners LP/AmeriGas Eagle
           Finance Corp.
           Sr. Notes
           8.88% due 5/20/11..................        200        212,000
          AmeriGas Partners LP/AmeriGas Eagle
           Finance Corp.
           Sr. Notes, Series D
           10.00% due 4/15/06.................        225        243,000
          Belco Oil & Gas Corp.
           Sr. Sub. Notes, Series B
           8.88% due 9/15/07..................        175        183,313
          Chesapeake Energy Corp.
           Sr. Notes
           7.50% due 9/15/13*.................        375        383,437
          Chesapeake Energy Corp.
           Guaranteed Sr. Notes
           7.75% due 1/15/15..................        300        309,000
          Chesapeake Energy Corp.
           Guaranteed Sr. Notes
           9.00% due 8/15/12..................        175        189,875
          CITGO Petroleum Corp.
           Sr. Notes
           11.38% due 2/01/11*................        975      1,021,312
          Dynegy-Roseton Danskammer
           Pass-Thru Certificates, Series A
           7.27% due 11/08/10.................      2,700      2,160,000
          Encore Acquisition Co.
           Guaranteed Sr. Notes
           8.38% due 6/15/12..................      1,050      1,099,875
          Forest Oil Corp.
           Guaranteed Sr. Notes
           7.75% due 5/01/14..................        775        778,875

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
        ---------------------------------------------------------------
        BONDS & NOTES (continued)
        Energy Sources (continued)
          Frontier Oil Corp.
           Sr. Notes
           9.13% due 2/15/06.................     $   60     $    60,600
          Frontier Oil Corp.
           Sr. Sub. Notes
           11.75% due 11/15/09...............        545         599,500
          KCS Energy, Inc. Guaranteed
           Sr. Sub. Notes
           8.88% due 1/15/06.................        800         680,000
          Leviathan Gas Pipeline Partner LP/
           Leviathan Finance Corp.
           Guaranteed Sr. Sub. Notes,
           Series B
           10.38% due 6/01/09................      1,310       1,368,950
          Tri-Union Development Corp.
           Guaranteed Sr. Secured Notes
           12.50% due 6/01/06(3).............      1,636         678,733
          Westport Resources Corp.
           Guaranteed Sr. Sub. Notes
           8.25% due 11/01/11................        525         560,437
          Westport Resources Corp.
           Guaranteed Sr. Sub. Notes
           8.25% due 11/01/11*...............        525         560,438
                                                             -----------
                                                              11,089,345
                                                             -----------
        Entertainment Products -- 0.6%
          Hasbro. Inc.
           Sr. Notes
           8.50% due 3/15/06.................        375         402,188
          Steinway Musical Instruments, Inc.
           Guaranteed Sr. Notes
           8.75% due 4/15/11.................        800         816,000
                                                             -----------
                                                               1,218,188
                                                             -----------
        Financial Services -- 8.6%
          American Tower Escrow Corp.
           Sr. Sub. Disc. Notes
           zero coupon due 8/01/08(5)........      2,175       1,435,500
          AmeriCredit Corp.
           Guaranteed Sr. Notes
           9.25% due 5/01/09.................        200         144,000
          AmeriCredit Corp.
           Guaranteed Sr. Notes
           9.88% due 4/15/06.................      1,300       1,007,500
          Athena Neurosciences Finance, LLC
           Guaranteed Sr. Notes
           7.25% due 2/21/08.................      2,225       1,373,937
          Bear Island Paper Co., LLC
           Sr. Secured Notes, Series B
           10.00% due 12/01/07...............      1,670       1,402,800

                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
        ---------------------------------------------------------------

        Financial Services (continued)
          Bluewater Finance, Ltd.
           Guaranteed Sr. Notes
           10.25% due 2/15/12.................     $  675     $  671,625
          Chukchansi Economic Development
           Authority
           Sr. Notes
           14.50% due 6/15/09*................      1,275      1,306,875
          Dana Credit Corp.
           Notes
           8.38% due 8/15/07*.................        500        470,000
          ESI Tractebel Acquisition Corp.
           Guaranteed Secured Bonds,
           Series B
           7.99% due 12/30/11.................        163        160,151
          FINOVA Group, Inc.
           Notes
           7.50% due 11/15/09.................        950        334,875
          Jet Equipment Trust
           Sr. Notes, Series 1995, Class A
           8.24% due 11/01/12*................      1,344        335,957
          LaBranche & Co., Inc.
           Sr. Sub. Notes
           12.00% due 3/02/07.................        525        588,000
          Madison River Capital, LLC/ Madison
           River Finance Corp.
           Sr. Notes, Series B
           13.25% due 3/01/10.................        900        724,500
          Nexstar Finance, LLC
           Guaranteed Sr. Sub. Notes
           12.00% due 4/01/08.................        725        799,313
          PCA, LLC
           Guaranteed Sr. Notes
           11.88% due 8/01/09.................        800        832,000
          PDVSA Finance, Ltd.
           Notes, Series 1998-IC
           6.80% due 11/15/08.................        900        686,250
          Qwest Capital Funding, Inc.
           Guaranteed Notes
           7.00% due 8/03/09..................        400        304,000
          Qwest Capital Funding, Inc.
           Guaranteed Notes
           7.25% due 2/15/11..................      1,700      1,292,000
          Qwest Capital Funding, Inc.
           Guaranteed Notes
           7.63% due 8/03/21..................        200        140,000
          Qwest Capital Funding, Inc.
           Notes
           7.75% due 2/15/31..................        625        437,500

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                             Principal
                                               Amount       Value
                Security Description       (in thousands)  (Note 3)
          -----------------------------------------------------------
          BONDS & NOTES (continued)
          Financial Services (continued)
            Qwest Capital Funding, Inc.
             Guaranteed Notes
             7.90% due 8/15/10............     $2,800     $ 2,156,000
            Terra Capital, Inc.
             Guaranteed Sr. Secured Notes
             12.88% due 10/15/08..........      1,150       1,219,000
            US West Capital Funding, Inc.
             Guaranteed Notes
             6.88% due 7/15/28............        900         630,000
                                                          -----------
                                                           18,451,783
                                                          -----------
          Food, Beverage & Tobacco -- 1.9%
            Agrilink Foods, Inc.
             Guaranteed Sr. Sub. Notes
             11.88% due 11/01/08..........      1,040       1,128,400
            Cott Beverages, Inc.
             Guaranteed Sr. Sub. Notes
             8.00% due 12/15/11...........        400         424,000
            Del Monte Corp.
             Sr. Sub. Notes
             8.63% due 12/15/12*..........        450         477,000
            Doane Pet Care Co.
             Sr. Sub. Notes
             9.75% due 5/15/07............        525         472,500
            Doane Pet Care Co.
             Sr. Notes
             10.75% due 3/01/10*..........        500         512,500
            Dole Food Co., Inc.
             Notes
             6.38% due 10/01/05...........        300         333,000
            Fleming Cos., Inc.
             Guaranteed Sr. Notes
             10.13% due 4/01/08(1)........        850         174,250
            Fleming Cos., Inc.
             Guaranteed Sr. Sub. Notes,
             Series D
             10.63% due 7/31/07(1)........      1,050          31,500
            Smithfield Foods, Inc.
             Sr. Notes, Series B
             8.00% due 10/15/09...........        400         408,000
                                                          -----------
                                                            3,961,150
                                                          -----------
          Forest Products -- 4.5%
            Buckeye Technlogies, Inc.
             Sr. Sub. Notes
             8.50% due 12/15/05...........        500         482,500
            Constar International, Inc.
             Sr. Sub. Notes
             11.00% due 12/01/12..........        525         530,250

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------

         Forest Products (continued)
           Crown Cork & Seal Co., Inc.
            Notes
            8.38% due 1/15/05................     $3,900     $3,880,500
           FiberMark, Inc.
            Sr. Notes
            10.75% due 4/15/11...............      1,575      1,513,969
           Georgia-Pacific Corp.
            Sr. Notes
            7.50% due 5/15/06................      1,825      1,761,125
           Koppers Industries, Inc.
            Guaranteed Sr. Sub. Notes
            9.88% due 12/01/07...............      1,075      1,042,750
           Packaged Ice, Inc.
            Guaranteed Sr. Notes, Series B
            9.75% due 2/01/05................        150        137,250
                                                             ----------
                                                              9,348,344
                                                             ----------
         Health Services -- 2.2%
           Columbia HCA Healthcare Corp.
            Notes
            6.91% due 6/15/05................         65         68,815
           HCA, Inc.
            Sr. Notes
            6.95% due 5/01/12................        575        616,095
           HEALTHSOUTH Corp.
            Notes
            7.63% due 6/01/12(1).............      1,100        506,000
           HEALTHSOUTH Corp.
            Sr. Sub. Notes
            10.75% due 10/01/08(1)...........      1,650        206,250
           IASIS Healthcare Corp.
            Guaranteed Sr. Sub. Notes
            13.00% due 10/15/09..............      1,320      1,452,000
           Tenet Healthcare Corp.
            Sr. Notes
            6.50% due 6/01/12................        300        288,000
           Tenet Healthcare Corp.
            Notes
            7.38% due 2/01/13................        575        577,875
           Universal Hospital Services, Inc.
            Sr. Notes
            10.25% due 3/01/08...............      1,000        975,000
                                                             ----------
                                                              4,690,035
                                                             ----------
         Insurance -- 0.0%
           Freemont General Corp.
            Sr. Notes
            7.88% due 3/17/09................        100         85,000
                                                             ----------

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                             Principal
                                               Amount       Value
                Security Description       (in thousands)  (Note 3)
           --------------------------------------------------------
           BONDS & NOTES (continued)
           Internet Software -- 0.2%
             Unisys Corp.
              Sr. Notes
              7.88% due 4/01/08...........     $  500     $  520,000
                                                          ----------
           Leisure & Tourism -- 8.0%
             American Airlines, Inc.
              Pass-Thru Certificates,
              Series 2001-2, Class C
              7.80% due 10/01/06..........        950        446,052
             Atlas Air, Inc.
              Pass-Thru Certificates,
              Series 1998, Class C
              8.01% due 1/02/10(1)(3).....        289         57,865
             Atlas Air, Inc.
              Pass-Thru Certificates,
              Series 1999-1, Class C
              8.77% due 1/02/11(1)(3).....        250         44,948
             Atlas Air, Inc.
              Sr. Notes
              9.25% due 4/15/08(1)(3).....        700        105,000
             Atlas Air, Inc.
              Sr. Notes
              9.38% due 11/15/06(1)(3)....        775        116,250
             Atlas Air, Inc.
              Pass-Thru Certificates,
              Series 2000-1, Class C
              9.70% due 1/02/08(1)(3).....        101         18,155
             Boyd Gaming Corp.
              Sr. Sub. Notes
              8.75% due 4/15/12...........        500        528,750
             Circus Circus, Inc.
              Sr. Sub. Notes
              7.63% due 7/15/13...........        400        388,000
             Continental Airlines, Inc.
              Pass-Thru Certificates,
              Series 1999-1, Class C
              6.95% due 8/02/09...........        896        475,532
             Courtyard by Marriott II
              Sr. Secured Notes, Series B
              10.75% due 2/01/08..........      1,000        965,000
             Hilton Hotels Corp.
              Sr. Notes
              7.63% due 12/01/12..........        275        275,688
             Hollywood Casino Corp.
              Guaranteed Secured Notes
              11.25% due 5/01/07..........        650        698,750
             Hollywood Casino Shreveport/
              Shreveport Capital Corp.
              1st Mtg. Notes
              13.00% due 8/01/06(4).......      1,750      1,303,750

                                              Principal
                                                Amount       Value
                Security Description        (in thousands)  (Note 3)
          -----------------------------------------------------------

          Leisure & Tourism (continued)
            John Q Hammons Hotels LP
             1st Sr. Mtg. Notes, Series B
             8.88% due 5/15/12.............     $  425     $   414,375
            Mandalay Resort Group
             Sr. Sub. Notes, Series B
             10.25% due 8/01/07............      1,275       1,378,594
            MGM Grand, Inc.
             Guaranteed Sr. Sub. Notes
             9.75% due 6/01/07.............      1,032       1,135,200
            MGM Mirage, Inc.
             Guaranteed Sr. Notes
             8.50% due 9/15/10.............        725         801,125
            Park Place Entertainment Corp.
             Sr. Sub. Notes
             8.88% due 9/15/08.............        600         637,500
            Park Place Entertainment Corp.
             Sr. Sub. Notes
             9.38% due 2/15/07.............      1,050       1,123,500
            Prime Hospitality Corp.
             Sr. Sub. Notes, Series B
             8.38% due 5/01/12.............      1,325       1,172,625
            Riviera Holdings Corp.
             Guaranteed Sr. Notes
             11.00% due 6/15/10............      1,300       1,121,250
            Six Flags, Inc.
             Sr. Notes
             8.88% due 2/01/10.............        350         322,875
            Speedway Motorsports, Inc.
             Guaranteed Sr. Sub. Notes,
             Series D
             8.50% due 8/15/07.............        525         546,656
            Starwood Hotels & Resorts
             Worldwide, Inc.
             Notes
             8.38% due 5/01/12*............        350         348,687
            Vail Resorts, Inc.
             Guaranteed Sr. Sub. Notes
             8.75% due 5/15/09.............        650         669,500
            Waterford Gaming, LLC/
             Finance Corp.
             Sr. Notes
             9.50% due 3/15/10*............        439         454,365
            Wynn Las Vegas, LLC
             2nd Mtg. Notes
             12.00% due 11/01/10...........      1,525       1,593,625
                                                           -----------
                                                            17,143,617
                                                           -----------

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
         -------------------------------------------------------------
         BONDS & NOTES (continued)
         Machinery -- 0.2%
           Terex Corp.
            Guaranteed Sr. Sub. Notes,
            Series B
            10.38% due 4/01/11...............     $  280     $  289,800
           Venture Holdings Co., LLC
            Guaranteed Sr. Sub. Notes
            11.0% due 6/01/07(1).............        550        108,625
                                                             ----------
                                                                398,425
                                                             ----------
         Medical Products -- 0.8%
           ALARIS Medical Systems, Inc.
            Guaranteed Sr. Sub. Notes
            9.75% due 12/01/06...............        400        412,000
           ALARIS Medical, Inc.
            Sr. Disc. Notes
            11.13% due 8/01/08(2)............        425        433,500
           Express Scripts, Inc.
            Guaranteed Sr. Notes
            9.63% due 6/15/09................        650        711,750
           Universal Hospital Services, Inc.
            Sr. Notes
            10.25% due 3/01/08...............        300        292,500
                                                             ----------
                                                              1,849,750
                                                             ----------
         Metals & Mining -- 0.7%
           AK Steel Corp.
            Guaranteed Notes
            7.88% due 2/15/09................        550        506,000
           MMI Products, Inc.
            Sr. Sub. Notes, Series B
            11.25% due 4/15/07...............        775        543,469
           National Steel Corp.
            Ist Mtg., Series D
            9.88% due 3/01/09(1).............        146        100,453
           Renco Metals, Inc.
            Guaranteed Sr. Notes
            11.50% due 7/01/03(1)............      2,150          5,375
           Ryerson Tull, Inc.
            Notes
            9.13% due 7/15/06................        285        271,454
           WCI Steel, Inc.
            Sr. Secured Notes, Series B
            10.00% due 12/01/04..............        330         99,000
                                                             ----------
                                                              1,525,751
                                                             ----------

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
        ---------------------------------------------------------------

        Pharmaceuticals -- 0.8%
          AmerisourceBergen Corp.
           Sr. Notes
           7.25% due 11/15/12*...............     $  850     $  892,500
          AmerisourceBergen Corp.
           Sr. Notes
           8.13% due 9/01/08.................        500        540,000
          Medpartners, Inc.
           Sr. Notes
           7.38% due 10/01/06................        325        336,375
                                                             ----------
                                                              1,768,875
                                                             ----------
        Real Estate Investment Trusts -- 2.0%
          Health Care REIT, Inc.
           Sr. Notes
           7.63% due 3/15/08.................        300        319,593
          Health Care REIT, Inc.
           Sr. Notes
           8.00% due 9/12/12.................        575        590,791
          Host Marriott LP
           Guaranteed Sr. Secured Notes,
           Series E
           8.38% due 2/15/06.................        350        342,125
          National Health Investors, Inc.
           Notes
           7.30% due 7/16/07.................        870        836,854
          RFS Partnership LP
           Guaranteed Sr. Notes
           9.75% due 3/01/12.................        350        351,750
          Senior Housing Properties Trust
           Sr. Notes
           8.63% due 1/15/12.................      1,300      1,339,000
          Ventas Reality LP
           Guaranteed Sr. Notes
           8.75% due 5/01/09.................        450        475,313
                                                             ----------
                                                              4,255,426
                                                             ----------
        Restaurants -- 0.5%
          Tricon Global Restaurants, Inc.
           Sr. Notes
           8.88% due 4/15/11(6)..............        850        958,375
                                                             ----------
        Retail Stores -- 4.4%
          Beazer Homes USA, Inc.
           Guaranteed Sr. Notes
           8.88% due 4/01/08.................        375        391,643
          Big 5 Corp.
           Sr. Notes, Series B
           10.88% due 11/15/07...............        665        692,431

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       BONDS & NOTES (continued)
       Retail Stores (continued)
         Champion Enterprises, Inc.
          Guaranteed Sr. Notes
          7.63% due 5/15/09...................      $425      $  246,500
         Cole National Group, Inc.
          Sr. Sub. Notes
          8.63% due 8/15/07...................       375         341,250
         Collins & Aikman Floor Cover
          Guaranteed Sr. Sub. Notes
          9.75% due 2/15/10...................       450         434,250
         Great Atlantic & Pacific Tea Co.
          Sr. Notes
          9.13% due 12/15/11..................       425         343,188
         Hollywood Entertainment Corp.
          Guaranteed Sr. Sub. Notes
          9.63% due 3/15/11...................       550         573,375
         J.C. Penney Co., Inc.
          Notes
          7.38% due 8/15/08...................       825         833,250
         M.D.C. Holdings, Inc.
          Sr. Notes
          8.38% due 2/01/08...................       900         937,692
         Oakwood Homes Corp.
          Sr. Notes
          7.88% due 3/01/04(1)................       925         175,750
         Rent-A-Center, Inc.
          Guaranteed Sr. Sub. Notes, Series D
          11.00% due 8/15/08..................       970       1,035,475
         Rite Aid Corp.
          Sr. Secured Notes
          9.50% due 2/15/11*..................       400         414,000
         Rite Aid Corp.
          Guaranteed Sr. Notes
          11.25% due 7/01/08..................       550         544,500
         Saks, Inc.
          Guaranteed Notes
          9.88% due 10/01/11..................       625         655,469
         Service Corp. International
          Sr. Notes
          6.88% due 10/01/07..................       400         387,000
         Service Corp. International
          Notes
          7.70% due 4/15/09...................       875         862,687
         Stewart Enterprises, Inc.
          Guaranteed Sr. Sub. Notes
          10.75% due 7/01/08..................       525         575,531
                                                              ----------
                                                               9,443,991
                                                              ----------

                                              Principal
                                                Amount       Value
                Security Description        (in thousands)  (Note 3)
           ---------------------------------------------------------

           Telecommunications -- 11.5%
             AirGate PCS, Inc.
              Sr. Sub. Disc. Notes
              13.50% due 10/01/09(2).......     $2,425     $  412,250
             Alamosa Delaware, Inc.
              Sr. Notes
              13.63% due 8/15/11...........      1,000        500,000
             Alamosa PCS Holdings, Inc.
              Guaranteed Sr. Disc. Notes
              12.88% due 2/15/10(2)........      1,650        511,500
             American Cellular Corp.
              Guaranteed Sr. Sub. Notes
              9.50% due 10/15/09...........      2,425        594,125
             American Tower Corp.
              Sr. Notes
              9.38% due 2/01/09............        750        675,000
             FairPoint Communications Inc.
              Sr. Sub. Notes
              12.50% due 5/01/10...........      1,350      1,221,750
             GCI, Inc.
              Sr. Notes
              9.75% due 8/01/07............        700        672,000
             iPCS, Inc.
              Sr. Disc. Notes
              14.00% due 7/15/10(1)........      1,400         70,000
             LCI International, Inc.
              Sr. Notes
              7.25% due 6/15/07............        400        180,000
             MCI Communications Corp.
              Sr. Notes
              7.50% due 8/20/04(1).........        400        256,000
             MJD Communications, Inc.
              Sr. Sub. Notes, Series B
              9.50% due 5/01/08............      1,025        840,500
             Nextel Communications, Inc.
              Sr. Notes
              9.38% due 11/15/09...........      1,075      1,128,750
             Nextel Communications, Inc.
              Sr. Disc. Notes
              9.75% due 10/31/07(2)........        750        776,250
             Nextel Communications, Inc.
              Sr. Notes
              9.95% due 2/15/08(2).........      2,100      2,189,250
             PanAmSat Corp.
              Notes
              6.38% due 1/15/08............        875        870,625
             PanAmSat Corp.
              Guaranteed Sr. Notes
              8.50% due 2/01/12............        450        463,500

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                               Principal
                                                 Amount       Value
               Security Description          (in thousands)  (Note 3)
        --------------------------------------------------------------
        BONDS & NOTES (continued)
        Telecommunications (continued)
          Qwest Corp.
           Notes
           8.88% due 3/15/12*...............     $1,200     $ 1,278,000
          Qwest Services Corp.
           Notes
           14.00% due 12/15/14*.............        975       1,050,562
          Rogers Wireless Communications,
           Inc.
           Sr. Secured Notes
           9.63% due 5/01/11................        400         426,000
          TeleCorp PCS, Inc.
           Guaranteed Sr. Sub. Notes
           10.63% due 7/15/10...............        850         975,375
          Telus Corp.
           Notes
           7.50% due 6/01/07................      3,300       3,481,500
          Telus Corp.
           Notes
           8.00% due 6/01/11................      2,775       2,941,500
          Tritel PCS, Inc.
           Guaranteed Sr. Sub. Notes
           10.38% due 1/15/11...............         71          81,828
          Triton PCS, Inc.
           Guaranteed Sr. Sub. Notes
           11.00% due 5/01/08(2)............        800         732,000
          Triton PCS, Inc.
           Guaranteed Sr. Sub. Notes
           9.38% due 2/01/11................         55          47,850
          US Unwired, Inc.
           Guaranteed Sr. Sub. Disc. Notes,
           Series B
           13.38% due 11/01/09(2)...........      1,250         206,250
          US West Communication, Inc.
           Debentures
           8.88% due 6/01/31................      1,050       1,039,500
          US West Communications, Inc.
           Debentures
           6.88% due 9/15/33................        525         443,625
          US West Communications, Inc.
           Secured Debentures
           7.50% due 6/15/23................        100          88,000
          Voicestream Wireless Corp.
           Sr. Notes
           10.38% due 11/15/09..............        375         414,375
                                                            -----------
                                                             24,567,865
                                                            -----------

                                               Principal
                                                 Amount       Value
                Security Description         (in thousands)  (Note 3)
          -----------------------------------------------------------

          Transportation -- 0.1%
            Petroleum Helicopters, Inc.
             Guaranteed Sr. Notes
             9.38% due 5/01/09..............     $  275     $  297,344
                                                            ----------
          Utilities -- 6.7%
            AES Drax Energy, Ltd.
             Guaranteed Sr. Sub. Secured
             Notes, Series B
             11.50% due 8/30/10(1)..........      4,460         55,750
            ANR Pipeline Co.
             Sr. Notes
             8.88% due 3/15/10*.............        650        689,000
            Calpine Corp.
             Sr. Notes
             7.75% due 4/15/09..............        200        111,000
            Calpine Corp.
             Sr. Notes
             8.75% due 7/15/07..............        700        406,000
            Dynegy Holdings, Inc.
             Sr. Notes
             8.75% due 2/15/12..............        775        542,500
            Edison Mission Energy
             Sr. Notes
             10.00% due 8/15/08.............      1,400      1,078,000
            El Paso Corp.
             Term Loan
             9.75% due 3/20/05..............      1,000        991,458
            Kansas Gas & Electric Co.
             1st Mtg. Notes
             7.60% due 12/15/03.............        175        179,594
            Mirant Americas Generation, LLC
             Sr. Notes
             8.30% due 5/01/11..............      1,150        586,500
            Northwest Pipeline Corp.
             Sr. Notes
             8.13% due 3/01/10*.............      1,300      1,358,500
            Reliant Energy Resources Corp.
             Notes
             7.75% due 2/15/11..............      1,525      1,517,375
            Southern Natural Gas Co.
             Sr. Notes
             8.88% due 3/15/10*.............        725        764,875
            Texas Gas Transmission Corp.
             Debentures
             7.25% due 7/15/27..............        175        159,250
            Texas Gas Transmission Corp.
             Notes
             8.63% due 4/01/04..............        450        465,750

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                Principal
                                                  Amount        Value
               Security Description           (in thousands)   (Note 3)
       -----------------------------------------------------------------
       BONDS & NOTES (continued)
       Utilities (continued)
         Tiverton/Rumford Power Assoc., Ltd.
          Guaranteed Notes
          9.00% due 7/15/18*.................     $   50     $     32,500
         Transcontinental Gas Pipe Line
          Corp.
          Sr. Notes
          8.88% due 7/15/12..................      2,225        2,358,500
         Williams Cos., Inc.
          Notes
          7.13% due 9/01/11..................      3,525        3,031,500
                                                             ------------
                                                               14,328,052
                                                             ------------
       Total Bonds & Notes
          (cost $189,461,509)................                 177,370,184
                                                             ------------
       CONVERTIBLE BONDS -- 0.8%
       Communication Equipment -- 0.1%
         Nortel Networks Corp.
          4.25% due 9/01/08..................        325          238,875
                                                             ------------
       Health Services -- 0.5%
         Province Healthcare Co.
          4.50% due 11/20/05.................      1,000          922,500
                                                             ------------
       Restaurants -- 0.2%
         CKE Restaurants
          4.25% due 3/15/04..................        500          476,875
                                                             ------------
       Total Convertible Bonds
          (cost $1,585,065)..................                   1,638,250
                                                             ------------
       FOREIGN BONDS & NOTES -- 2.6%
       Broadcasting & Media -- 1.2%
         CF Cable TV, Inc.
          Guaranteed Secured Sr. Notes
          9.13% due 7/15/07..................        400          419,136
         Shaw Communications, Inc.
          Sr. Notes
          7.25% due 4/06/11..................        500          490,000
         Shaw Communications, Inc.
          Sr. Notes
          8.25% due 4/11/10..................      1,500        1,545,000
                                                             ------------
                                                                2,454,136
                                                             ------------
       Forest Products -- 0.2%
         Kappa Beheer BV
          Guaranteed Sr. Sub. Notes
          10.63% due 7/15/09.................        400          424,000
                                                             ------------
       Insurance -- 0.6%
         Fairfax Financial Holdings, Ltd.
          Notes
          7.38% due 3/15/06..................      1,675        1,239,500
                                                             ------------

                                                   Principal
                                                    Amount
                                                (in thousands)/   Value
                Security Description                Shares       (Note 3)
      -------------------------------------------------------------------

      Metals & Minerals -- 0.0%
        Russel Metals, Inc.
         Sr. Notes
         10.00% due 6/01/09....................     $   100     $  106,000
                                                                ----------
      Metals & Mining -- 0.5%
        International Utility Structures, Inc.
         Sr. Sub. Notes
         10.75% due 2/01/08....................       2,150      1,107,250
                                                                ----------
      Utilities -- 0.1%
        Calpine Canada Energy Finance, ULC
         Guaranteed Sr. Notes
         8.50% due 5/01/08.....................         225        129,375
                                                                ----------
      Total Foreign Bonds & Notes
         (cost $6,456,177).....................                  5,460,261
                                                                ----------
      COMMON STOCK -- 0.2%
      Energy Sources -- 0.0%
        Tri-Union Development Corp.(3).........       1,061             11
        Tribo Petroleum Corp.(3)...............       1,800             18
                                                                ----------
                                                                        29
                                                                ----------
      Financial Services -- 0.0%
        Ono Finance, PLC.......................         500              5
                                                                ----------
      Leisure & Tourism -- 0.0%
        Capital Gaming International,
         Inc.(3)...............................          77              0
                                                                ----------
      Metals & Mining -- 0.2%
        Metal Management, Inc.+................      62,326        483,026
                                                                ----------
      Total Common Stock
         (cost $1,189,187).....................                    483,060
                                                                ----------
      PREFERRED STOCK -- 2.1%
      Broadcasting & Media -- 2.0%
        CSC Holdings, Inc. 11.25%..............      37,000      3,838,750
        Sinclair Broadcast Group, Inc.
         11.63%................................       4,150        439,900
                                                                ----------
                                                                 4,278,650
                                                                ----------
      Telecommunications -- 0.1%
        Broadwing Communications, Inc.
         12.50%................................       2,250        202,500
        MCI Capital 8.00%(3)...................      13,500         99,225
                                                                ----------
                                                                   301,725
                                                                ----------
      Total Preferred Stock
         (cost $5,310,850).....................                  4,580,375
                                                                ----------

        SunAmerica High Yield Bond Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)

                                                     Warrants/
                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
WARRANTS -- 0.1%+
Broadcasting & Media -- 0.0%
 Knology Holdings, Inc. Expires 10/22/07(3).......      4,500     $      1,125
 UIH Australia Pacific, Inc. Expires 5/15/06(3)...      1,000               10
 XM Satellite Radio, Inc. Expires 3/15/10.........      1,000              100
                                                                  ------------
                                                                         1,235
                                                                  ------------
Energy Services -- 0.1%
 Key Energy Services, Inc. Expires 1/15/09........      1,900          147,012
                                                                  ------------
Telecommunications -- 0.0%
 GT Group Telecom, Inc. Expires 2/1/10(3).........      2,650               27
 KMC Telecom Holdings, Inc. Expires 1/31/08(3)....      3,650                0
 Leap Wireless International, Inc. Expires 4/15/10      2,250               22
 Leap Wireless International, Inc. Expires 4/15/10      1,950            1,950
 Occidente Y Caribe Expires 3/15/04(3)............      7,750               78
                                                                  ------------
                                                                         2,077
                                                                  ------------
Total Warrants
   (cost $432,562)................................                     150,324
                                                                  ------------
Total Investment Securities -- 88.9%
   (cost $204,435,350)............................                 189,682,454
                                                                  ------------
REPURCHASE AGREEMENT -- 8.0%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)(6)....................    $17,037       17,037,000
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $221,472,350#)...........................       96.9%     206,719,454
                                                                  ------------

                                                     Warrants/
                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
BONDS AND NOTES -- Short Position -- (0.2)%
Forest Products
 Owens-Illinois, Inc. 7.50% 5/15/10 (Proceeds
   $475,125)......................................    $  (525)    $   (485,625)
                                                                  ------------
TOTAL INVESTMENTS AND SHORT POSITION..............       96.7      206,233,829
Other assets less liabilities.....................        3.3        7,149,257
                                                      -------     ------------
NET ASSETS --                                          100.00%    $213,383,086
                                                      =======     ============

--------
 * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value is $19,802,508 which represents 9.3% of net assets.
 + Non-income producing securities.
 # See Note 6
(1) Security in default.
(2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(3) Fair valued security -- See Note 3.
(4) Variable rate security -- the rate reflected as of March 31, 2003; maturity date reflects next reset date.
(5) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(6)Security represents collateral for short sale.

Allocation of investment by country as a percentage of net assets as of March 31, 2003.

United States 82.3%
Canada         5.6
Luxembourg     0.6
Netherlands    0.2
              ----
              88.7%
              ====

See Notes to Financial Statements.

        SunAmerica Tax Exempt Insured Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003


                                                Principal
                                                  Amount       Value
               Security Description           (in thousands)  (Note 3)
       ----------------------------------------------------------------
       MUNICIPAL BONDS -- 84.6%
       Alabama -- 4.5%
         Jefferson County, Alabama
          Sewer Revenue, Capital
          Improvement, Series D
          5.25% due 2/01/26+.................     $4,500     $ 4,696,515
                                                             -----------
       California -- 11.0%
         California State Department
          Water Resources, Central Valley
          Project Revenue, Series X
          5.13% due 12/01/22+................      3,000       3,148,860
         Los Angeles, California
          Unified School District, Series A,
          5.00% due 7/01/24+.................      4,000       4,107,800
         San Diego County, California
          Water Revenue, Certificate
          Participation, Series A,
          5.00% due 5/01/23+.................      4,000       4,112,960
                                                             -----------
                                                              11,369,620
                                                             -----------
       Colorado -- 3.4%
         El Paso County, Colorado,
          Single Family Mortgage Revenue,
          zero coupon due 9/01/15(1).........      2,000       1,176,680
         Highlands Ranch
          Metropolitan District No. 2,
          General Obligation,
          6.50% due 6/15/09+.................      1,960       2,355,214
                                                             -----------
                                                               3,531,894
                                                             -----------
       District of Columbia -- 0.1%
         District of Columbia,
          Prerefunded, General
          Obligation, Series B,
          5.50% due 6/01/09+.................         45          51,693
                                                             -----------
       Florida -- 11.1%
         Jacksonville, Florida Sales Tax
          Revenue, Better Jacksonville,
          5.00% due 10/01/23+................      4,000       4,116,920
         Lee County, Florida, Airport
          Revenue, Series A,
          5.75% due 10/01/22+................      5,000       5,370,550
         Orange County, Florida Sales Tax
          Revenue, Refunding, Series A,
          5.13% due 1/01/23+.................      2,000       2,082,260
                                                             -----------
                                                              11,569,730
                                                             -----------

                                                  Principal
                                                    Amount       Value
                Security Description            (in thousands)  (Note 3)
       -----------------------------------------------------------------

       Georgia -- 0.2%
         Georgia Municipal Electric Authority,
          Power Revenue, Series Y,
          6.40% due 1/01/09+...................     $   60     $   71,210
         Georgia Municipal Electric Authority,
          Power Revenue, Prerefunded,
          Series Y,
          6.40% due 1/01/13+...................         85        103,519
                                                               ----------
                                                                  174,729
                                                               ----------
       Illinois -- 3.8%
         Illinois Health Facilities
          Authority Revenue, Lutheran
          General Health Systems, Series C,
          7.00% due 4/01/08+...................      3,400      3,928,020
                                                               ----------
       Massachusetts -- 0.9%
         Massachusetts State Housing
          Finance Agency, Insured Rental,
          Series A,
          6.60% due 7/01/14+...................        875        912,170
                                                               ----------
       Michigan -- 3.0%
         Michigan Municipal Bond Authority,
          Revenue Capital Appreciation,
          Local Government Loan,
          zero coupon due 5/01/17+(1)..........      2,875      1,524,584
         Michigan Municipal Bond Authority,
          Revenue Capital Appreciation,
          Local Government Loan,
          zero coupon due 5/01/16+(1)..........      2,735      1,538,629
                                                               ----------
                                                                3,063,213
                                                               ----------
       Missouri -- 5.7%
         Sikeston, Missouri,
          Electric Revenue, Refunding,
          6.20% due 6/01/10+...................      5,000      5,908,050
                                                               ----------
       New Jersey -- 4.3%
         Passaic Valley, New Jersey
          Sewer Systems, Series F,
          5.00% due 12/01/12+..................      4,000      4,451,800
                                                               ----------
       New Mexico -- 0.0%
         New Mexico Mtg.
          Finance Authority, Single Family
          Mtg., Series C,
          8.63% due 7/01/17+...................         45         44,999
                                                               ----------

        SunAmerica Tax Exempt Insured Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                               Principal
                                                 Amount       Value
               Security Description          (in thousands)  (Note 3)
        --------------------------------------------------------------
        MUNICIPAL BONDS (continued)
        New York -- 15.0%
          New York, New York City
           Transitional Finance Authority,
           Future Tax Secured, Series C,
           5.25% due 8/01/11+...............     $4,000     $ 4,502,840
          Niagara Falls, New York,
           Public Improvement,
           General Obligation,
           7.50% due 3/01/14+...............        555         735,131
          Niagara Falls, New York,
           Public Improvement,
           General Obligation,
           7.50% due 3/01/13+...............        445         580,204
          Port Authority of New York &
           New Jersey,
           Consolidated 128Th Series,
           5.00% due 11/01/22+..............      5,000       5,234,950
          Triborough Bridge And Tunnel
           Authority New York Revenue,
           Refunding, General, Series B,
           5.00% due 11/15/10+..............      4,000       4,469,520
                                                            -----------
                                                             15,522,645
                                                            -----------
        North Dakota -- 0.7%
          North Dakota State Water
           Commission Revenue,
           Water Development &
           Management Program, Series A,
           6.00% due 8/01/12+...............        640         732,890
                                                            -----------
        Ohio -- 4.0%
          Cuyahoga County, Ohio
           Revenue, Cleveland Clinic Health
           Systems, Series A,
           5.75% due 1/01/24................      2,000       2,039,860
          Summit County, Ohio,
           General Obligation, Series R,
           5.50% due 12/01/19+..............        765         875,359
          Woodridge, Ohio
           Local School District,
           General Obligation,
           6.80% due 12/01/14+..............      1,000       1,270,490
                                                            -----------
                                                              4,185,709
                                                            -----------
        Oklahoma -- 0.2%
          Oklahoma Development Finance
           Authority, Public Service of
           Oklahoma Project, Refunding,
           4.88% due 6/01/04................        250         254,237
                                                            -----------

                                                Principal
                                                  Amount       Value
                Security Description          (in thousands)  (Note 3)
        --------------------------------------------------------------

        Pennsylvania -- 2.2%
          Delaware River Joint Toll Bridge
           Commission,
           Bridge Revenue,
           5.00% due 7/01/24.................     $1,750     $1,761,637
          Philadelphia, Pennsylvania
           Water & Wastewater Revenue,
           6.25% due 8/01/12+................        450        541,998
                                                             ----------
                                                              2,303,635
                                                             ----------
        Puerto Rico -- 3.3%
          Puerto Rico Commonwealth Highway
           & Transportation Authority,
           Transportation Revenue, Series E,
           5.50% due 7/01/11+................      3,000      3,459,720
                                                             ----------
        South Dakota -- 2.4%
          South Dakota State
           Health & Educational Facilities
           Authority Revenue,
           McKennan Hospital,
           6.25% due 7/01/10+................      2,120      2,488,901
                                                             ----------
        Texas -- 8.8%
          Carroll, Texas
           Independent School District,
           General Obligation,
           6.38% due 2/15/21.................        730        892,805
          Harris County, Texas
           Hospital District, Mtg. Revenue,
           7.40% due 2/15/10+................      1,450      1,707,070
          Kerrville, Texas
           Independent School District,
           General Obligation,
           6.00% due 8/15/13.................        200        232,102
          Lower Colorado River Authority,
           Texas Revenue, Refunding,
           5.25% due 1/01/15.................        200        226,850
          San Antonio, Texas,
           Hotel Occupancy Revenue,
           Henry B. Gonzalez Project,
           zero coupon due 8/15/17+(1).......      2,700      1,377,918
          Texas State Veterans Housing
           Assistance,
           General Obligation,
           6.80% due 12/01/23................         65         67,718
          University Texas Revenue,
           Financing Systems, Series B,
           5.70% due 8/15/20.................      4,000      4,659,320
                                                             ----------
                                                              9,163,783
                                                             ----------

        SunAmerica Tax Exempt Insured Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                      Principal
                                                        Amount       Value
               Security Description                 (in thousands)  (Note 3)
 ----------------------------------------------------------------------------
 MUNICIPAL BONDS (continued)
 Wisconsin -- 0.0%
  Wisconsin Housing & Economic Development
    Authority, Home Ownership Revenue,
    Series D, 6.10% due 7/01/24....................      $ 10      $    10,000
                                                                   -----------
 Total Municipal Bonds
    (cost $82,793,217).............................                 87,823,953
                                                                   -----------
 REGISTERED INVESTMENT COMPANIES -- 0.1%
  SSgA Municipal Money Market Fund.................        79           79,424
                                                                   -----------
 Total Investment Securities -- 84.7%
    (cost $82,872,641).............................                 87,903,377
                                                                   -----------
 SHORT-TERM INVESTMENTS -- 15.6%
 Arizona -- 1.0%
  Maricopa County, Arizona Industrial Development
    Authority Revenue, JIA Corp. Project, 1.25%
    due 04/10/03(2)................................       165          165,000
  Tempe, Arizona Industrial Development Authority
    Revenue, Centers For Habilitation, 1.20% due
    04/03/03(2)....................................       945          945,032
                                                                   -----------
                                                                     1,110,032
                                                                   -----------
 Florida -- 0.6%
  Dade County, Florida Aviation Revenue, Variable
    Rate Demand, Series A, 1.13% due 04/09/03(2)...       300          300,000
  Dade County, Florida Industrial Development
    Authority, Development Revenue, Dolphin
    Stadium Project, Series A, 1.10% due
    04/09/03(2)....................................       300          300,000
                                                                   -----------
                                                                       600,000
                                                                   -----------
 Georgia -- 0.1%
  Dahlonega, Georgia Downtown Development
    Authority, Student Housing Revenue, North
    Georgia Housing Project, 1.15% due 04/10/03(2).       100          100,078
                                                                   -----------

                                                       Principal
                                                         Amount       Value
                Security Description                 (in thousands)  (Note 3)
  ---------------------------------------------------------------------------

  Idaho -- 0.1%
   Magic Valley, Idaho Healthcare Systems Revenue,
     Magic Valley Regional Medical Center
     Project, 1.10% due 04/10/03(2).................     $  100     $  100,000
                                                                    ----------
  Illinois -- 5.1%
   Chicago, Illinois O'Hare International Airport
     Revenue, General Airport, Second Lien, Series
     A, 1.09% due 04/09/03(2).......................        700        700,000
   Chicago, Illinois Water Revenue Second
     Lien, 1.10% due 04/09/03(2)....................      3,105      3,105,000
   Illinois Health Facilities Authority Revenue,
     Blessing Hospital, Series B, 1.15% due
     04/10/03(2)....................................        700        700,000
   Sauget, Illinois Pollution Control Revenue,
     Monsanto Co. Project, 1.15% due 04/09/03(2)....        800        800,000
                                                                    ----------
                                                                     5,305,000
                                                                    ----------
  Iowa -- 2.0%
   Iowa Finance Authority Children's Care
     Facilities Revenue, Childserve Project, Series
     B, 1.20% due 04/10/03(2).......................        500        500,000
   Linn County, Iowa Revenue, Goodwill Industries,
     Southwest Project, 1.20% due 04/10/03(2).......      1,115      1,115,000
   Muscatine County, Iowa Pollution Control
     Revenue, Monsanto Co. Project 1.15% due
     04/09/03(2)....................................        500        500,000
                                                                    ----------
                                                                     2,115,000
                                                                    ----------
  Missouri -- 0.5%
   St. Louis, Missouri Planned Industrial Expansion
     Authority, Industrial Development Revenue,
     Chemical Building Project, 1.20% due
     04/09/03(2)....................................        500        500,000
                                                                    ----------

        SunAmerica Tax Exempt Insured Fund
        PORTFOLIO OF INVESTMENTS -- March 31, 2003 -- (continued)


                                                 Principal
                                                   Amount       Value
                Security Description           (in thousands)  (Note 3)
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENTS (continued)
        New Mexico -- 1.3%
          Albuquerque, New Mexico Educational
           Facilities Revenue, Albuquerque
           Academy Project,
           1.15% due 04/09/03(2)..............     $1,400     $1,400,000
                                                              ----------
        New York -- 0.1%
          New York City, New York,
           General Obligation, Series B,
           .95% due 04/07/03(2)...............        100        100,000
                                                              ----------
        North Carolina -- 0.1%
          Guilford County, North Carolina,
           General Obligation, Series C
           1.10% due 04/09/03(2)..............        100        100,000
                                                              ----------
        South Dakota -- 1.1%
          Lower Brule Sioux Tribe South
           Dakota, Tribal Purpose,
           General Obligation,
           1.10% due 04/10/03(2)..............      1,115      1,115,000
                                                              ----------
        Tennessee -- 0.1%
          Metropolitan Government Nashville &
           Davidson County, Tennessee, H & E
           Facilities Board Revenue,
           Timberlake Project,
           1.10% due 04/09/03(2)..............        100        100,000
                                                              ----------

                                               Principal
                                                 Amount        Value
               Security Description          (in thousands)   (Note 3)
       ------------------------------------------------------------------

       Texas -- 3.5%
         Polly Ryon Hospital Authority
          Texas Hospital Revenue, Polly
          Ryon Memorial Hospital,
          1.10% due 04/10/03(2).............    $ 3,615     $  3,615,000
                                                            ------------
       Total Short-Term Investments
          (cost $16,260,110)................                  16,260,110
                                                            ------------
       TOTAL INVESTMENTS --
          (cost $99,132,751#)...............      100.3%     104,163,487
       Liabilities in excess of other assets       (0.3)        (324,502)
                                                -------     ------------
       NET ASSETS--                              100.00%    $103,838,985
                                                =======     ============

--------
#  See Note 6
+ All or part of this security is insured by the Financial Security Assurance ("FSA"), Financial Guaranteed Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or American Municipal Bond Assurance Corp. ("AMBAC") ($76,502,744 or 73.7% of Net Assets).
(1)Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(2)Variable rate security -- the rate reflected is as of March 31, 2003; maturity date reflects next reset date.

See Notes to Financial Statements.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003

Note 1. Organization

   SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of six different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by AIG SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds:
   SunAmerica Core Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund (formerly, Diversified Income Fund), SunAmerica High Yield Bond Fund (formerly, High Income Fund) and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

   Core Bond Fund seeks a high level of current income consistent with relative safety of capital by the active trading of investment-grade fixed-income securities, or in securities issued or guaranteed by the U.S. Government and mortgage-backed or asset-backed securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds.

   U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by the active trading of government debt of high credit quality, issued or guaranteed by the U.S. government, or any agency or instrumentality thereof without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in such securities.

   GNMA Fund seeks current income, with capital appreciation as a secondary objective by the active trading of mortgage-backed securities of high credit quality issued or guaranteed by the Government National Mortgage Association
   (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in such securities.

   Strategic Bond Fund seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade bonds (which may include "junk bonds"), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in bonds.

   High Yield Bond Fund seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's and below BBB by S&P) without regard to the maturities of such securities. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Funds assets will be invested in such securities.

   Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital by investing, under normal market conditions, at least 80% of its assets in

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   municipal bonds, the income of which is exempt from federal income taxes, and that are insured as to the scheduled payment of principal and interest for as long as such bonds are held by the Fund, without regard to the maturities of such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 18 months of purchase.

   Class I, Class Z, and Class X are offered at net asset value per share. These classes are offered exclusively to participants in certain employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each (other than Class I, Class X and Class Z) makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

   The SunAmerica Core Bond Fund, a newly created portfolio of the SunAmerica Income Funds, acquired all of the assets and liabilities of the North American Core Bond Fund. In conjunction with this reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z.

   The SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund") and the SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund"), respectively, acquired all of the assets and liabilities of the North American U.S. Government Securities Fund ("NA U.S. Government Securities Fund") and the North

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   American Municipal Bond Fund ("NA Municipal Bond Fund"), respectively. In conjunction with the reorganizations, the SA Funds are the surviving entities. All shares of the NA U.S. Government Securities Fund and the NA Municipal Bond Fund Class A, Class B, and Class C were exchanged, tax free, for U.S. Government Securities Fund and Tax Exempt Insured Fund Class A, Class B, and Class II shares, respectively.

   The North American Strategic Income Fund ("NA Strategic Income Fund") was reorganized into the SunAmerica Diversified Income Fund ("SA Diversified Income Fund") and renamed the SunAmerica Strategic Bond Fund ("Strategic Bond Fund"). The North American High Yield Bond Fund ("NA High Yield Bond Fund") was reorganized into the SunAmerica High Income Fund ("SA High Income Fund") and was renamed the SunAmerica High Yield Bond Fund ("High Yield Bond Fund"). However, based on accounting principles generally accepted in the United States of America, from a financial reporting standpoint, the NA Strategic Income Fund and the NA High Yield Bond Fund are the surviving entities in this reorganization. Not withstanding this financial accounting treatment, the SA Diversified Income Fund and the SA High Income Fund are the surviving entities for legal and tax reporting purposes. On November 16th, prior to the reorganization, the NA Strategic Income Fund and the NA High Yield Bond Fund declared a stock split and issued the following additional shares of stock for each share of stock owned:

                                  Class A Class B Class C* Class I Class II@
                                  ------- ------- -------- ------- ---------
   NA Strategic Income Fund...... 1.5526  1.5465   1.5436  1.5579   1.5482
   NA High Yield Bond Fund....... 0.7750  0.7735   0.7689  0.7749   0.7720

   -----
    * Class C was redesignated Class II
   @ Class II was redesignated Class Z

   The financial highlights included in these financial statements have been adjusted to reflect the stock split as if it had taken place as of the commencement of operations.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

Net assets of U.S. Government Securities Fund prior to merger.................... $208,965,218
Net assets of NA U.S. Government Securities Fund prior to merger.................   48,781,692
                                                                                  ------------
Aggregate net assets of U.S. Government Securities Fund following the acquisition $257,746,910
                                                                                  ------------
Unrealized depreciation in NA U.S. Government Securities Fund.................... $   (250,422)
Net assets of Tax Exempt Insured Fund prior to merger............................ $ 88,549,335
Net assets of NA Municipal Bond Fund prior to merger.............................   16,028,648
                                                                                  ------------
Aggregate net assets of Tax Exempt Insured Fund following the acquisition........ $104,577,983
                                                                                  ------------
Unrealized appreciation in NA Municipal Bond Fund................................ $    617,075
Net assets of NA Strategic Income Fund prior to merger........................... $ 31,973,607
Net assets of SA Diversified Income Fund prior to merger.........................   50,355,280
                                                                                  ------------
Aggregate net assets of Strategic Bond Fund following the acquisition............ $ 82,328,887
                                                                                  ------------
Unrealized depreciation in SA Diversified Income Fund............................ $ (8,463,371)
Net assets of NA High Yield Bond Fund prior to merger............................ $ 70,292,776
Net assets of SA High Income Fund prior to merger................................  142,643,362
                                                                                  ------------
Aggregate net assets of High Yield Bond Fund following the acquisition........... $212,936,138
                                                                                  ------------
Unrealized depreciation in SA High Income Fund................................... $(28,926,444)

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a third party pricing service. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Trustees. Effective April 15, 2003, securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2003 the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, and High Yield Bond Fund had a 4.5%, 34.5%, 0.5%, and 4.5% undivided interest, respectively, which represented $17,116,000, $130,253,000, $1,713,000, and $17,037,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. In addition, the GNMA Fund had a 45.0% undivided interest which represented $135,000,000 in principal amount in a joint repurchase agreement with UBS Warburg, LLC. As, of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement, 1.15% dated 3/31/03 in the principal amount of $377,283,000, repurchase price $377,295,052 due 4/1/03, collateralized by $387,200,000 U.S. Treasury Bills 1.15% due 9/25/03, which have an approximate market value of $384,876,800.

   UBS Warburg, LLC Repurchase Agreement, 1.32% dated 3/31/03, in the principal amount of $300,000,000, repurchase price $300,011,000 due 4/01/03, collateralized by $200,000,000 U.S. Treasury Bonds 7.875% due 2/15/21, $21,909,000 U.S. Treasury Bonds 8.00% due 11/15/21, which together have an approximate market value of $308,512,872.

   Securities Transactions, Investment Income, Dividends and Distributions to
   Shareholders: Securities transactions are recorded on a trade date basis. Senior Secured Floating Rate Loans are recorded on a settlement

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including adjustments for amortization of premiums and accretion of discounts, is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. For federal income tax purposes, the Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Core Bond Fund, Strategic Bond Fund and High Yield Bond Fund) except original issue discounts for which amortization is required for federal income tax purposes.

   Common expenses incurred by the Trust are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected. Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

   Investment Securities Loaned: During the period ended March 31, 2003, U.S. Government Securities Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

   At March 31, 2003 there were no loaned securities outstanding in the U.S. Government Securities Fund. For the period ended March 31, 2003, U.S. Government Securities Fund paid fees of $139,109, net of rebates, relating to security lending transactions.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Short Sales: The High Yield Bond Fund ("Fund") may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

   MORTGAGE-BACKED DOLLAR ROLLS: During the year ended March 31, 2003, the U.S. Government Securities Fund and the GNMA Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The U.S. Government Securities Fund and the GNMA Fund had TBA Rolls outstanding at period-end, which are included in receivable for investments sold and payable for investments purchased in the Statement of Assets and Liabilities.

   INDEMNIFICATIONS: Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds' maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

   The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                     Management
                                                   Assets               Fees
                                         --------------------------- ----------
Core Bond Fund..........................           $0 - $200 million   0.600%
                                         (greater than) $200 million   0.525
                                         (greater than) $500 million   0.475
U.S. Government Securities Fund.........           $0 - $200 million   0.650
                                         (greater than) $200 million   0.620
                                         (greater than) $400 million   0.550
GNMA Fund...............................            $0 - $25 million   0.550
                                          (greater than) $25 million   0.500
                                          (greater than) $50 million   0.450
Strategic Bond Fund.....................           $0 - $350 million   0.650
                                         (greater than) $350 million   0.600
High Yield Bond Fund....................           $0 - $200 million   0.750
                                         (greater than) $200 million   0.720
                                         (greater than) $400 million   0.550
Tax Exempt Insured Fund.................           $0 - $350 million   0.500
                                         (greater than) $350 million   0.450

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


   The Core Bond Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund are subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SAAMCo, Inc. AIGGIC receives the following fees from SAAMCo., based upon each Fund's average daily net assets:

                                              Sub-advisory Fees
              -                -----------------------------------------------
                               Core Bond Strategic Bond High Yield  Tax Exempt
 Assets                          Fund         Fund      Bond Fund  Insured Fund
 ------                        --------- -------------- ---------- ------------
 $0 - $200 million............   0.25%        0.35%        0.45%       0.25%
    (greater than)$200 million   0.20         0.25         0.35        0.22
    (greater than)$500 million   0.15         0.20         0.30        0.15

   For the periods ended March 31, 2003, expenses were reimbursed to the Funds as follows:

                                               SAAMCO
                                              --------
Core Bond Class A............................ $  8,795
Core Bond Class B............................   11,319
Core Bond Class II...........................    7,631
Core Bond Class I............................   11,445
Core Bond Class Z............................   10,121
U.S. Government Securities Fund Class A......  432,640
U.S. Government Securities Fund Class B......  124,444
U.S. Government Securities Fund Class II.....   49,405
GNMA Fund Class A............................  254,905
GNMA Fund Class B............................  199,015
GNMA Fund Class II...........................  114,953
GNMA Fund Class I............................    9,733
GNMA Fund Class X............................    7,754
Strategic Bond Class A.......................        6
Strategic Bond Class B.......................       --
Strategic Bond Class II......................   15,779
Strategic Bond Class I.......................   14,208
High Yield Bond Class A......................       --
High Yield Bond Class B......................       --
High Yield Bond Class II.....................   19,021
High Yield Bond Class I......................   10,992
High Yield Bond Class Z......................   16,468
Tax Exempt Insured Fund Class A..............       --
Tax Exempt Insured Fund Class B..............       --
Tax Exempt Insured Fund Class II.............    6,207

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from the Funds at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for, include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended March 31, 2003, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

   In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

   SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class II shares. SACS has advised the Funds that for the period ended March 31, 2003, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class II redemptions were as follows:

                                                         Class A                     Class B
                                         ---------------------------------------- --------------
                                                                                    Contingent
                                           Sales      Affiliated   Non-affiliated Deferred Sales
                                          Charges   Broker-dealers Broker-dealers    Charges
                                         ---------- -------------- -------------- --------------
Core Bond Fund.......................... $   48,686    $ 19,690      $   20,402      $ 16,209
U.S. Government Securities Fund.........    395,014     162,872         164,187       209,042
GNMA Fund...............................  2,354,243     874,275       1,067,294       597,439
Strategic Bond Fund.....................     84,889      21,841          48,844       118,805
High Yield Bond Fund....................    197,812      23,787         140,703       269,236
Tax Exempt Insured Fund.................     98,127      17,225          62,740        74,206

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


                                                        Class II                   Class II
                                         -------------------------------------- --------------
                                                                                  Contingent
                                          Sales     Affiliated   Non-affiliated Deferred Sales
                                         Charges  Broker-dealers Broker-dealers    Charges
                                         -------- -------------- -------------- --------------
Core Bond Fund.......................... $206,385    $ 89,029       $117,356       $  8,549
U.S. Government Securities Fund.........   63,306      26,461         36,845         25,771
GNMA Fund...............................  445,444     116,656        328,788        113,396
Strategic Bond Fund.....................   19,673       3,603         16,070         10,663
High Yield Bond Fund....................  218,386      53,982        164,404         16,648
Tax Exempt Insured Fund.................   45,052      19,929         25,123         14,987

   The Trust has entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2003 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                             Payable
                                                 Expenses March 31, 2003
                                                 -------- --------------
       Core Bond Fund Class A................... $ 17,086    $ 3,195
       Core Bond Fund Class B...................   10,822      1,233
       Core Bond Fund Class II..................    9,285      1,054
       Core Bond Fund Class I...................   45,970      3,875
       Core Bond Fund Class Z...................       --         --
       U. S. Government Securities Fund Class A.  449,897     40,447
       U. S. Government Securities Fund Class B.  116,609     11,667
       U. S. Government Securities Fund Class II   40,489      4,319
       GNMA Fund Class A........................  435,967     49,429
       GNMA Fund Class B........................  315,652     35,278
       GNMA Fund Class II.......................  189,425     25,151
       GNMA Fund Class I........................       88          8
       GNMA Fund Class X........................    4,599        736
       Strategic Bond Fund Class A..............   76,921      6,914
       Strategic Bond Fund Class B..............   56,747      4,890
       Strategic Bond Fund Class II.............   30,345      2,647
       Strategic Bond Fund Class I..............    6,451        584
       High Yield Bond Fund Class A.............  108,561     11,578
       High Yield Bond Fund Class B.............  121,805     10,589
       High Yield Bond Fund Class II............   43,915      4,749
       High Yield Bond Fund Class I.............       29          3
       High Yield Bond Fund Class Z.............       --         --
       Tax Exempt Insured Fund Class A..........  168,566     14,447
       Tax Exempt Insured Fund Class B..........   42,427      3,605
       Tax Exempt Insured Fund Class II.........   11,686      1,197

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


   At March 31, 2003, AGGIC, an indirect wholly owned subsidiary of AIG, owned 100% of the outstanding shares of Core Bond Fund and High Yield Bond Fund Class Z. VALIC, an indirect wholly owned subsidiary of AIG, owned 83%, 100%, 99% and 14% of the outstanding shares of Core Bond Fund Class I, Strategic Bond Fund Class I, High Yield Bond Fund Class I and Tax Exempt Insured Class B, respectively. SAAMCo owned 69% and 56% of the outstanding shares of GNMA Fund Class I and Core Bond Class A Fund, respectively.

   On April 18, 2002, AIGGIC, the subadviser for the Strategic Bond Fund, reimbursed the Fund for $12,000 due to a violation of the investment restrictions prohibiting the Fund from investing in short sales. The $12,000 reimbursement increased the total return of each class of shares by less than 0.01%.

Note 5. Purchases and Sales of Investment Securities

   The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the period ended March 31, 2003 were as follows:

                                                  U.S. Government                                High      Tax Exempt
                                      Core Bond     Securities         GNMA       Strategic   Yield Bond    Insured
                                        Fund           Fund            Fund       Bond Fund      Fund         Fund
                                     ------------ --------------- -------------- ----------- ------------ ------------
Purchases (excluding U.S. government
 securities)........................ $253,097,895 $           --  $           -- $47,884,799 $245,290,825 $173,688,995
Sales (excluding U.S. government
 securities)........................  277,319,558             --              --  40,706,844  200,794,141  175,210,000
Purchases of U.S. government
 securities.........................  324,620,148  1,698,476,335   1,895,349,467   3,623,716           --           --
Sales of U.S. government securities.  273,160,278  1,657,085,520   1,746,373,462   7,194,071           --           --

Note 6. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. As of March 31, 2003, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, Fund mergers, treatment of defaulted securities and derivative transactions.

                                                                                       Tax Distributions
                                               Distributable Earnings                  For the year ended
                                         For the year ended March 31, 2003               March 31, 2003
                                     -----------------------------------------  --------------------------------
                                                   Long-term       Unrealized               Long-term
                                      Ordinary   Gains/ Capital   Appreciation   Ordinary    Capital     Tax
                                       Income    Loss Carryover  (Depreciation)   Income      Gains     Exempt
                                     ---------- --------------   -------------- ----------- --------- ----------
Core Bond Fund...................... $   39,061   $  (4,465,152)  $  5,617,957  $15,186,265 $     --  $       --
U.S. Government Securities Fund.....    177,782     (11,121,143)     7,000,963   11,170,917       --          --
GNMA Fund...........................  8,240,779       2,290,943      8,112,844   18,685,979       --          --
Strategic Bond Fund.................    394,308     (49,916,576)       526,235    4,507,318       --          --
High Yield Bond Fund................    924,201    (133,258,897)   (15,849,224)  17,388,736       --          --
Tax Exempt Insured Fund.............  1,859,407         406,154      5,083,843      125,409  667,022   3,022,170

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


                                        Tax Distributions For the year ended
                                                 March 31, 2002
                                        ------------------------------------
                                                      Long-term
                                         Ordinary      Capital      Tax
                                          Income        Gains      Exempt
                                         -----------  ---------  ----------
        Core Bond Fund................. $ 7,019,953     $ --     $       --
        U.S. Government Securities Fund   9,407,575       --             --
        GNMA Fund......................  14,904,623       --             --
        Strategic Bond Fund............   2,674,012       --             --
        High Yield Bond Fund...........   8,135,328       --             --
        Tax Exempt Insured Fund........      16,809       --      3,546,193

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                              U.S.
                                                Core       Government                                             Tax Exempt
                                                Bond       Securities       GNMA       Strategic    High Yield     Insured
                                                Fund          Fund          Fund       Bond Fund    Bond Fund        Fund
                                            ------------  ------------  ------------  -----------  ------------  -----------
Cost....................................... $316,475,129  $298,362,131  $872,256,082  $78,443,909  $222,558,178  $99,124,644
                                            ============  ============  ============  ===========  ============  ===========
Appreciation............................... $  8,217,042  $  8,495,510  $  8,450,150  $ 6,868,233  $ 11,734,927  $ 5,070,786
Depreciation...............................   (2,599,085)   (1,494,547)     (337,306)  (6,344,705)  (27,573,651)     (31,943)
                                            ------------  ------------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation)--net $  5,617,957  $  7,000,963  $  8,112,844  $   523,528  $(15,838,724) $ 5,038,843
                                            ============  ============  ============  ===========  ============  ===========

   At March 31, 2003, Core Bond Fund, U.S. Government Securities Fund, Strategic Bond Fund and High Yield Bond Fund had capital loss carry forwards of $4,465,152, $11,121,143, $49,916,576, and $133,258,897 respectively, which were available to the extent provided in regulations and which will expire between 2004-2011. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   Included in the capital loss carryover amounts at March 31, 2003 are the amounts of losses acquired from the following acquired Funds as a result of the reorganizations as discussed in Note 2:

North American U.S. Government Securities Fund $   997,836
North American Strategic Income Fund..........   9,372,684
North American High Yield Bond Fund...........  13,911,085
North American Municipal Bond Fund............          --

   As of March 31, 2003, Strategic Bond Fund and High Yield Bond Fund had post October 31, 2002 capital loss deferrals of $4,851,088 and $1,614,991, respectively.

   Core Bond Fund, U.S. Government Securities Fund and Tax Exempt Insured Fund utilized capital loss carry forwards of $4,502,088, $11,503,796 and $331,315, respectively, to offset the Fund's net taxable gains realized and recognized in the year ended March 31, 2003.

   As of March 31, 2003, Strategic Bond Fund and High Yield Bond Fund had $6,509,969 and $7,442,050 of capital loss carry forwards that expired.

   As a result of reorganizations into some of these portfolios during the period ended March 31, 2002, as discussed in Note 2, certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


   For the period ended March 31, 2003, the reclassification arising from book/tax differences primarily due to net investment losses and treatment of foreign currency resulted in increases (decreases) to the components of net assets as follows:

                                    Accumulated   Accumulated
                                   Undistributed Undistributed
                                   Net Realized  Net Investment    Paid in
                                    Gain/(Loss)  Income/(Loss)     Capital
                                   ------------- -------------- ------------
   Core Bond Fund.................  $ (637,130)     $643,300     $    (6,170)
   U.S. Government Securities Fund    (549,873)      549,873              --
   GNMA Fund......................    (467,288)      467,288              --
   Strategic Bond Fund............   6,368,874        56,329      (6,425,203)
   High Yield Bond Fund...........   7,442,050            --      (7,442,050)
   Tax Exempt Insured Fund........    (182,452)      182,452              --

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each series were as follows:

                                                                  Core Bond Fund
                                     -----------------------------------------------------------------------
                                                                     Class A
                                     -----------------------------------------------------------------------
                                                                 For the five month
                                        For the year ended          period ended         For the year ended
                                          March 31, 2003           March 31, 2002        October 31, 2001+
                                     -----------------------   ----------------------  ---------------------
                                       Shares       Amount       Shares      Amount     Shares      Amount
                                     ---------   -----------   ---------  -----------  --------  -----------
Shares sold......................... 1,911,203*  $19,558,165*    159,139  $ 1,578,246   749,331  $ 7,544,115
Reinvested shares...................    28,114       286,234       6,672       66,444    17,345      173,077
Shares redeemed.....................  (420,056)   (4,235,193)   (198,125)  (1,993,775) (595,272)  (6,007,942)
                                     ---------   -----------   ---------  -----------  --------  -----------
Net increase (decrease)............. 1,519,261   $15,609,206     (32,314) $  (349,085)  171,404  $ 1,709,250
                                     =========   ===========   =========  ===========  ========  ===========
                                                                  Core Bond Fund
                                     -----------------------------------------------------------------------
                                                                     Class B
                                     -----------------------------------------------------------------------
                                                                 For the five month
                                        For the year ended          period ended         For the year ended
                                          March 31, 2003           March 31, 2002        October 31, 2001+
                                     -----------------------   ----------------------  ---------------------
                                       Shares       Amount       Shares      Amount     Shares      Amount
                                     ---------   -----------   ---------  -----------  --------  -----------
Shares sold.........................   529,865   $ 5,366,262      47,682  $   474,421   734,761  $ 7,432,034
Reinvested shares...................    14,634       147,929       4,372       43,408    17,807      177,054
Shares redeemed.....................  (173,661)*  (1,758,943)*  (350,903)  (3,577,257) (639,336)  (6,431,400)
                                     ---------   -----------   ---------  -----------  --------  -----------
Net increase (decrease).............   370,838   $ 3,755,248    (298,849) $(3,059,428)  113,232  $ 1,177,688
                                     =========   ===========   =========  ===========  ========  ===========
                                                                  Core Bond Fund
                                     -----------------------------------------------------------------------
                                                                    Class II+
                                     -----------------------------------------------------------------------
                                                                 For the five month
                                        For the year ended          period ended         For the year ended
                                          March 31, 2003           March 31, 2002        October 31, 2001+
                                     -----------------------   ----------------------  ---------------------
                                       Shares       Amount       Shares      Amount     Shares      Amount
                                     ---------   -----------   ---------  -----------  --------  -----------
Shares sold.........................   561,314   $ 5,690,211      37,160  $   371,195   227,976  $ 2,285,866
Reinvested shares...................    12,948       131,275       4,937       49,018    13,431      133,989
Shares redeemed.....................  (415,830)   (4,169,367)    (99,267)  (1,007,833)  (88,591)    (883,790)
                                     ---------   -----------   ---------  -----------  --------  -----------
Net increase (decrease).............   158,432   $ 1,652,119     (57,170) $  (587,620)  152,816  $ 1,536,065
                                     =========   ===========   =========  ===========  ========  ===========

 + See Note 2.
 * Includes automatic conversion of 22,026 shares of Class B shares in the amount of $222,847 to 21,961 shares of Class A shares in the amount of $222,847.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


                                                  Core Bond Fund
                ---------------------------------------------------------------------------------
                                                      Class I
                ---------------------------------------------------------------------------------
                                                For the five month
                    For the year ended             period ended             For the year ended
                      March 31, 2003              March 31, 2002             October 31, 2001+
                --------------------------  --------------------------  -------------------------
                   Shares        Amount        Shares        Amount        Shares        Amount
                -----------  -------------  -----------  -------------  ----------   ------------
Shares sold....   1,738,602  $  17,572,086    1,840,553  $  18,500,416   1,645,817   $ 16,370,023
Reinvested
 shares........      94,315        954,643       37,372        372,629     115,041      1,146,148
Shares redeemed  (2,046,585)   (20,720,266)  (1,876,122)   (18,899,691) (1,628,390)   (16,244,781)
                -----------  -------------  -----------  -------------  ----------   ------------
Net increase
 (decrease)....    (213,668) $  (2,193,537)       1,803  $     (26,646)    132,468   $  1,271,390
                ===========  =============  ===========  =============  ==========   ============
                                                  Core Bond Fund
                ---------------------------------------------------------------------------------
                                                     Class Z+
                ---------------------------------------------------------------------------------
                                                For the five month
                    For the year ended             period ended             For the year ended
                      March 31, 2003              March 31, 2002             October 31, 2001+
                --------------------------  --------------------------  -------------------------
                   Shares        Amount        Shares        Amount        Shares        Amount
                -----------  -------------  -----------  -------------  ----------   ------------
Shares sold....          --  $          --           12  $         125          --   $      1,524
Reinvested
 shares........   1,430,838     14,476,065      557,300      5,551,443   1,778,941     17,730,388
Shares redeemed  (5,717,731)   (57,739,162)  (1,749,013)   (17,450,000) (3,451,705)   (34,500,081)
                -----------  -------------  -----------  -------------  ----------   ------------
Net increase
 (decrease)....  (4,286,893) $ (43,263,097)  (1,191,701) $ (11,898,432) (1,672,764)  $(16,768,169)
                ===========  =============  ===========  =============  ==========   ============

                                                       U.S. Government Securities Fund
                ------------------------------------------------------------------------------------------------------------
                                        Class A                                                Class B
                ------------------------------------------------------  ----------------------------------------------------
                    For the year ended          For the year ended          For the year ended         For the year ended
                      March 31, 2003              March 31, 2002              March 31, 2003             March 31, 2002
                --------------------------  --------------------------  -------------------------   ------------------------
                   Shares        Amount        Shares        Amount        Shares        Amount       Shares       Amount
                -----------  -------------  -----------  -------------  ----------   ------------   ----------  ------------
Shares sold....  16,172,319* $ 152,218,301*  18,374,232  $ 163,973,908   4,495,676   $ 42,228,815    3,466,168  $ 31,156,726
Shares issued
 in merger+....          --             --    3,210,579     28,794,524          --             --    1,389,001    12,457,851
Reinvested
 shares........     667,786      6,191,337      595,884      5,316,756     157,230      1,481,363      102,716       916,184
Shares redeemed (16,276,413)  (152,748,051) (19,888,128)  (177,651,332) (2,574,910)*  (24,236,111)* (4,141,923)  (36,955,161)
                -----------  -------------  -----------  -------------  ----------   ------------   ----------  ------------
Net increase
 (decrease)....     563,692  $   5,661,587    2,292,567  $  20,433,856   2,077,996   $ 19,474,067      815,962  $  7,575,600
                ===========  =============  ===========  =============  ==========   ============   ==========  ============
                            U.S. Government Securities Fund
                ------------------------------------------------------
                                       Class II
                ------------------------------------------------------
                    For the year ended          For the year ended
                      March 31, 2003              March 31, 2002
                --------------------------  --------------------------
                   Shares        Amount        Shares        Amount
                -----------  -------------  -----------  -------------
Shares sold....   2,365,163  $  22,258,658    1,440,993  $  12,966,087
Shares issued
 in merger+....          --             --      839,135      7,529,317
Reinvested
 shares........      61,152        576,229       21,584        192,321
Shares redeemed  (1,288,558)   (12,154,479)  (1,283,933)   (11,517,470)
                -----------  -------------  -----------  -------------
Net increase
 (decrease)....   1,137,757  $  10,680,408    1,017,779  $   9,170,255
                ===========  =============  ===========  =============

 + See Note 2.
 * Includes automatic conversion of 534,577 shares of Class B shares in the amount of $4,991,021 to 534,765 shares of Class A shares in the amount of $4,991,021.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                                                   GNMA Fund
                ---------------------------------------------------------------------------------------------------------------
                                         Class A                                                  Class B
                ---------------------------------------------------------  ----------------------------------------------------
                       For the year ended           For the year ended         For the year ended         For the year ended
                         March 31, 2003               March 31, 2002             March 31, 2003             March 31, 2002
                ------------------------------   ------------------------  -------------------------   ------------------------
                     Shares          Amount        Shares       Amount        Shares        Amount       Shares       Amount
                --------------   -------------   ----------  ------------  ----------   ------------   ----------  ------------
Shares sold....     20,986,110*  $ 237,799,506*   8,545,476  $ 95,419,999  12,763,664   $145,111,925    6,815,232  $ 76,326,122
Reinvested
 shares........        667,003       7,573,715      581,174     6,348,558     385,948      4,393,569      311,586     3,400,832
Shares redeemed    (10,535,852)   (119,630,103)  (4,618,399)  (51,371,321) (5,116,327)*  (58,203,016)* (2,220,572)  (24,613,747)
                --------------   -------------   ----------  ------------  ----------   ------------   ----------  ------------
Net increase
 (decrease)....     11,117,261   $ 125,743,118    4,508,251  $ 50,397,236   8,033,285   $ 91,302,478    4,906,246  $ 55,113,207
                ==============   =============   ==========  ============  ==========   ============   ==========  ============
                                                                   GNMA Fund
                ---------------------------------------------------------------------------------------------------------------
                                         Class II                                                 Class I
                ---------------------------------------------------------  ----------------------------------------------------
                       For the year ended           For the year ended         For the year ended      For the five month period
                         March 31, 2003               March 31, 2002             March 31, 2003             March 31, 2002
                ------------------------------   ------------------------  -------------------------   ------------------------
                     Shares          Amount        Shares       Amount        Shares        Amount       Shares       Amount
                --------------   -------------   ----------  ------------  ----------   ------------   ----------  ------------
Shares sold....     11,565,832   $ 131,890,842    3,311,960  $ 37,086,454          --   $         --    1,076,582  $ 12,132,064
Reinvested
 shares........        245,826       2,806,505      151,459     1,656,922         170          1,919          103         1,109
Shares redeemed     (3,318,648)    (37,928,650)  (1,530,800)  (17,014,748)     (1,350)       (14,552)  (1,071,955)  (12,005,903)
                --------------   -------------   ----------  ------------  ----------   ------------   ----------  ------------
Net increase
 (decrease)....      8,493,010   $  96,768,697    1,932,619  $ 21,728,628      (1,180)  $    (12,633)       4,730  $    127,270
                ==============   =============   ==========  ============  ==========   ============   ==========  ============
                                        GNMA Fund
                ---------------------------------------------------------
                                         Class X
                ---------------------------------------------------------
                       For the year ended           For the year ended
                         March 31, 2003               March 31, 2002
                ------------------------------   ------------------------
                     Shares          Amount        Shares       Amount
                --------------   -------------   ----------  ------------
Shares sold....        374,832   $   4,250,363        9,794  $    105,768
Reinvested
 shares........          8,750         100,073           --            --
Shares redeemed        (37,889)       (437,031)          --            --
                --------------   -------------   ----------  ------------
Net increase
 (decrease)....        345,693       3,913,405        9,794  $    105,768
                ==============   =============   ==========  ============

                                                 Strategic Bond Fund
                ------------------------------------------------------------------------------------
                                                       Class A
                ------------------------------------------------------------------------------------
                                                    For the five month
                       For the year ended              period ended            For the year ended
                         March 31, 2003               March 31, 2002            October 31, 2001+
                ------------------------------   ------------------------  -------------------------
                     Shares          Amount        Shares       Amount        Shares        Amount
                --------------   -------------   ----------  ------------  ----------   ------------
Shares sold....      5,749,864** $  17,063,277**  1,199,263  $  3,646,227     575,829   $  4,550,331
Shares issued
 in stock split             --              --    1,702,845            --          --             --
Shares issued
 in merger+....             --              --    9,213,398    28,079,636          --             --
Reinvested
 shares........        442,757       1,316,774      195,414       614,205      53,879        425,950
Shares redeemed     (5,933,899)    (17,581,335)  (1,619,136)   (4,910,113)   (344,069)    (2,739,615)
                --------------   -------------   ----------  ------------  ----------   ------------
Net increase
 (decrease)....        258,722   $     798,716   10,691,784  $ 27,429,955     285,639   $  2,236,666                          -
                ==============   =============   ==========  ============  ==========   ============

+ See Note 2.
* Includes automatic conversion of 195,681 shares of Class B shares in the amount of $2,233,137 to 196,215 shares of Class A shares in the amount of $2,233,137.
** Includes automatic conversion of 860,996 shares of Class B shares in the amount of $2,545,720 to 860,854 shares of Class A shares in the amount of $2,545,720.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                                                    Strategic Bond Fund
                                     --------------------------------------------------------------------------------
                                                                          Class B
                                     --------------------------------------------------------------------------------
                                                                       For the five month
                                           For the year ended             period ended           For the year ended
                                             March 31, 2003              March 31, 2002          October 31, 2001+
                                     ---------------------------    ------------------------  -----------------------
                                         Shares         Amount        Shares       Amount       Shares       Amount
                                     -----------    ------------    ----------  ------------  ----------  -----------
Shares sold.........................   3,650,173    $ 10,909,683     1,624,247  $  6,867,672     370,225  $ 2,919,192
Shares issued in stock split........          --              --     2,097,288            --          --           --
Shares issued in merger+............          --              --     5,906,365    18,032,820          --           --
Reinvested shares...................     261,564         777,454       142,520       461,809      93,959      744,405
Shares redeemed.....................  (3,827,323)**  (11,336,035)** (2,092,735)   (8,030,868) (1,073,750)  (8,487,543)
                                     -----------    ------------    ----------  ------------  ----------  -----------
Net increase (decrease).............      84,414    $    351,102     7,677,685  $ 17,331,433    (609,566) $(4,823,946)
                                     ===========    ============    ==========  ============  ==========  ===========
                                                                    Strategic Bond Fund
                                     --------------------------------------------------------------------------------
                                                                         Class II+
                                     --------------------------------------------------------------------------------
                                                                       For the five month
                                           For the year ended             period ended           For the year ended
                                             March 31, 2003              March 31, 2002          October 31, 2001+
                                     ---------------------------    ------------------------  -----------------------
                                         Shares         Amount        Shares       Amount       Shares       Amount
                                     -----------    ------------    ----------  ------------  ----------  -----------
Shares sold.........................   2,361,199    $  7,058,032       761,220  $  2,325,213     292,025  $ 2,296,419
Shares issued in stock split........          --              --     1,997,978            --          --           --
Shares issued in merger+............          --              --     1,388,393     4,242,824          --           --
Reinvested shares...................     162,201         483,955        82,952       279,031      82,455      652,508
Shares redeemed.....................  (2,604,349)     (7,748,759)     (965,053)   (3,811,879)   (531,495)  (4,211,108)
                                     -----------    ------------    ----------  ------------  ----------  -----------
Net increase (decrease).............     (80,949)   $   (206,772)    3,265,490  $  3,035,189    (157,015) $(1,262,181)
                                     ===========    ============    ==========  ============  ==========  ===========
                                                                    Strategic Bond Fund
                                     --------------------------------------------------------------------------------
                                                                          Class I
                                     --------------------------------------------------------------------------------
                                                                       For the five month
                                           For the year ended             period ended           For the year ended
                                             March 31, 2003              March 31, 2002          October 31, 2001+
                                     ---------------------------    ------------------------  -----------------------
                                         Shares         Amount        Shares       Amount       Shares       Amount
                                     -----------    ------------    ----------  ------------  ----------  -----------
Shares sold.........................          --    $         --            42  $        126          --  $        --
Shares issued in stock split........          --              --       566,797            --          --           --
Reinvested shares...................      65,251         194,149        28,783       101,318      31,782      246,961
Shares redeemed.....................          --              --            --            --          --           --
                                     -----------    ------------    ----------  ------------  ----------  -----------
Net increase (decrease).............      65,251    $    194,149       595,622  $    101,444      31,782  $   246,961
                                     ===========    ============    ==========  ============  ==========  ===========
                                                                   High Yield Bond Fund
                                     --------------------------------------------------------------------------------
                                                                          Class A
                                     --------------------------------------------------------------------------------
                                                                       For the five month
                                           For the year ended             period ended           For the year ended
                                             March 31, 2003              March 31, 2002          October 31, 2001+
                                     ---------------------------    ------------------------  -----------------------
                                         Shares         Amount        Shares       Amount       Shares       Amount
                                     -----------    ------------    ----------  ------------  ----------  -----------
Shares sold.........................  15,410,944*   $ 54,586,537*    6,151,577  $ 25,748,110      75,688  $   615,809
Shares issued in stock split........          --              --        74,626            --          --           --
Shares issued in merger+............          --              --    13,795,598    58,977,931          --           --
Reinvested shares...................     783,484       2,876,224       236,988       996,188       3,859       30,621
Shares redeemed..................... (12,321,331)    (45,700,839)   (6,038,181)  (25,471,809)    (17,385)    (137,778)
                                     -----------    ------------    ----------  ------------  ----------  -----------
Net increase (decrease).............   3,873,097    $ 11,761,922    14,220,608  $ 60,250,420      62,162  $   508,652
                                     ===========    ============    ==========  ============  ==========  ===========

 + See Note 2.
 * Includes automatic conversion of 483,813 shares of Class B shares in the amount of $1,813,086 to 484,737 shares of Class A shares in the amount of $1,813,086.
** Includes automatic conversion of 860,996 shares of Class B shares in the amount of $2,545,720 to 860,854 shares of Class A shares in the amount of $2,545,720.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

                                                                   High Yield Bond Fund
                                     --------------------------------------------------------------------------------
                                                                          Class B
                                     --------------------------------------------------------------------------------
                                                                         For the five month
                                            For the year ended              period ended          For the year ended
                                              March 31, 2003               March 31, 2002         October 31, 2001+
                                     ------------------------------   ------------------------  ---------------------
                                          Shares          Amount        Shares       Amount      Shares      Amount
                                     ---------------   ------------   ----------  ------------  --------  -----------
Shares sold.........................       5,717,346   $ 20,569,651    2,685,602  $ 11,283,879   483,298  $ 3,962,040
Shares issued in stock split........              --             --      299,784            --        --           --
Shares issued in merger+............              --             --   15,451,344    66,140,420        --           --
Reinvested shares...................         600,801      2,209,929      220,032       930,260    16,013      127,606
Shares redeemed.....................      (6,957,270)*  (25,671,684)* (2,685,342)  (11,248,536) (300,089)  (2,435,260)
                                     ---------------   ------------   ----------  ------------  --------  -----------
Net increase (decrease).............        (639,123)  $ (2,892,104)  15,971,420  $ 67,106,023   199,222  $ 1,654,386
                                     ===============   ============   ==========  ============  ========  ===========

                                                                   High Yield Bond Fund
                                     --------------------------------------------------------------------------------
                                                                         Class II+
                                     --------------------------------------------------------------------------------
                                                                         For the five month
                                            For the year ended              period ended          For the year ended
                                              March 31, 2003               March 31, 2002         October 31, 2001+
                                     ------------------------------   ------------------------  ---------------------
                                          Shares          Amount        Shares       Amount      Shares      Amount
                                     ---------------   ------------   ----------  ------------  --------  -----------
Shares sold.........................       5,002,813   $ 18,337,823    1,122,671  $  4,781,949   312,156  $ 2,519,905
Shares issued in stock split........              --             --      198,849            --        --           --
Shares issued in merger+............              --             --    4,083,549    17,525,011        --           --
Reinvested shares...................         263,054        965,355       74,632       318,272    12,371       97,788
Shares redeemed.....................      (2,686,939)    (9,901,331)    (794,944)   (3,495,826)  (86,966)    (694,931)
                                     ---------------   ------------   ----------  ------------  --------  -----------
Net increase (decrease).............       2,578,928   $  9,401,847    4,684,757  $ 19,129,406   237,561  $ 1,922,762
                                     ===============   ============   ==========  ============  ========  ===========

                                                                   High Yield Bond Fund
                                     --------------------------------------------------------------------------------
                                                                          Class I
                                     --------------------------------------------------------------------------------
                                                                         For the five month
                                            For the year ended              period ended          For the year ended
                                              March 31, 2003               March 31, 2002         October 31, 2001+
                                     ------------------------------   ------------------------  ---------------------
                                          Shares          Amount        Shares       Amount      Shares      Amount
                                     ---------------   ------------   ----------  ------------  --------  -----------
Shares sold.........................              --   $         --       15,345  $    115,390   565,132  $ 4,507,963
Shares issued in stock split........              --             --      243,589            --        --           --
Reinvested shares...................             361          1,319        2,757        19,582    25,215      200,970
Shares redeemed.....................              --             --     (664,119)   (3,211,820) (186,180)  (1,472,683)
                                     ---------------   ------------   ----------  ------------  --------  -----------
Net increase (decrease).............             361   $      1,319     (402,428) $ (3,076,848)  404,167  $ 3,236,250
                                     ===============   ============   ==========  ============  ========  ===========

                                                                   High Yield Bond Fund
                                     --------------------------------------------------------------------------------
                                                                         Class Z+
                                     --------------------------------------------------------------------------------
                                                                         For the five month
                                            For the year ended              period ended          For the year ended
                                              March 31, 2003               March 31, 2002         October 31, 2001+
                                     ------------------------------   ------------------------  ---------------------
                                          Shares           Amount       Shares       Amount      Shares      Amount
                                     ---------------   ------------   ----------  ------------  --------  -----------
Shares sold.........................               8   $         30           15  $         50        --  $        --
Shares issued in stock split........              --             --    6,346,098            --        --           --
Reinvested shares...................       1,700,227      6,221,007      570,809     2,675,791   821,161    6,448,641
Shares redeemed.....................              --             --           --            --        (9)         (67)
                                     ---------------   ------------   ----------  ------------  --------  -----------
Net increase (decrease).............       1,700,235   $  6,221,037    6,916,922  $  2,675,841   821,152  $ 6,448,574
                                     ===============   ============   ==========  ============  ========  ===========

 + See Note 2.
 * Includes automatic conversion of 483,813 shares of Class B shares in the amount of $1,813,086 to 484,737 of shares of Class A shares in the amount of $1,813,086.

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)


                                             Tax Exempt Insured Fund
                               --------------------------------------------------
                                                     Class A
                               --------------------------------------------------
                                  For the year ended        For the year ended
                                    March 31, 2003            March 31, 2002
                               ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
                               ----------  ------------  ----------  ------------
Shares sold...................  1,796,170* $ 23,825,662*    751,506  $  9,751,622
Shares issued in merger+......         --            --     624,503     8,210,614
Reinvested shares.............    145,158     1,916,793     129,841     1,683,989
Shares redeemed............... (1,969,797)  (26,214,114) (1,162,362)  (15,046,964)
                               ----------  ------------  ----------  ------------
Net increase (decrease).......    (28,469) $   (471,659)    343,488  $  4,599,261
                               ==========  ============  ==========  ============

                                             Tax Exempt Insured Fund
                               --------------------------------------------------
                                                    Class II
                               --------------------------------------------------
                                  For the year ended        For the year ended
                                    March 31, 2003            March 31, 2002
                               ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
                               ----------  ------------  ----------  ------------
Shares sold...................    345,981  $  4,588,301     194,328  $  2,524,772
Shares issued in merger+......         --            --     158,193     2,079,559
Reinvested shares.............      9,084       120,117       4,316        55,979
Shares redeemed...............   (193,507)   (2,561,636)    (90,188)   (1,175,911)
                               ----------  ------------  ----------  ------------
Net increase (decrease).......    161,558  $  2,146,782     266,649  $  3,484,399
                               ==========  ============  ==========  ============

                                           Tax Exempt Insured Fund
                               ----------------------------------------------
                                                   Class B
                               ----------------------------------------------
                                  For the year ended      For the year ended
                                    March 31, 2003          March 31, 2002
                               ----------------------   ---------------------
                                 Shares      Amount      Shares      Amount
                               --------   -----------   --------  -----------
Shares sold...................  453,361   $ 6,022,337    298,876  $ 3,888,405
Shares issued in merger+......       --            --    436,304    5,738,475
Reinvested shares.............   27,036       357,478     18,533      239,514
Shares redeemed............... (475,903)*  (6,259,772)* (583,237)  (7,509,423)
                               --------   -----------   --------  -----------
Net increase (decrease).......    4,494   $   120,043    170,476  $ 2,356,971
                               ========   ===========   ========  ===========










Shares sold...................
Shares issued in merger+......
Reinvested shares.............
Shares redeemed...............

Net increase (decrease).......


 + See Note 2.
 * Includes automatic conversion of 97,811 shares of Class B shares in the amount of $1,288,353 to 97,827 shares of Class A shares in the amount of $1,288,353.

Note 8. Commitments and Contingencies

   The SunAmerica Family of Mutual Funds has established $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the $75 million committed line of credit, which is included in interest expense of the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the period ended March 31, 2003, the High Yield Bond Fund had borrowings outstanding for 36 days under the line of credit and incurred $9,757 in interest charges related to these borrowings. The High Yield Bond Fund's average amount of debt under the line of credit for the days utilized was $4,326,570 at a weighted average interest of 2.22%.

Note 9. Trustees Retirement Plan

   The Trustees (and Directors) of the SunAmerica Income Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an

        SunAmerica Income Funds
        NOTES TO FINANCIAL STATEMENTS -- March 31, 2003 -- (continued)

   Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of March 31, 2003, Core Bond Fund, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund had accrued $9,245, $103,177, $19,850, $23,943, $38,942 and $30,346,
   respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the period ended March 31, 2003 expensed $6,170, $4,733, $5,574, $1,460, $3,504 and $1,853, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

        SunAmerica Income Funds
        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the SunAmerica Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Fund, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, and Tax Exempt Insured Fund (constituting the SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 21, 2003
New York, New York

        SunAmerica Income Funds
        TRUSTEE INFORMATION -- (unaudited)


The following table contains basic information regarding the Trustees that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                              Number of
                                   Term of                                    Funds in
                        Position  Office and                                    Fund             Other
Name,                  Held With  Length of                                    Complex       Directorships
Address and            SunAmerica    Time         Principal Occupations      Overseen by        Held by
Date of Birth*          Complex     Served         During Past 5 Years       Trustee(1)       Trustee(2)
--------------         ---------- ---------- ------------------------------- ----------- ---------------------
S. James Coppersmith   Trustee    18 years   Retired.                            45      Director of BJ's
DOB: February 21, 1933                                                                   Wholesale Club,
                                                                                         Inc.; Member of
                                                                                         Board of Trustees of
                                                                                         the Boston Stock
                                                                                         Exchange.
Dr. Judith L. Craven   Trustee    1 1/2      Retired Administrator.              75      Director, A.G. Belo
DOB: October 6, 1945              years                                                  Corporation (1992 to
                                                                                         present); Director,
                                                                                         Sysco Corporation
                                                                                         (1996 to present);
                                                                                         Director, Luby's Inc.
                                                                                         (1998 to present).
William F. Devin       Trustee    1 1/2      Retired.                            75      Member of the
DOB: December 30, 1938            years                                                  Board of Governors,
                                                                                         Boston Stock
                                                                                         Exchange (1985-
                                                                                         Present); formerly,
                                                                                         Director, Cypress
                                                                                         Tree Senior Floating
                                                                                         Rate Fund, Inc.
                                                                                         (October 1997-May
                                                                                         2001).
Samuel M. Eisenstat    Chairman   17 years   Attorney, solo practitioner.        46      Director, North
DOB: March 7, 1940     of the                                                            European Oil
                       Board                                                             Royalty Trust.
Stephen J. Gutman      Trustee    18 years   Partner and Managing                46      None
DOB: May 10, 1943                            Member of B.B. Associates
                                             LLC (menswear specialty
                                             retailing and other activities)
                                             (June 1988 to present)

        SunAmerica Income Funds
        TRUSTEE INFORMATION -- (unaudited) (continued)

                                                                           Number of
                                  Term of                                  Funds in
                       Position  Office and                                  Fund             Other
Name,                 Held With  Length of                                  Complex       Directorships
Address and           SunAmerica    Time        Principal Occupations     Overseen by        Held by
Date of Birth*         Complex     Served        During Past 5 Years      Trustee(1)       Trustee(2)
--------------        ---------- ---------- ----------------------------- ----------- ---------------------
Peter A. Harbeck(3)   Trustee    8 years    President, CEO and                83      None
DOB: January 23, 1954                       Director, AIG SunAmerica
                                            Asset Management Corp.
                                            ("SAAMCo") (August 1995
                                            to present); Director, AIG
                                            SunAmerica Capital
                                            Services, Inc ("SACS")
                                            (August 1993 to present)
Sebastiano Sterpa     Trustee    9 years    Founder and Chairman of           37      Director, Real Estate
DOB: July 18, 1929                          the Board of the Sterpa                   Business Service
                                            Group (real estate                        and Countrywide
                                            investment and                            Financial.
                                            management) (1962 to
                                            present); Director/Trustee of
                                            SAMF.

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.
(1) The "Fund Complex" consists of all registered investment company portfolios for which the Business Manager serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds), Anchor Pathway Funds (7 Series) and Seasons Series Trust (19 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested trustee, as defined within the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Income Funds
        SHAREHOLDER TAX INFORMATION -- March 31, 2003 -- (unaudited)

Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 2003. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2003.

During the year ended March 31, 2003 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                                Net          Net        Net Long-   Qualifying % for the
                                                     Total   Investment  Short-Term       Term         70% Dividends
                                                   Dividends   Income   Capital Gains Capital Gains  Received Deduction
                                                   --------- ---------- ------------- ------------- --------------------
Core Bond Class A.................................   0.42      $0.42        $  --         $  --               --
Core Bond Class B.................................   0.36       0.36           --            --               --
Core Bond Class II................................   0.36       0.36           --            --               --
Core Bond Class I.................................   0.44       0.44           --            --               --
Core Bond Class Z.................................   0.49       0.49           --            --               --
U.S. Government Securities Fund Class A...........   0.40       0.40           --            --               --
U.S. Government Securities Fund Class B...........   0.33       0.33           --            --               --
U.S. Government Securities Fund Class II..........   0.33       0.33           --            --               --
GNMA Fund Class A.................................   0.53       0.42         0.11            --               --
GNMA Fund Class B.................................   0.46       0.35         0.11            --               --
GNMA Fund Class II................................   0.46       0.35         0.11            --               --
GNMA Fund Class I.................................   0.54       0.43         0.11            --               --
GNMA Fund Class X.................................   0.55       0.44         0.11            --               --
Strategic Bond Fund Class A.......................   0.18       0.18           --            --             2.56
Strategic Bond Fund Class B.......................   0.16       0.16           --            --             2.56
Strategic Bond Fund Class II......................   0.16       0.16           --            --             2.56
Strategic Bond Fund Class I.......................   0.19       0.19           --            --             2.56
High Yield Bond Fund Class A......................   0.35       0.35           --            --             3.47
High Yield Bond Fund Class B......................   0.33       0.33           --            --             3.47
High Yield Bond Fund Class II.....................   0.33       0.33           --            --             3.47
High Yield Bond Fund Class I......................   0.35       0.35           --            --             3.47
High Yield Bond Fund Class Z......................   0.37       0.37           --            --             3.47
Tax Exempt Insured Class A*.......................   0.52       0.43           --          0.09               --
Tax Exempt Insured Class B*.......................   0.43       0.34           --          0.09               --
Tax Exempt Insured Class II*......................   0.43       0.34           --          0.09               --

--------
* Tax exempt interest dividends

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES


As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)


Core Bond Fund

During the reporting period the SunAmerica Core Bond Fund team positioned the portfolio to benefit from a flatter yield curve and maintained a duration that was slightly longer than the benchmark. Positions in the agency sector were increased as questions regarding the special status of the agencies created buying opportunities, because the Fund remained overweight in discount and lower coupons of the mortgage-backed portion of the portfolio. In the Treasury sector, we focused on cheaper, "off the run" issues -- securities that are older and traded in the secondary market. This allowed us to add incremental yield without sacrificing liquidity. In the agency sector of the portfolio, shorter callable and longer subordinated non-callable issues were favored. For example, 10-year subordinated agencies were purchased at yields of approximately 30 basis points higher than senior agency debt. This is a level that compares favorably to high quality corporate bonds as well. We also added some new names to the portfolio: Comcast, Dominion Resources and AEP -- selections from telecom and utilities, the two most battered sectors of 2002.

For the annual period ended March 31, 2003, the SunAmerica Core Bond Fund Class A returned 9.58%. The Fund's peer class, the Lipper Corporate Debt A Funds Category, returned 10.55% during the same time frame. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index returned 11.69% for the twelve-month period.
                                    [CHART]


                                     Lehman Brothers
       Core Bond Fund Class A/#/  Aggregate Bond Index
       ------------------------   --------------------
3/93         $ 9,528                   $10,000
3/94           9,511                    10,236
3/95           9,869                    10,747
3/96          10,917                    11,905
3/97          11,330                    12,490
3/98          12,730                    13,988
3/99          13,317                    14,895
3/00          13,385                    15,174
3/01          14,569                    17,075
3/02          15,014                    17,987
3/03          16,452                    20,089


                      Class A            Class B            Class II           Class I            Class Z
                 ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
      Core       Average            Average            Average            Average            Average
      Bond       Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund       Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     4.37%     9.58%    4.90%     8.90%    6.91%     9.00%    9.80%     9.80%   10.38%    10.38%
---------------------------------------------------------------------------------------------------------------
5 Year Return     4.24%    29.24%    4.25%    25.10%    4.38%    25.22%     N/A      N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return    5.10%    72.68%     N/A      N/A       N/A      N/A       N/A      N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
Since Inception*  6.36%   118.88%    5.69%    64.50%    5.52%    63.71%    7.72%    22.45%    8.16%    23.81%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date (see note 2) - Class A: 5/1/91; Class B: 4/1/94; Class II:
  4/1/94; Class I: 7/10/00; Class Z: 7/10/00
# For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offering price, was deducted from the initial $10,000 investment in the Fund.

For the 12 month period ending March 31, 2003, the SunAmerica Core Bond Class A returned 9.58%, compared to 11.69% for the Lehman Brothers Aggregate Bond Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
According to Lipper Inc, SunAmerica Core Bond Fund Class A ranked 140 out of 197 Corporate Debt Funds A Rated for the 1 year ending 3/31/03. The Fund ranked 106 out of 127 Corporate Debt Funds for the 5 years ending 3/31/03. The Fund ranked 52 out of 54 Corporate Debt Funds for the 10 years ending 3/31/03. Ranking is based on total returns and does not take into account sales charges and fees.

* Past performance is no guarantee of future results.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)


U.S. Government Securities Fund

U.S. Treasuries launched a strong and sustained rally in the first half of the Fund's reporting period. Yields on the benchmark 10-year Treasury note dropped roughly 170 basis points between May and October 2002. Over the twelve-month period the fund employed a two prong strategy: first, we continued to hold only top-quality, government guaranteed securities; and second, we extended the portfolio's duration. Both strategies proved judicious as the market shifted toward safety due to wartime jitters and economic weakness, and as interest rates declined. In the last quarter, when geo-political uncertainties escalated and the potential for war with Iraq increased, we restrained from short-term trading and outperformed competitors who lost value by rotating in and out of the market in a quest to lock in returns. The Fund closed the period overweight in GNMAs and longer in duration than the Fund's Lehman Brothers benchmark.

For the annual period ended March 31, 2003, the SunAmerica U.S. Government Securities Fund Class A and Class B returned 14.14% and 13.51%, respectively, outperforming both the Fund's peer class, the Lipper U.S. Government Funds Category, which returned 10.87% and the Fund's benchmark, the Lehman Brothers Government Index, which returned 13.41%. In addition, the SunAmerica U.S. Government Securities Fund maintains an impressive longer-term track record of performance. For the three years ended 3/31/03, the Fund's Class A shares returned of 10.11% which outpaced the Lipper U.S. Government Funds Category return of 8.65%, ranking the Fund in the top 8% of its Lipper peer group.


               [CHART]


            U.S. Government          Lehman Brothers
        Securities Fund Class B      Government Index
        -----------------------      ----------------
3/93           $10,000                   $10,000
3/94            10,154                    10,269
3/95            10,488                    10,712
3/96            11,418                    11,833
3/97            11,796                    12,341
3/98            12,834                    13,841
3/99            13,379                    14,765
3/00            13,410                    15,134
3/01            15,061                    17,000
3/02            15,578                    17,670
3/03            17,780                    20,039


                      Class A            Class B            Class II
                 ------------------ ------------------ ------------------
      U.S.         SEC                SEC                SEC
   Government    Average            Average            Average
   Securities    Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund       Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     8.70%    14.14%    9.51%    13.51%   11.38%    13.52%
-------------------------------------------------------------------------
5 Year Return     6.12%    41.29%    6.16%    36.81%    N/A       N/A
-------------------------------------------------------------------------
10 Year Return     N/A      N/A      5.92%    77.80%    N/A       N/A
-------------------------------------------------------------------------
Since Inception*  5.98%    82.15%    6.68%   201.48%    7.27%    32.24%
-------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date (see note 2) - Class A: 10/1/93; Class B: 3/3/86; Class II:
  6/1/99.
For the 12 month period ending March 31, 2003, the SunAmerica U.S. Government Securities Class B returned 13.51%, compared to 13.41% for the Lehman Brothers Government Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
 According to Lipper Inc, SunAmerica U.S. Government Securities Fund Class A ranked 14 out of 169 General U.S. Government Funds for the 1 year ending 3/31/03. The Fund ranked 15 out to 128 General U.S. Government Funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.
*Past performance is no guarantee of future results.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

GNMA Fund

Over the course of the reporting period, the pace of early repayments on most bonds in the $3 trillion market for mortgage-backed securities skyrocketed as interest rates fell and more homeowners refinanced their loans. This exposed a huge portion of the market to refinancing risk. The fund continued a strategy of avoiding high coupons and overweighting the portfolio in low coupons. While the pick-up in yield is less for the lower coupon securities, the risk of prepayment is significantly lower. We expect the contracting of U.S. manufacturing to keep interest rates low for the rest of the year. As a result, we anticipate demand for GNMAs to remain strong as investors reinvest pay-downs back into mortgage-backed securities and as they continue to seek "safe haven" in a fragile economy.

For the annual period ended March 31, 2003, the SunAmerica GNMA Fund Class A and Class B returned 12.29% and 11.54%, respectively, outperforming both the Fund's peer class, the Lipper GNMA Category, which returned 8.28%, and the Fund's benchmark, the Citigroup Mortgage GNMA Index, which returned 8.42%. Additionally, the SunAmerica GNMA Fund Class A was placed number 1 among its peer class, the Lipper GNMA Category. The Fund's long-term track record is equally strong. For the past three- and five-year periods ending March 31, 2003, the Fund's Class A performance places it as number 2 among its peer class. It returned 9.95% and 7.76% in those periods respectively, versus the Lipper GNMA Category, which returned 8.25% and 6.33% in the same period.

                                    [CHART]

                              Citigroup Mortgage
        GNMA Fund Class B         GNMA Index
        -----------------     ------------------
3/93        $10,000               $10,000
3/94          9,911                10,140
3/95         10,289                10,768
3/96         11,331                11,938
3/97         11,877                12,651
3/98         13,235                14,025
3/99         13,992                14,907
3/00         14,209                15,347
3/01         15,981                17,179
3/02         16,611                18,308
3/03         18,527                19,850


                      Class A            Class B            Class II           Class I            Class X
                 ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
                 Average            Average            Average            Average            Average
      GNMA       Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund       Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     6.92%    12.29%    7.54%    11.54%    9.42%    11.53%   12.19%    12.19%   12.36%    12.36%
---------------------------------------------------------------------------------------------------------------
5 Year Return     6.62%    44.67%    6.65%    39.98%     N/A      N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return     N/A      N/A      6.36%    85.27%     N/A      N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
Since Inception*  6.78%    95.45%    8.25%   385.34%    7.60%    33.78%    9.07%    12.52%   11.99%    12.45%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date (see note 2) - Class A: 10/11/93; Class B: 4/25/83; Class II:
  6/1/99; Class I: 11/16/01; Class X: 3/19/02.

For the 12 month period ending March 31, 2003, the SunAmerica U.S. GNMA Class B returned 11.54%, compared to 8.42% for the Citigroup Mortgage GNMA Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Accordingto Lipper Inc., SunAmerica GNMA Fund Class A ranked 1 out of 66 GNMA
         Funds for the 1 year ending 3/31/03. The Fund ranked 2 out of 41 GNMA funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

*Past performance is no guarantee of future results.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)


Strategic Bond Fund

In the first half of the reporting period, the Fund lagged its Lehman Brothers Aggregate Bond Index benchmark. This was due in large part to a relative underweight in Treasury securities, which experienced a strong rally throughout the fall and winter of 2002. In the second half, however, the fund outperformed the index due to strong returns from its high yield and emerging bond segments. Throughout the annual period we worked to keep the high yield portion of the Fund's portfolio in higher-grade issues, shifting to B and BB ratings, with an emphasis on BB. The Fund also remained fully invested in its emerging market allocation. This enabled it to benefit from a rally that occurred in this sector in the second half, after the markets had absorbed the problems in Argentina and Brazil.

In the non-U.S. dollar segment we maintained positions in both Canada and Australia, which in U.S. dollar terms recorded excess returns of 11.9% and 4.5% respectively. The Fund also took some profits form emerging market positions in Brazil and Ecuador. This was done in anticipation of some volatility at the onset of the Iraq conflict. Anticipating continuing dollar weakness, we began a shift of the Fund's non-U.S. dollar allocation from 5% to approximately 8% of the portfolio going forward.

For the annual period ended March 31, 2003, the SunAmerica Strategic Bond Fund Class A returned 9.07%. The Fund's peer class, the Lipper Multi-Sector Income Funds Category, returned 9.78% during the same time-frame. The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 11.69% for the twelve-month period.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)


                                    [CHART]

        Strategic Bond      Lehman Brothers
        Fund Class A/#/   Aggregate Bond Index
        ---------------   --------------------
11/93     $ 9,524              $10,000
 3/94       9,085                9,682
 3/95       9,135               10,166
 3/96      10,955               11,261
 3/97      12,311               11,814
 3/98      13,873               14,012
 3/99      13,718               14,089
 3/00      14,015               14,353
 3/01      14,739               16,151
 3/02      15,393               17,014
 3/03      16,789               19,002


                                     Class A            Class B            Class II           Class I
                                ------------------ ------------------ ------------------ ------------------
                                  SEC                SEC                SEC                SEC
                                Average            Average            Average            Average
     Strategic                  Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Bond Fund                  Return   Return+   Return   Return+   Return   Return+   Return   Return+
-------------------             ------- ---------- ------- ---------- ------- ---------- ------- ----------
 1 Year Return                   3.88%     9.07%    4.36%     8.36%    6.41%     8.47%    9.29%     9.29%
-----------------------------------------------------------------------------------------------------------
 5 Year Return                   2.88%    21.02%    2.88%    16.88%    3.02%    17.22%     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 10 Year Return                   N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Since Inception*                5.66%    76.28%    6.41%    74.96%    6.26%    74.36%    6.74%    19.44%
-----------------------------------------------------------------------------------------------------------

         + Cumulative returns do not include sales load.
         * Inception Date (see note 2) - Class A: 11/1/93; Class B: 4/1/94; Class II: 4/1/94; Class I: 7/10/00
         # For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offering price, was deducted from the initial $10,000 investment in the Fund.

         For the 12 month period ending March 31, 2003, the SunAmerica Strategic Bond Class A returned 9.07%, compared to 11.69% for the Lehman Brothers Aggregate Bond Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
         --------
         According to Lipper, Inc., SunAmerica Strategic Bond Fund Class A ranked 59 out of 113 Multi-Sector Income Funds for the 1 year ending 3/31/03. The Fund ranked 31 out of 84 Multi-Sector Income Funds for the 5 years ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

         *Past performance is no guarantee of future results.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

High Yield Bond Fund

The fund significantly underperformed in the first five months of the fiscal year due to overweight positions in higher risk credits. Since September, however, the portfolio has performed significantly better as we have adopted a more conservative risk profile. In the fourth calendar quarter of 2002, given the substantial declines in high yield bond prices during the past year, we decided to increase exposure to bonds and sectors with more upside potential. This included overweight positions in the telecom, cable, energy and healthcare sectors. We have been underweight cyclical sectors, such as paper, metals and lodging due to our cautious economic outlook.

For the annual period ended March 31, 2003, the SunAmerica High Yield Bond Fund Class A returned -2.45%. The Fund's peer class, the Lipper High Current Yield Funds Category, returned 2.71% during the same time frame. The Fund's benchmark, the Citigroup High Yield Market Index returned 4.92% for the twelve-month period.

                                    [CHART]


        High Yield Bond          Citigroup
        Fund Class A/#/   High Yield Market Index
        ---------------   -----------------------
11/98       $9,524               $10,000
 3/99        9,999                10,651
 3/00        9,710                10,397
 3/01        9,877                10,679
 3/02        9,692                11,006
 3/03        9,454                11,361


                      Class A            Class B            Class II           Class I            Class Z
                 ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
                 Average            Average            Average            Average            Average
   High Yield    Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
   Bond Fund     Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -7.17%    -2.45%   -6.61%    -3.06%   -4.78%    -2.97%   -2.12%    -2.12%   -1.84%    -1.84%
---------------------------------------------------------------------------------------------------------------
5 Year Return     N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return    N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
Since Inception* -1.27%    -0.73%   -1.23%    -4.00%   -3.32%    -7.53%   -0.08%    -0.35%    0.23%     1.01%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date (see note 2) - Class A: 11/1/98; Class B: 11/1/98; Class II:
  8/21/00; Class I: 11/1/98; Class Z: 11/1/98
# For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offering price, was deducted from the initial $10,000 investment in the Fund.

For the 12 month period ending March 31, 2003, the SunAmerica High Yield Bond Class A returned -2.45%, compared to 4.92% for the Citigroup High Yield Market Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
According to Lipper, Inc., the SunAmerica High Yield Bond Fund Class A ranked 347 out of 379 High Current Yield Funds for the 1 year ending 3/31/03. Ranking is based on total return and does not take into account sales charges and fees.

*Past performance is no guarantee of future results.

        SunAmerica Income Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

Tax Exempt Insured Fund
During the first nine months of the period, the fund worked on extending its duration. Favoring the long segment of the market caused the Fund to be negatively impacted by the brief equity rally in October, but allowed it to benefit from seasonal anomalies and a bond market rally in December. In the first quarter 2003, however, believing that yield levels were not sustainable, we moved holdings into a barbell structure, positioning the Fund to outperform in a rising, flattening yield curve. This entailed overweighting the short and long portion of the curve at the expense of the middle portion. Unfortunately war concerns seemed to take precedence over economic indicators, and the seasonal weakness usually characteristic of March did not appear until very late in the month. The yield curve remained steep, causing us to slightly underperform our benchmark.

Record amounts of new municipal bond issues in 2002 enabled us to continue to benefit from a trading strategy of purchasing bonds at the time of new issue pricing, when volume is high and prices are attractive, and then selling the bonds in the secondary market when supplies diminish and prices increase. We continued to steer away from state general obligation bonds as we believe state deficits could cause these issues to come under pressure. At the same time the fund remains overweight in essential service revenue bonds, such as water, sewer and transportation authorities.

For the year ended March 31, 2003, the SunAmerica Tax Exempt Insured Fund Class A returned 9.08%. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 9.89%.
               [CHART]


             Tax Exempt               Lehman Brothers
       Insured Fund Class A/#/     Municipal Bond Index
       -----------------------     --------------------
3/93         $ 9,526                    $10,000
3/94           9,646                     10,232
3/95          10,318                     10,992
3/96          11,078                     11,914
3/97          11,548                     12,563
3/98          12,735                     13,909
3/99          13,314                     14,771
3/00          13,154                     14,759
3/01          14,481                     16,371
3/02          14,753                     16,996
3/03          16,092                     18,676

                             Class A            Class B            Class II
                        ------------------ ------------------ ------------------
                          SEC                SEC                SEC
                        Average            Average            Average
                        Annual  Cumulative Annual  Cumulative Annual  Cumulative
Tax Exempt Insured Fund Return   Return+   Return   Return+   Return   Return+
----------------------- ------- ---------- ------- ---------- ------- ----------
   1 Year Return         3.93%     9.08%    4.30%     8.30%    6.23%     8.32%
--------------------------------------------------------------------------------
   5 Year Return         3.78%    26.36%    3.70%    21.93%     N/A      N/A
--------------------------------------------------------------------------------
   10 Year Return        4.87%    68.93%     N/A      N/A       N/A      N/A
--------------------------------------------------------------------------------
   Since Inception*      5.99%   187.82%    4.41%    50.55%    4.33%    18.82%
--------------------------------------------------------------------------------

        + Cumulative returns do not include sales load.
        * Inception Date (see note 2) - Class A: 11/22/85; Class B: 10/4/93; Class II: 6/1/99.
        # For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offering price, was deducted from the initial $10,000 investment in the Fund.
         For the 12 month period ending March 31, 2003, SunAmerica Tax Exempt Insured Class A returned 9.08%, compared to 9.89% for the Lehman Brothers Municipal Bond Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
         --------
         According to Lipper, Inc., the SunAmerica Tax Exempt Insured Class A ranked 34 out of 49 Insured Municipal Debt Funds for the 1 year ending 3/31/03. The Fund ranked 27 out of 42 Insured Municipal Debt Funds for the 5 years ending 3/31/03. Ranking is based on the total return and does not take into account sales charge and fees.
         *Past performance is no guarantee of future results.

[LOGO] AIG Sun America
Mutual Funds

            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors/Trustees         Investment Adviser                       This report is submitted
 Samuel M. Eisenstat                                                solely for the general
 Peter A. Harbeck             AIG SunAmerica Asset Management Corp. information of
 S. James Coppersmith       Harborside Financial                    shareholders of the Fund.
 Dr. Judith L. Craven         Center                                Distribution of this
 William F. Devin           3200 Plaza 5                            report to persons other
 Stephen J. Gutman          Jersey City, NJ                         than shareholders of the
 Sebastiano Sterpa            07311-4992                            Fund is authorized only
                                                                    in connection with a
Officers                   Distributor                              currently effective
 Robert M. Zakem,           AIG SunAmerica Capital                  prospectus, setting forth
   President                  Services, Inc.                        details of the Fund,
 Donna M. Handel,           Harborside Financial                    which must precede or
   Treasurer                  Center                                accompany this report.
 Michael Cheah, Vice        3200 Plaza 5
   President                Jersey City, NJ
 J. Steven Neamtz, Vice       07311-4992
   President
 Abbe P. Stein, Vice       Shareholder Servicing
   President               Agent
   and Assistant Secretary  AIG SunAmerica Fund
 Joseph P. Kelly,             Services, Inc.
   Assistant Secretary      Harborside Financial
 Stacey V. Morrison,          Center
   Assistant Secretary      3200 Plaza 5
 Laura E. Filippone,        Jersey City, NJ
   Assistant Treasurer        07311-4992
 Gregory R. Kingston,
   Vice President and      Custodian and Transfer
   Assistant Treasurer     Agent
 Donald H. Guire,           State Street Bank and
   Assistant Treasurer        Trust Company
                            P.O. Box 419572
                            Kansas City, MO
                              64141-6572

Distributed by:
AIG SunAmerica Capital Services, Inc.
INANN-3/03